                                                                    EXHIBIT 99.1
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of December 1, 2005
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital
Markets, Inc. as master servicer (in such capacity, the "Master Servicer"), J.E.
Robert Company, Inc. as special servicer (in such capacity, the "Special
Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN
AMRO Bank N.V. as fiscal agent. Capitalized terms used but not defined herein
(including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
December 1, 2005 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS
Securities North America Inc. ("IXIS Securities"), KeyBanc Capital Markets, a
Division of McDonald Investments Inc. ("McDonald Investments"), Morgan Stanley &
Co. Incorporated ("Morgan Stanley") and Goldman, Sachs & Co. ("Goldman Sachs";
Merrill Lynch, Countrywide Securities, IXIS Securities, McDonald Investments,
Morgan Stanley and Goldman Sachs, collectively, in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of December 1,
2005 (the "Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms

hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,698,917,299 (the "MLML Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date
(after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance
(the "Cut-off Date Pool Balance") of $3,073,749,461 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on December 7, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 98.30567% of the
MLML Mortgage Loan Balance as of the Cut-off Date, plus (ii) $1,486,554, which amount represents the amount of interest accrued on the MLML Mortgage Loan
Balance, as agreed to by the Seller and the Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

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instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

          (i) (A) the original executed Mortgage Note for the subject Mortgage
     Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
     LaSalle Bank National Association, as trustee for the registered holders of
     Merrill Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1, or in blank, and (B) in the case of a Loan
     Combination, a copy of the executed Mortgage Note for each related
     Non-Trust Loan;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage
     Pass-Through Certificates, Series 2005-CKI1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CKI1, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CKI1 (or, in the case of a
     Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CKI1,
     Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1,

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     and in its capacity as lead lender on behalf of the holder of the related
     Non-Trust Loan(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2005-CKI1, Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1,
     as assignee (or, in the case of a Loan Combination, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan;

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

          (xiii) if such Trust Mortgage Loan is part of a Loan Combination, a copy of the related Loan Combination Intercreditor Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

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          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

                                        5

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the
Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C)
     general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition

                                        6

     (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

                                        7

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the Master Servicer for deposit into the Collection
Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage
Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or
Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document
Defect (other than with respect to the Specially Designated Mortgage Loan
Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject

                                        8

Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the greater of (A) the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution and (B) the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, as of the
Cut-off Date, and (2) the weighted average loan to-value ratio for the remaining
Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the lesser of (A) the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the
Special Servicer at the expense of the Seller and (B) the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan, as of the Cut-off Date; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the
Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on
"prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related
Document Defect or Breach exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related borrower. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a
Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document
Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document
Defect or Breach to be cured or repurchase or substitute for the affected
Mortgage Loan.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed

                                        9

Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in
connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the

                                       10

Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects.
To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section
3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on
Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

                                       11

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                       12

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

                                       13

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus and Prospectus Supplement, respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of December 1, 2005, among the
Seller, Countrywide Commercial Real Estate Finance, Inc., KeyBank National
Association, IXIS Real Estate Capital Inc., the Purchaser, the Underwriters and
the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of December 7, 2005, between the Seller and KeyCorp Real Estate Capital Markets, Inc., duly executed by such parties;

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement

                                       14

Memorandum, dated as of December 1, 2005 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers",
"Summary of Prospectus Supplement--Relevant Parties--Glendale Galleria Pari
Passu and Subordinate Noteholders", "Summary of Prospectus Supplement--The
Mortgage Loans And The Mortgaged Real Properties," "Risk Factors" and
"Description of the Mortgage Pool". The "Specified Portions" of the Memorandum
shall consist of the Specified Portions of the Prospectus Supplement (as
attached as an exhibit to the Memorandum);

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing
Date;

          (f) A written opinion of counsel for the Seller relating to corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the
Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the
Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in

                                       15

connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution
Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such

                                       16

communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO EACH
IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON
CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                       17

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any

                                       18

document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in
such Crossed Loan Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

                                       19

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        MERRILL LYNCH MORTGAGE LENDING, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Vice President

                                        Address for Notices:

                                        Merrill Lynch Mortgage Lending, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-3658
                                        Telephone No.: (212) 449-3611
                                        Attention: David M. Rodgers

                                        with a copy to:
                                        Robert M. Denicola, Esq.
                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-7684
                                        Telephone No.: (212) 449-2916

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ George H. Kok
                                            ------------------------------------
                                            Name: George H. Kok
                                            Title: Vice President

                                        Address for Notices:

                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-7684
                                        Telephone No.: (212) 449-3611
                                        Attention: David M. Rodgers or Director,
                                        CMBS Securitization

                                        with a copy to:
                                        Robert M. Denicola, Esq.
                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-0265
                                        Telephone No.: (212) 449-2916

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in December 2005, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in December
2005, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any

                                       I-2

amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy

                                       I-3

contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related

                                       I-4

Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full.
Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its

                                       I-5

successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance

                                       I-6

was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such

                                       I-7

charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter

                                       I-8

     further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage

                                       I-9

     lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                                      I-10

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized

                                      I-11

Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                                      I-12

          33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage
Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

                                      I-13

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted for filing and/or recording to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Except as disclosed in the
Prospectus Supplement, each Mortgage Loan begins to amortize prior to its Stated
Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment
Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage

                                      I-14

Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

                                      I-15

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #2 - Ownership of the Mortgage Loans

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Glendale Galleria              The Mortgage Loan that will be
                                             included in the trust is, together
                                             with another mortgage loan with
                                             which it is pari passu in right of
                                             payment, a senior loan in a
                                             multiple loan structure comprised
                                             of multiple mortgage loans, all of
                                             which (whether or not included in
                                             the trust) are secured by the same
                                             mortgage instrument and are
                                             cross-defaulted.
--------------------------------------------------------------------------------

Representation #4 - Lien; Valid Assignment

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Lindell Towers - Missouri      The Lender will have a valid and
                                             enforceable first priority lien on
                                             the fee estate of the mortgaged
                                             Property and a direct assignment by
                                             Borrower, as assignor, to Lender,
                                             as assignee, of that certain Master
                                             Lease (the "Master Lease") between
                                             the Borrower, as Master Lessor, and
                                             New Lindell Leasing, L.P., as
                                             Master Lessee; provided, however,
                                             that the Master Lessee will only
                                             assign the subleases under the
                                             Master Lease to the Borrower in
                                             order to ensure that the Master
                                             Lease is a "true lease" for tax
                                             purposes, and thus, only by virtue
                                             of the assignment of the Master
                                             Lease from Borrower to Lender,
                                             shall the subleases be indirectly
                                             assigned to Lender. In addition,
                                             although the Lender will have a
                                             first priority lien on the fee
                                             estate of the mortgaged Property
                                             and assignments of the Master Lease
                                             and its respective subleases, the
                                             Master Lease will be also be
                                             subordinated to the Lender's rights
                                             under
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             the loan documents pursuant to a
                                             Subordination Agreement to be
                                             executed by the Master Lessee for
                                             the benefit of Lender (the
                                             "Subordination Agreement"), which
                                             will contain a limited
                                             non-disturbance provision for the
                                             Master Lessee (which provision
                                             would only become ineffective until
                                             the date which is sixty-six months
                                             immediately following the placed-in
                                             service date for the Property (as
                                             determined and defined by the
                                             Internal Revenue Code) with respect
                                             to the Federal Historic
                                             Rehabilitation Tax Credits
                                             associated with the Property and
                                             allocated to the Limited Partner of
                                             the Master Lessee in this
                                             transaction.
--------------------------------------------------------------------------------
              Ashford Hotel Portfolio        With respect to seven of the
                                             properties comprising the Mortgaged
                                             Property of the Ashford Hotel
                                             Portfolio, an affiliate of Marriott
                                             International, Inc. serves as
                                             manager of the mortgaged real
                                             property and, pursuant to the
                                             applicable management agreements,
                                             maintains escrow reserve accounts
                                             for payment of taxes and insurance,
                                             and for replacement of furniture,
                                             fixtures and equipment. The
                                             mortgagee does not have a security
                                             interest in these escrow accounts
                                             held by the manager.
--------------------------------------------------------------------------------
              Glendale Galleria              The Mortgage Loan that will be
                                             included in the trust is, together
                                             with another mortgage loan with
                                             which it is pari passu in right of
                                             payment, a senior loan in a
                                             multiple loan structure comprised
                                             of multiple mortgage loans, all of
                                             which (whether or not included in
                                             the trust) are secured by the same
                                             mortgage instrument and are
                                             cross-defaulted.
--------------------------------------------------------------------------------
              Westminster City Center        A tenant at the property has the
                                             option to purchase the parcel that
                                             it currently leases and a right of
                                             first refusal with respect to such
                                             parcel. The loan documents permit
                                             the borrower to release such parcel
                                             from the lien of the mortgage in
                                             connection
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             with the exercise of such purchase
                                             option or right of first refusal
                                             upon the satisfaction of certain
                                             conditions specified in the loan
                                             documents.
--------------------------------------------------------------------------------

#5 - Assignment of Leases and Rents

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Lindell Towers - Missouri      The assignment of the Master Lease
                                             from Borrower to Lender will
                                             include an indirect assignment to
                                             Lender of the subleases under the
                                             Master Lease. Moreover, although
                                             the Master Lease will be
                                             subordinated pursuant to the
                                             proposed Subordination Agreement,
                                             due to the limited non-disturbance
                                             provisions contained in the
                                             Subordination Agreement, the Master
                                             Lease may not be terminated until
                                             the date which is sixty-six months
                                             immediately following the placed-in
                                             service date for the Property (as
                                             determined and defined by the
                                             Internal Revenue Code) with respect
                                             to the Federal Historic
                                             Rehabilitation Tax Credits
                                             associated with the Property and
                                             allocated to the Limited Partner of
                                             the Master Lessee in this
                                             transaction. In addition, the
                                             Master Lease contains the
                                             following:

                                                  (i)  a purchase option for the
                                                       benefit of the Master
                                                       Lessee, which entitles
                                                       the Master Lessee, upon a
                                                       foreclosure of the
                                                       Property by the Lender
                                                       within six (6) years of
                                                       the date of Placement in
                                                       Service of the Property
                                                       (2004), to purchase the
                                                       leased Property from
                                                       Borrower for the fair
                                                       market value of the
                                                       Property less (A) any
                                                       amounts owed by the
                                                       Borrower or any of its
                                                       affiliates to the Master
                                                       Lessee, and (B) the
                                                       amount of any
                                                       indebtedness secured by
                                                       the liens or other
                                                       encumbrances affecting
                                                       the
--------------------------------------------------------------------------------

                                                       Property to which the
                                                       Master Lessee has
                                                       expressly agreed to take
                                                       subject to or assume.
                                                       (Please note that one of
                                                       the limited partners of
                                                       the Borrower has executed
                                                       an unsecured promissory
                                                       note (the "HTC Note") for
                                                       the benefit of the Master
                                                       Lessee in an amount equal
                                                       to $4,447,500.00) (the
                                                       HTC Note is the subject
                                                       of a subordination and
                                                       standstill agreement
                                                       entered into by the
                                                       Master Lessee); and

                                                  (ii) a right of offset for the
                                                       benefit of the Master
                                                       Lessee, exercisable at
                                                       any time upon notice to
                                                       the Borrower, which
                                                       entitles the Master
                                                       Lessee to subtract from
                                                       payments owed to the
                                                       Borrower under the Master
                                                       Lease any amounts owed by
                                                       Borrower or its
                                                       affiliates to the Master
                                                       Lessee (which would
                                                       include the HTC Note).

                                             Notwithstanding the provisions
                                             described in (i) and (ii) above,
                                             all such rights shall be
                                             subordinated pursuant to the
                                             Subordination Agreement so long as
                                             same is in effect.
--------------------------------------------------------------------------------
              Parker Valley                  An amendment to the REA
                                             (Declaration of Covenants,
                                             Conditions and Restrictions for
                                             Parker Valley recorded in Book 2034
                                             at Page 516 of the Douglas County
                                             records on May 11, 2001, as
                                             amended) for Parker Valley Lot 3
                                             (the "Property") is under
                                             negotiation between Borrower and
                                             Target, the proposed buyer of a
                                             neighboring lot. The amendment will
                                             have the effect of prohibiting a
                                             liquor store, fitness center,
                                             certain restaurants
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             (depending on size and location)
                                             and educational facilities within
                                             the Property (subject to
                                             "grandfathering" of current leases)
                                             and may affect the value and
                                             marketability of the Property.
--------------------------------------------------------------------------------
              Glendale Galleria              The Mortgage Loan that will be
                                             included in the trust is, together
                                             with another mortgage loan with
                                             which it is pari passu in right of
                                             payment, a senior loan in a
                                             multiple loan structure comprised
                                             of multiple mortgage loans, all of
                                             which (whether or not included in
                                             the trust) are secured by the same
                                             mortgage instrument and are
                                             cross-defaulted.

                                             The security interest created by
                                             the related mortgage and any
                                             separate security instrument and
                                             the assignment of leases are for
                                             the benefit of the holder of the
                                             Mortgage Loan included in the trust
                                             and the holders of the other
                                             mortgage loan, not included in the
                                             trust.
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Representation #7 - Condition of Property; Condemnation

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Loan Number   Loan Name                      Description of Exception
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              Galileo NXL Retail Portfolio   According to the Mortgagors, with
                                             respect to the Normandy Square,
                                             Jacksonville, Florida property, a
                                             temporary easement is required by
                                             the City of Jacksonville in
                                             connection with a road widening and
                                             drainage improvements on Fouraker
                                             Road (an adjacent road with direct
                                             access to the property). This
                                             matter does not appear as an
                                             exception to the title policy.
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              Galileo NXL Retail Portfolio   According to the Mortgagors, with
              2                              respect to the Hilltop Plaza,
                                             Virginia Beach, Virginia property,
                                             the Virginia Department of
                                             Transportation is imposing an
                                             underground utility easement and
                                             temporary construction easement as
                                             part of a project to widen Laskin
                                             Road (an adjacent road with direct
                                             access to the property). This
                                             matter does not appear as
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                                             an exception to the title policy.
--------------------------------------------------------------------------------
              Lodgian Hotel Portfolio #4     One of the eight hospitality
                                             properties constituting the
                                             Mortgaged Property has suffered
                                             hurricane damage in both 2004 and
                                             2005 and further damage occurred
                                             during related clean up operations
                                             in 2004. MLML has been informed by
                                             the related borrower that the
                                             reconstruction is 90% complete.
--------------------------------------------------------------------------------
              Ashford Hotel Portfolio        Two of the eight properties
                                             constituting the Mortgaged Property
                                             have suffered hurricane damage: (i)
                                             with respect to Crowne Plaza Key
                                             West, MLML has been informed by the
                                             related borrower that a preliminary
                                             assessment indicates that total
                                             damages do not exceed $100,000, and
                                             that the borrower has contacted a
                                             local remediation company and
                                             contractors to obtain estimates and
                                             commence repairs; and (ii) with
                                             respect to Residence Inn Orland Sea
                                             World, the property experienced
                                             only minimal damage to the chimney.
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Representation #8 - Title Insurance

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Loan Number   Loan Name                      Description of Exception
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              390 E. H Street                A portion of the improvements on
                                             the related Mortgaged Property
                                             encroaches on an easement and also
                                             violates the terms and provisions
                                             of an REA Agreement affecting the
                                             related Mortgaged Property. The
                                             estoppel received from an REA party
                                             showed this circumstance as a
                                             default under the REA Agreement.
                                             Borrower agreed to cause the
                                             easement to be relocated. An
                                             additional non-recourse carveout
                                             was added to the related loan
                                             documents for losses incurred as a
                                             result of the encroachment on both
                                             the easement and on account of any
                                             losses incurred as a result of the
                                             default under the REA. Affirmative
                                             coverage was also obtained
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                                             for this matter from the title
                                             company.
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              Glendale Galleria              The Mortgage Loan that will be
                                             included in the trust is, together
                                             with another mortgage loan with
                                             which it is pari passu in right of
                                             payment, a senior loan in a
                                             multiple loan structure comprised
                                             of multiple mortgage loans, all of
                                             which (whether or not included in
                                             the trust) are secured by the same
                                             mortgage instrument and are
                                             cross-defaulted.

                                             Only the right, title and interest
                                             of the Seller in the mortgage loan
                                             identified on the Mortgage Loan
                                             Schedule is being conveyed to the
                                             Purchaser.
--------------------------------------------------------------------------------

Representation #10 - Mortgage Provisions

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Loan Number   Loan Name                      Description of Exception
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              Quads 345/Allred Cotton        The related Mortgage Loan Documents
              Center                         provide that the related Mortgagor
                                             shall not be required to incur a
                                             cost for a terrorism insurance
                                             policy that is in excess of two
                                             times the cost of the premium for
                                             the terrorism insurance policy as
                                             of the date of the closing of the
                                             related Mortgage Loan (the
                                             "Terrorism Insurance Cap"). In the
                                             event that the annual premium for
                                             any such terrorism insurance policy
                                             exceeds the Terrorism Insurance
                                             Cap, the related Mortgagor shall be
                                             required to obtain and maintain a
                                             terrorism insurance policy
                                             providing coverage for as much of
                                             the loss, cost, damage and
                                             liability caused by "terrorism" or
                                             "terrorist acts" as is available
                                             for a premium equal to the
                                             Terrorism Insurance Cap.
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              Princess Anne                  The terrorism insurance requirement
                                             has been waived.
--------------------------------------------------------------------------------
              Cooper Point Pavilion          Borrower shall not be required to
              Mortgage Loan                  spend on terrorism insurance, in
                                             any fiscal year, more than two (2)
                                             times the cost (as of the
--------------------------------------------------------------------------------

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                                             closing date) of the insurance
                                             premiums for the insurance required
                                             by Section 7.1(a) of the loan
                                             agreement (the "Terrorism Insurance
                                             Cost Cap") and if the cost of
                                             terrorism insurance exceeds the
                                             Terrorism Insurance Cost Cap,
                                             Borrower shall purchase the maximum
                                             amount of terrorism insurance
                                             obtainable for a premium equal in
                                             amount to the Terrorism Insurance
                                             Cost Cap.
--------------------------------------------------------------------------------
              Klahanie Village Shopping      Borrower shall not be required to
              Center Mortgage Loan and       spend on terrorism insurance, in
              Wilderness Village Shopping    any fiscal year, more than three
              Center Mortgage Loan           (3) times the cost of the insurance
                                             premiums for the insurance required
                                             by Section 7.1(a) of the loan
                                             agreement in any fiscal year (the
                                             "Terrorism Insurance Cost Cap") and
                                             if the cost of terrorism insurance
                                             exceeds the Terrorism Insurance
                                             Cost Cap, Borrower shall purchase
                                             the maximum amount of terrorism
                                             insurance obtainable for a premium
                                             equal in amount to the Terrorism
                                             Insurance Cost Cap.
--------------------------------------------------------------------------------
              Deer Park and Sheldon Oaks     For so long as TRIA is in effect,
                                             the term "terrorism" shall have the
                                             meaning assigned to terrorism in
                                             TRIA.
--------------------------------------------------------------------------------
              Stafford Market Place          The Loan Documents provide that
                                             lack of terrorism coverage shall
                                             not constitute an Event of Default
                                             if such coverage cannot be obtained
                                             at commercially reasonable rates.
--------------------------------------------------------------------------------
              Glendale Galleria              Borrower is required to maintain
                                             terrorism insurance provided such
                                             insurance is (a) commercially
                                             available, and (b) can be obtained
                                             at commercially reasonable costs.
--------------------------------------------------------------------------------
              Ashford Hotel Portfolio        With respect to seven of the
                                             properties comprising the Mortgaged
                                             Property of the Ashford Hotel
                                             Portfolio, the Mortgage Loan
                                             documents require the Mortgagors to
                                             maintain insurance coverage for
                                             acts of terrorism, however, the
                                             Mortgage Loan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             documents also specify that so long
                                             as Marriott International, Inc. or
                                             any affiliate thereof ("Marriott")
                                             is managing the Mortgaged Property,
                                             the related Mortgagors are
                                             participating in Marriott's
                                             insurance programs in accordance
                                             with the applicable management
                                             agreements and no default is
                                             continuing under any such
                                             management agreement beyond
                                             applicable notice and cure periods,
                                             the insurance provisions set forth
                                             in the Marriott management
                                             agreements shall control and govern
                                             any inconsistent provisions in the
                                             Mortgage Loan documents. The
                                             Marriott management agreements
                                             require terrorism insurance to be
                                             maintained (if excluded under the
                                             casualty insurance maintained
                                             pursuant to the management
                                             agreements) as available under the
                                             Terrorism Risk Insurance Act (as
                                             the same may be amended or
                                             replaced) or if such Act is no
                                             longer available to the extent such
                                             coverage is available at
                                             commercially reasonable terms.
--------------------------------------------------------------------------------

Representation #12 - Environmental Conditions

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Galileo NXL Retail             In the Mortgage Loan documents,
              Portfolio, Westminster City    Mortgagors represent and warrant
              Center and Galileo NXL         that: (A) except as may be
              Retail Portfolio 2             disclosed in the environmental
                                             reports provided to Lender, there
                                             are no claims, liabilities,
                                             investigations, litigation,
                                             administrative proceedings, pending
                                             or to the knowledge of the
                                             Mortgagors, threatened, or
                                             judgments or orders relating to any
                                             hazardous materials (collectively,
                                             "Environmental Claims") asserted
                                             or, to the knowledge of the
                                             Mortgagors, threatened against any
                                             Mortgagor or relating to any
                                             Property and except as disclosed in
                                             the environmental reports delivered
                                             to Lender prior to the closing of
                                             the Mortgage Loan, no Mortgagor
                                             nor, to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             the knowledge of the Mortgagors,
                                             any other Person has caused or
                                             permitted any hazardous materials
                                             to be used, generated, reclaimed,
                                             transported, released, treated,
                                             stored or disposed of in a manner
                                             which could form the basis for an
                                             Environmental Claim against any
                                             Mortgagor or relating to any
                                             Property; and (B) except as
                                             disclosed in the environmental
                                             reports delivered to Lender prior
                                             to the closing of the Mortgage
                                             Loan, except for materials
                                             customarily used or stored in
                                             connection with operation and
                                             management of properties similar to
                                             the Properties, which materials at
                                             the Properties exist only in legal
                                             quantities and are stored,
                                             contained, transported, used,
                                             released, and disposed of legally
                                             and without violation of any
                                             Environmental Laws, to the
                                             knowledge of the Mortgagors, no
                                             hazardous materials are or were
                                             stored or otherwise located, and no
                                             underground storage tanks or
                                             surface impoundments are or were
                                             located, on any Property or any
                                             other real property currently or
                                             formerly owned, leased or operated
                                             by any Mortgagor, or to the
                                             knowledge of the Mortgagors, on
                                             adjacent parcels of real property,
                                             and no part of such real property,
                                             or to the knowledge of the
                                             Mortgagors, no part of such
                                             adjacent parcels of real property,
                                             including the groundwater located
                                             therein or thereunder, is presently
                                             contaminated by hazardous
                                             materials. "Environmental Laws"
                                             means any Federal, state, or local
                                             law, ordinance or regulation or any
                                             court judgment or order of any
                                             Federal, state or local agency or
                                             regulatory body applicable to
                                             Mortgagor or to any Property
                                             relating to industrial hygiene or
                                             to environmental or unsafe
                                             conditions including, but not
                                             limited to, those relating to the
                                             generation, manufacture, storage,
                                             handling, transportation, disposal,
                                             release, emission or discharge of
                                             hazardous material, those
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             in connection with the
                                             construction, fuel supply, power
                                             generation and transmission, waste
                                             disposal or any other operations or
                                             processes relating to any Property,
                                             and those relating to the
                                             atmosphere, soil, surface and
                                             ground water, wetlands, stream
                                             sediments and vegetation on, under,
                                             in or about any Property.
                                             "Environmental Laws" also shall
                                             include, but not be limited to, the
                                             Comprehensive Environmental
                                             Response, Compensation and
                                             Liability Act, the Hazardous
                                             Materials Transportation Act, the
                                             Resource Conservation and Recovery
                                             Act, the Solid Waste Disposal Act,
                                             the Clean Water Act, the Clean Air
                                             Act, the Toxic Substance Control
                                             Act, the Safe Drinking Water Act
                                             and the Occupational Safety and
                                             Health Act, and all regulations
                                             adopted in respect to the foregoing
                                             laws. The indemnity does not cover
                                             any losses, liabilities,
                                             obligations, claims, damages,
                                             penalties, causes of action, fines
                                             and out-of-pocket costs or expenses
                                             arising solely from the gross
                                             negligence or willful misconduct of
                                             the mortgagee. The indemnity does
                                             not cover claims to the extent
                                             occurring after the date of
                                             transfer of title to the related
                                             Mortgaged Property to any
                                             indemnified party by foreclosure,
                                             deed-in-lieu thereof, the exercise
                                             of any power of sale or otherwise;
                                             provided that the indemnitors can
                                             prove that such claim did not arise
                                             from any hazardous materials which
                                             existed on, in, under or affecting
                                             such Mortgaged Property prior to
                                             transfer date.
--------------------------------------------------------------------------------

Representation #14 - Insurance

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Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Lowes Tyson's Corner           As of closing, such policy was in
                                             place. However, Borrower has an
                                             ongoing obligation to obtain
                                             terrorism coverage so long as such
                                             insurance coverage is
--------------------------------------------------------------------------------

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                                             available at commercially
                                             reasonable rates as determined by
                                             lender in its sole discretion (in
                                             this instance, it shall not be
                                             deemed "commercially reasonable" if
                                             the cost of such insurance coverage
                                             shall exceed two times the annual
                                             premiums then payable for the all
                                             risk insurance and business income
                                             insurance coverage required to be
                                             maintained pursuant to the loan
                                             documents, excluding terrorism
                                             coverage for the Property on a
                                             stand-alone basis). Borrower will
                                             maintain such insurance for perils
                                             and acts of terrorism for the
                                             maximum amount obtainable within
                                             the definition of commercially
                                             reasonable cost as set forth above.
--------------------------------------------------------------------------------
              Glendale Galleria              The Glendale Galleria Loan requires
                                             Borrower to obtain flood hazard
                                             insurance in an amount equal to the
                                             lesser of (i) the outstanding
                                             principal balance of the Note or
                                             (ii) the maximum amount of such
                                             insurance available under the
                                             National Flood Insurance Act of
                                             1968, the Flood Disaster Protection
                                             Act of 1973 or the National Flood
                                             Insurance Reform Act of 1994.

                                             The Glendale Galleria Loan requires
                                             Borrower to obtain earthquake
                                             insurance, provided the Property is
                                             located in seismic zone 3 or 4,
                                             with coverage amounts of not less
                                             than the product of the "Probable
                                             Maximum Loss" applicable to the
                                             Property, as set forth in the
                                             seismic report satisfactory to
                                             Lender prepared by a seismic
                                             engineer or other qualified
                                             consultant, multiplied by the
                                             replacement cost of the
                                             Improvements as such replacement
                                             cast may be reasonably estimated by
                                             Lender, and with a deducible not to
                                             exceed 5% of the total insured
                                             value at risk.

                                             The following are the required
                                             ratings, pursuant to the Loan
                                             Agreement:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             1. Borrower will maintain the (i)
                                             workers' compensation, motor
                                             vehicle liability and earthquake
                                             insurance coverage pursuant to
                                             policies issued by either (A) one
                                             or more financially sound and
                                             responsible insurance companies
                                             authorized to do business in the
                                             state in which the Property is
                                             located and having a claims paying
                                             ability rating of "A" or better by
                                             S&P or (B) a syndicate of insurers
                                             through which (1) at least fifty
                                             percent (50%) of claims coverage
                                             shall be with one or more carriers
                                             having a claims-paying-ability
                                             rating by A.M. Best of "A-X" or
                                             better, (2) subject to the
                                             requirement set forth in Section
                                             6.1(b)(ii)(B)(1) of the Loan
                                             Agreement, at least ninety percent
                                             (90%) of claims coverage (inclusive
                                             of the coverage provided by
                                             carriers described in (1) above)
                                             shall be with one or more carriers
                                             having a claims paying ability
                                             rating by A.M. Best of "A-VIII" or
                                             better, (3) the balance of the
                                             coverage not to exceed ten percent
                                             (10%) of claims coverage is with
                                             one or more carriers having a
                                             claims paying ability rating by
                                             A.M. Best of "A-VII" or better and
                                             (4) provided, further, with regard
                                             to any insurance carrier which has
                                             a claims-paying-ability rating by
                                             A.M. Best of less than "A-X" such
                                             carrier may not represent more than
                                             five percent (5%) of the total
                                             earthquake insurance.

                                             2. Borrower will maintain the
                                             commercial general liability
                                             insurance coverage with either (A)
                                             one or more other domestic primary
                                             insurers having or a syndicate of
                                             insurers through which at least
                                             sixty percent (60%) of the coverage
                                             is with carriers having a
                                             claims-paying-ability rating by S&P
                                             not lower than "A", at least
                                             seventy-five percent (75%) of the
                                             coverage (including, for the
                                             purposes of such calculation, the
                                             carriers which are rated not lower
                                             than "A") is with carriers
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             having a claims-paying-ability
                                             rating by S&P not lower than "BBB"
                                             or (B) one or more carriers having
                                             a claims paying ability rating by
                                             A.M. Best of "A/X" or better.

                                             Except as set forth in clauses (1)
                                             and (2) above, Borrower will
                                             maintain (1) the insurance coverage
                                             described in Section 6.1(a) of the
                                             Loan Agreement with either (A) one
                                             or more financially sound and
                                             responsible insurance companies
                                             authorized to do business in the
                                             state in which the Property is
                                             located and having a
                                             claims-paying-ability rating by S&P
                                             not lower than "A" or (B) a
                                             syndicate of insurers through which
                                             at least seventy-five percent (75%)
                                             of the coverage (if there are 4 or
                                             fewer members of the syndicate) or
                                             at least 60% of the coverage (if
                                             there are 5 or more members of the
                                             syndicate) is with carriers having
                                             a claims-paying-ability rating by
                                             S&P not lower than "A" and the
                                             balance of the coverage is, in each
                                             case, with insurers having a
                                             claims-paying-ability rating by S&P
                                             of not lower than "BBB", provided
                                             that in each case, the first loss
                                             risk is borne by the carriers
                                             having a claims-paying-rating by
                                             S&P of not lower than "A", and (2)
                                             the flood hazard insurance coverage
                                             described in Section 6.1(a)(i) of
                                             the Loan Agreement with any
                                             insurance company authorized by the
                                             United States government to issue
                                             such insurance provided such flood
                                             hazard insurance is reinsured by
                                             the United States government.
--------------------------------------------------------------------------------
              Ashford Hotel Portfolio        With respect to seven of the
                                             properties comprising the Mortgaged
                                             Property of the Ashford Hotel
                                             Portfolio, the Mortgage Loan
                                             documents specify that so long as
                                             Marriott International, Inc. or any
                                             affiliate thereof ("Marriott") is
                                             managing the Mortgaged Property,
                                             the related Mortgagors are
                                             participating in Marriott's
                                             insurance programs in accordance
                                             with the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             applicable management agreements
                                             and no default is continuing under
                                             any such management agreement
                                             beyond applicable notice and cure
                                             periods, the insurance provisions
                                             set forth in the Marriott
                                             management agreements shall control
                                             and govern any inconsistent
                                             provisions in the Mortgage Loan
                                             documents. The management
                                             agreements provide that Marriott,
                                             in its discretion and provided
                                             certain other conditions are
                                             satisfied, may maintain the
                                             specified insurance on behalf of
                                             the related Mortgagors.
--------------------------------------------------------------------------------
              Lodgian Hotel Portfolio #4     If any insurance coverage is
                                             maintained by a syndicate of
                                             insurers, the ratings requirements
                                             will be satisfied if 75% of the
                                             syndicate (if four or fewer
                                             members) or 60% (if five or more
                                             members) maintain at least an AA-
                                             rating and all carriers maintain a
                                             rating of at least BBB. Lender
                                             approved Landmark American as an
                                             insurer for property coverages over
                                             $25 million until renewal of the
                                             then current insurance policies;
                                             thereafter insurers with at least
                                             an A rating are required.
--------------------------------------------------------------------------------
              Galileo NXL Retail             Other than with respect to D&O
              Portfolio, Westminster City    Insurance, an insurance company
              Center and Galileo NXL         shall not be satisfactory unless
              Retail Portfolio 2             such insurance company (a) is
                                             licensed or authorized to issue
                                             insurance in the State where the
                                             Property is located and (b) has a
                                             claims paying ability rating by the
                                             rating agencies of AA- (or its
                                             equivalent). Notwithstanding the
                                             foregoing, a carrier which does not
                                             meet the foregoing ratings
                                             requirement shall nevertheless be
                                             deemed acceptable hereunder
                                             provided that such carrier is
                                             reasonably acceptable to Lender and
                                             the Borrower shall obtain and
                                             deliver to Lender a rating
                                             confirmation with respect to such
                                             carrier from each of the rating
                                             agencies, provided, however, if any
                                             required insurance coverage is
                                             maintained by a syndicate of
                                             insurers, the preceding ratings
                                             requirements shall be deemed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             satisfied (without any required
                                             rating confirmation) as long as at
                                             least seventy five percent (75%) of
                                             the coverage (if there are four or
                                             fewer members of the syndicate) or
                                             at least sixty percent (60%) of the
                                             coverage (if there are five or more
                                             members of the syndicate) is
                                             maintained with carriers meeting
                                             the claims-paying ability ratings
                                             requirements by S&P and Moody's (if
                                             applicable) set forth above and all
                                             carriers in such syndicate have a
                                             claims-paying ability rating by S&P
                                             of not less than "BBB" and by
                                             Moody's of not less than "Baa2" (to
                                             the extent rated by Moody's).
--------------------------------------------------------------------------------

Representation #17 - Local Law Compliance

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Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Glendale Galleria              The City of Glendale alleges that
                                             Borrower has violated the parking
                                             leases and REA by failing to
                                             provide adequate parking. Borrower
                                             disputes same and has delivered to
                                             Lender an indemnity agreement to
                                             cover costs of correcting
                                             deficiency and otherwise indemnify
                                             Lender against losses. The loss of
                                             parking leases will not deprive
                                             property of parking since the
                                             parking garages are subject to the
                                             REA and must be maintained for
                                             parking rights benefiting Glendale
                                             Galleria.
--------------------------------------------------------------------------------
              Ashford Hotel Portfolio        The Courtyard - Overland Park, KS
                                             property is nonconforming as to
                                             parking (site is five parking
                                             spaces short of the requirement),
                                             however, the zoning consultant's
                                             report indicates that the property
                                             has sufficient area to accommodate
                                             the required additional spaces. The
                                             Mortgage Loan documents include
                                             specific representations of
                                             Mortgagor that parking at the
                                             Mortgaged Property is sufficient to
                                             satisfy all applicable legal
                                             requirements, or that the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             applicable Mortgagor has the
                                             capability to and will restripe the
                                             parking areas at such Mortgaged
                                             Property in conformance with all
                                             applicable legal requirements if
                                             requested or required by any
                                             governmental authority to comply
                                             with such legal requirements.
--------------------------------------------------------------------------------

Representation #18 - Leasehold Estate Only

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              CVS Thibodaux                  As to representation (vii), this is
                                             an Anticipated Repayment Date Loan.
                                             The ground lease term extends 30
                                             years past the Anticipated
                                             Repayment Date. The outside
                                             maturity date is October 1, 2034.
                                             The ground lease termination date
                                             is December 1, 2044.
--------------------------------------------------------------------------------
              Galileo NXL Retail Portfolio   The Mortgage Loan is secured in
                                             part by a Leasehold Mortgage at the
                                             Grand Central Plaza, Parkersburg,
                                             West Virginia property.

                                             As to representation 18(iii), in
                                             connection with any such assignment
                                             contemplated in such
                                             representation, the Mortgagor shall
                                             not be in default and the assignee
                                             shall assume the Ground Lease. As
                                             to representation 18(vi), with
                                             respect to non-monetary defaults,
                                             Lessor agrees that Mortgagee shall
                                             have additional time as Mortgagee
                                             reasonably requires to remedy or
                                             cause to be remedied non-monetary
                                             defaults and to not terminate the
                                             Ground Lease so long as Mortgagee
                                             attempts to remedy such default
                                             with diligence towards completion.

                                             As to representation 18(viii), in
                                             the case of termination as a result
                                             of rejection in a bankruptcy
                                             proceeding, such rejection shall be
                                             deemed an assignment by Mortgagor
                                             to the Lender of the Property and
                                             all of Mortgagor's interest under
                                             the Ground Lease.

                                             As to representation 18(xi), the
                                             ground lease for the Grand Central
                                             Plaza property
--------------------------------------------------------------------------------

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                                             is silent as to amendments in all
                                             respects; however, the Mortgage
                                             Loan documents provide that no
                                             Mortgagor shall modify, amend,
                                             terminate, or surrender any Ground
                                             Lease, in each case without the
                                             prior written consent of Lender,
                                             which consent may be withheld by
                                             Lender in its reasonable discretion
                                             and any attempted or purported
                                             modification, amendment, surrender
                                             or termination of any Ground Lease
                                             without Lender's prior written
                                             consent shall be null and void and
                                             of no force or effect.
--------------------------------------------------------------------------------
              Glendale Galleria              An Estoppel provided by the City of
                                             Glendale indicates that Borrower
                                             has provided an insufficient number
                                             of parking spaces at the Property
                                             in violation of the terms of the
                                             ground leases. Borrower disputes
                                             same and has caused an indemnity to
                                             be executed and delivered to Lender
                                             to take all action necessary to
                                             cure the parking deficiency.

                                             As to representation (viii), the
                                             Ground Lease does not specifically
                                             provide for new lease in the event
                                             of termination for bankruptcy.
--------------------------------------------------------------------------------
              Ashford Hotel Portfolio        As to representation (iii), the
                                             property known as Crowne Plaza -
                                             Key West, FL is subject to a ground
                                             lease. The lessor under the ground
                                             lease has a right of first refusal
                                             to purchase the subject property
                                             upon any voluntary or involuntary
                                             transfer of the property by the
                                             lessee or transfer of the
                                             beneficial ownership interests in
                                             the lessee, including any
                                             foreclosure, deed in lieu of
                                             foreclosure or other exercise of
                                             remedies by the leasehold
                                             mortgagee. The purchase price to be
                                             paid by the lessor upon exercise of
                                             the right of first refusal shall be
                                             equal to the remaining principal
                                             balance of the outstanding mortgage
                                             loan allocated to the leasehold
                                             property, plus any accrued and
                                             unpaid interest thereon.
--------------------------------------------------------------------------------

Representation #22 - Legal Proceedings

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Galileo NXL Retail Portfolio   Borrower provided the following
                                             descriptions relating to litigation
                                             in the loan agreement:

                                             Perry Market Place, Perry, Georgia,
                                             property: Tenant Bhavani Hi styles
                                             Fashions (Lease No. 1190001).
                                             Action commenced. Tenant
                                             counterclaims for $50K alleging New
                                             Plan failed to approve Tenant's
                                             sign (sign did not conform to sign
                                             criteria for shopping center).
                                             Action currently in discovery.

                                             Vail Ranch Center, Temecula,
                                             California, property: Tenant
                                             Chinese Restaurant (Lease No.
                                             1290009): Shanns' signed written
                                             lease on June 26, 2001. At time
                                             lease was signed, the property was
                                             managed by Landgrant. The building
                                             had not been constructed at the
                                             time the lease was signed. The
                                             Shanns intended on opening a
                                             Chinese restaurant. Parties were
                                             aware of possible delays in
                                             construction. Lease specifically
                                             provides that lease commencement
                                             will occur at the earliest of when
                                             tenant opens for business or within
                                             60 days of notice of substantial
                                             completion by landlord to tenant.
                                             Restaurant never opened. New Plan
                                             filed an Unlawful Detainer action
                                             on May 6, 2004. A Judgment for
                                             Possession obtained on May 14, 2004
                                             and a Writ for Possession issued.
                                             On June 26, 2004, the Shanns filed
                                             an action against New Plan based
                                             upon breach of contract, fraud and
                                             deceit, negligent
                                             misrepresentation, and breach of
                                             the duty of good faith and fair
                                             dealing. On October 4, 2004, New
                                             Plan filed an Answer to the
                                             complaint and filed a Cross
                                             Complaint for breach of contract,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             common counts, and breach of
                                             implied covenant of good faith and
                                             fair dealing. The borrower
                                             indicated that a judgment was
                                             entered into against New Plan on
                                             November 8, 2005 in the approximate
                                             amount of $253,000.
--------------------------------------------------------------------------------
              Marriott Racine                Pursuant to an Undertaking and
                                             Indemnity Agreement executed by
                                             borrower, guarantors and David
                                             Buffam, a principal of borrower, in
                                             favor of Lender, parties agree to
                                             deliver to Lender notice of any
                                             attempts by judgement creditor to
                                             enforce or execute the judgment and
                                             writ of execution against David
                                             Buffam with indemnity for losses
                                             incurred by Lender in event of
                                             failure to notify Lender and
                                             enforcement of such judgment. On or
                                             about December 9, 1997, a default
                                             judgement was entered against David
                                             J. Buffam, among others, in Hanley
                                             v. Chicago Huron Partners, 97 Civ.
                                             2810 (JFG)(ND Ill.). The case
                                             involved an ERISA claim by a union
                                             and pension plan. A Judgement Order
                                             against, amongst others, David
                                             Buffam dated December 8, 1997 was
                                             issued by the United States
                                             District Court of the Northern
                                             District of Illinois and a Writ of
                                             Execution dated November 26, 2001
                                             was issued by the United States
                                             District Court of the District of
                                             Connecticut setting forth that as
                                             of the date of the Writ of
                                             Execution that the total
                                             outstanding unpaid judgement
                                             against David Buffam was
                                             $305,860.66 with interest
                                             calculated through December 4, 1997
                                             and accruing thereon until the date
                                             of payment.
--------------------------------------------------------------------------------
              Westminster City Center        Borrower provided the following
                                             description relating to litigation
                                             in the loan agreement:

                                             Sullivan Hayes Expansive Soils
                                             Litigation: Lawsuit filed by New
                                             Plan (predecessor to current owner)
                                             against
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             former owner (Sullivan Hayes) re:
                                             expansive soils issue. This action
                                             has been brought by the current
                                             borrower, who currently is not
                                             subject to any counterclaims in the
                                             litigation. The action relates to
                                             cracks in the foundation due to
                                             settling after construction. The
                                             amount in issue is $125,000 which
                                             was the amount the former owner put
                                             in escrow to deal with the repair
                                             of floor tile heaving and related
                                             matters. The suit involved the
                                             release of this amount.
--------------------------------------------------------------------------------

Representation #23 - Other Mortgage Liens

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Quads 345/Allred Cotton        While not specifically referring to
              Center, Camino Village         rating agency fees, the related
              Shopping Center, Carmel        Mortgage Loan documents require
              Woods, Strawberry Fields,      that the Mortgagor pay the lender's
              Anthem Shopping Center,        costs in connection with the
              Yarbrough Plaza, Montano       related Mortgagor seeking the
              Shopping Center, Empire        lender's consent to an encumbrance.
              Shopping Center, Inverness
              Heights, Parkway Crossing
              and Regents Plaza
--------------------------------------------------------------------------------
              Glendale Galleria              The Mortgage Loan that will be
                                             included in the trust is, together
                                             with another mortgage loan with
                                             which it is pari passu in right of
                                             payment, a senior loan in a
                                             multiple loan structure comprised
                                             of multiple mortgage loans, all of
                                             which (whether or not included in
                                             the trust) are secured by the same
                                             mortgage instrument and are
                                             cross-defaulted.
--------------------------------------------------------------------------------

Representation #26 - Licenses and Permits

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              East Towne                     Mortgagor will provide certificate
                                             of occupancy for several tenant
                                             spaces post-closing, and Mortgagor
                                             and indemnitor of the Loan are
                                             liable for losses resulting
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             from failure to do so.
--------------------------------------------------------------------------------
              Fresh Direct                   Mortgagor will provide a permanent
                                             certificate of occupancy
                                             post-closing, and Mortgagor and
                                             indemnitor of the Loan are liable
                                             for losses resulting from failure
                                             to do so.
--------------------------------------------------------------------------------
              Commerce Bank                  Mortgagor will maintain Temporary
                                             Certificate of Occupancy with
                                             respect to Property until issuance
                                             of a final Certificate of Occupancy
                                             and will deliver a final
                                             Certificate of Occupancy within 270
                                             days of closing (Lender may permit
                                             extension for period not to exceed
                                             90 days).
--------------------------------------------------------------------------------
              Fountain Square Plaza          Mortgagor will provide certificate
                                             of occupancy for several tenant
                                             spaces post-closing, and Mortgagor
                                             and indemnitor of the Loan are
                                             liable for losses resulting from
                                             failure to do so.
--------------------------------------------------------------------------------
              Avalon Town Center             Borrower has made a clean
                                             representation in the loan
                                             agreement that it has all
                                             certificates of occupancy required
                                             for the use, ownership and
                                             operation of the property, however,
                                             zoning report states that the city
                                             was unable to locate certificates
                                             of occupancy for five (5) tenants
                                             and that such is a violation but
                                             according to a city official, such
                                             violation will not impose a fine or
                                             shut down the businesses.
--------------------------------------------------------------------------------

Representation #28 - Releases of Mortgaged Properties

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Westminster City Center,       Parcel releases are permitted upon
              Galileo NXL Retail Portfolio   the satisfaction of certain
              and Galileo NXL Retail         conditions specified in the loan
              Portfolio 2                    documents. In addition, with
                                             respect to Westminster City Center
                                             only, a tenant at the property has
                                             the option to purchase the parcel
                                             that it currently leases and a
                                             right of first refusal with respect
                                             to such parcel. The loan documents
                                             permit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             the borrower to release such parcel
                                             from the lien of the mortgage in
                                             connection with the exercise of
                                             such purchase option or right of
                                             first refusal upon the satisfaction
                                             of certain conditions specified in
                                             the loan documents.
--------------------------------------------------------------------------------
              Del Mar Heights Village        The mortgage loan permits the
                                             release for no consideration
                                             (pursuant to the terms of the loan
                                             agreement) of one (1) improved
                                             parcel of land for which Seller did
                                             not give any material value in
                                             underwriting the loan.
--------------------------------------------------------------------------------

Representation #30 - Defeasance and Assumption of Costs

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Quads 345/Allred Cotton        While not specifically referring to
              Center, Camino Village         rating agency fees, the related
              Shopping Center, Carmel        Mortgage Loan documents require
              Woods, Strawberry Fields,      that the Mortgagor pay the lender's
              Anthem Shopping Center,        costs in connections with a
              Yarbrough Plaza, Montano       defeasance.
              Shopping Center, Empire
              Shopping Center, Inverness
              Heights, Parkway Crossing,
              Regents Plaza and Lodgian
              Hotel Portfolio #4
--------------------------------------------------------------------------------
              Galileo NXL Retail             The transfer provisions of the
              Portfolio, Westminster City    Mortgage Loan documents do not
              Center and Galileo NXL         explicitly provide for the payment
              Retail Portfolio 2             of Lender's fees relating to
                                             transfers. However, the Mortgage
                                             Loan documents provide that whether
                                             or not the transactions
                                             contemplated thereby shall be
                                             consummated, except as otherwise
                                             expressly provided in Article X to
                                             the loan agreement for the Mortgage
                                             Loan, the Mortgagors shall be
                                             liable for and agrees to promptly
                                             pay all reasonable fees, costs and
                                             expenses incurred by Lender in
                                             connection with any matters
                                             contemplated by or arising out of
                                             the loan agreement, including the
                                             following, and all such fees, costs
                                             and expenses shall be part of the
                                             Obligations, payable on demand: (A)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             reasonable fees, costs and expenses
                                             (including reasonable attorneys'
                                             fees, and reasonable fees of other
                                             professionals retained by Lender)
                                             incurred in connection with the
                                             examination, review, due diligence
                                             investigation, documentation and
                                             closing of the financing
                                             arrangements evidenced by the
                                             Mortgage Loan documents; (B)
                                             reasonable fees, costs and expenses
                                             (including reasonable attorneys'
                                             fees and fees of other
                                             professionals retained by Lender)
                                             incurred in connection with the
                                             administration of the Mortgage Loan
                                             documents and the Mortgage Loan and
                                             any amendments, modifications and
                                             waivers relating thereto; (C)
                                             reasonable fees, costs and expenses
                                             (including reasonable attorneys'
                                             fees) incurred in connection with
                                             the review, documentation,
                                             negotiation, closing and
                                             administration of any subordination
                                             or intercreditor agreements; and
                                             (D) reasonable fees, costs and
                                             expenses (including attorneys' fees
                                             and fees of other professionals
                                             retained by Lender) incurred in any
                                             action to enforce or interpret the
                                             Mortgage Loan documents or to
                                             collect any payments due from any
                                             Mortgagor under the Mortgage Loan
                                             documents or incurred in connection
                                             with any refinancing or
                                             restructuring of the credit
                                             arrangements provided under the
                                             Mortgage Loan documents, whether in
                                             the nature of a "workout" or in
                                             connection with any insolvency or
                                             bankruptcy proceedings or
                                             otherwise."
--------------------------------------------------------------------------------

Representation #34 - Due-on-Sale

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              The Plaza                      Due to the cooperative ownership of
                                             the Plaza Loan Borrower, neither
                                             (i) the transfer of shares in the
                                             housing cooperative and the
                                             assignment of proprietary leases
                                             relating thereto from
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             one tenant-shareholder to a new
                                             tenant-shareholder nor (ii) the
                                             pledge of tenant-shareholder shares
                                             and proprietary leases as security
                                             for a loan to the shareholder in
                                             accordance with the terms of the
                                             proprietary lease, bylaws and house
                                             rules (which provide, among other
                                             things, that the tenant cannot
                                             pledge more than forty-nine percent
                                             (49%) of the Fair Market Value (as
                                             determined by the Borrower's board
                                             of directors) of such collateral as
                                             security for the loan) shall be
                                             deemed to be a prohibited transfer
                                             under the loan documents.
--------------------------------------------------------------------------------
              The Klahanie Village           The mortgage loans allow the
              Shopping Center, and           holders of the direct and/or
              Wilderness Village Shopping    indirect equity interests in the
              Center                         respective borrowers (other than
                                             any deal required special purpose
                                             entity's direct equity interest in
                                             the borrower (if any)) to pledge
                                             their equity interests in the
                                             respective borrower in connection
                                             with a mezzanine loan.
--------------------------------------------------------------------------------
              Galileo NXL Retail             The Mortgage Loan documents permit,
              Portfolio, Westminster City    without the consent of the holder
              Center and Galileo NXL         of the Mortgage, other transfers
              Retail Portfolio 2             and sales of all or any portion of
                                             the Mortgaged Property and of
                                             interests in any or all of the
                                             related Mortgagors upon
                                             satisfaction of certain conditions
                                             set forth in the Mortgage Loan
                                             documents.
--------------------------------------------------------------------------------
              Glendale Galleria              The Loan Agreement permits the sale
                                             or conveyance of the property and
                                             the transfer or sale of controlling
                                             interests in the Borrower pursuant
                                             to terms and conditions set forth
                                             in Section 5.2.12 of the Loan
                                             Agreement.
--------------------------------------------------------------------------------
              Ashford Hotel Portfolio        Transfers of less than 49% of the
                                             equity interests in Mortgagor are
                                             permitted. Provided that no event
                                             of default has occurred and is
                                             continuing, transfers of
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             more than 49% of the equity
                                             interests in Mortgagor are
                                             permitted upon satisfaction of
                                             certain specified conditions and so
                                             long as (a) prior to any secondary
                                             market transaction, lender shall
                                             have consented to such transfer,
                                             such consent not to be unreasonably
                                             withheld or delayed, and (b) after
                                             any secondary market transaction,
                                             Mortgagor shall have delivered (or
                                             shall have caused to be delivered)
                                             to lender written confirmation from
                                             each of the rating agencies rating
                                             any securities issued in connection
                                             with a secondary market transaction
                                             that such transfer will not result
                                             in a downgrade, withdrawal or
                                             qualification of any such
                                             securities.

                                             Provided that no event of default
                                             has occurred and is continuing, the
                                             sale of all (but not fewer than
                                             all) of the Mortgaged Properties to
                                             another party shall be permitted
                                             upon satisfaction of certain
                                             specified conditions and so long as
                                             (a) prior to any secondary market
                                             transaction, lender shall have
                                             consented to such transfer, such
                                             consent not to be unreasonably
                                             withheld or delayed, and (b) after
                                             any secondary market transaction,
                                             Mortgagor shall have delivered (or
                                             shall have caused to be delivered)
                                             to lender written confirmation from
                                             each of the rating agencies rating
                                             any securities issued in connection
                                             with a secondary market transaction
                                             that such transfer will not result
                                             in a downgrade, withdrawal or
                                             qualification of any such
                                             securities.
--------------------------------------------------------------------------------
              Fresh Direct                        In addition to the standard
                                             Permitted Transfers for estate
                                             planning purposes, transfers by
                                             operation of law and transfers of
                                             less than 49% of the equity
                                             interests in the Mortgagor, the
                                             Guarantor and their affiliates,
                                             those entities are permitted to
                                             engage in the following transfers:

                                                  Transfers in one or a series
                                             of transactions of equity interests
                                             in the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Mortgagor, the Guarantor or their
                                             affiliates are permitted without
                                             Lender's consent as long as the
                                             Crown Entities which are majority
                                             owned or controlled by Peter
                                             Ackerman continue to own more than
                                             50% of the Guarantor; and if there
                                             is a transfer of 51% or more of the
                                             voting stock of the Guarantor (a
                                             "Change of Control"), then Lender's
                                             consent is required not to be
                                             unreasonably withheld.

                                                  An initial public offering of
                                             stock in the Guarantor without a
                                             Change of Control may be
                                             accomplished without Lender's
                                             consent; however, an initial public
                                             offering of stock in the Guarantor
                                             that involves a Change of Control
                                             requires Lender's consent, not to
                                             be unreasonably withheld.

                                                  After an initial public
                                             offering of stock in the Guarantor
                                             without a Change of Control and
                                             without Lender's consent, in a
                                             transaction resulting in a Change
                                             of Control in the Crown Entities
                                             which are majority owned or
                                             controlled by Peter Ackerman,
                                             Lender's consent is required not to
                                             be unreasonably withheld.

                                             When Lender's consent to a Change
                                             of Control is required but not to
                                             be unreasonably withheld, Lender
                                             shall in all events not withhold
                                             consent to a Change of Control if
                                             such transaction results in the
                                             investment of additional equity
                                             capital (whether in form of common
                                             or preferred stock) in Guarantor or
                                             otherwise results in an improvement
                                             in the financial condition and the
                                             resulting creditworthiness of the
                                             Guarantor and the transferee is the
                                             subject of a Positive Credit
                                             Search. A "Positive Credit Search"
                                             shall mean Lender shall obtain
                                             credit checks and public record
                                             searches against the transferee
                                             which show it to be solvent, have
                                             never been convicted of a felony,
                                             not presently the subject of a
                                             voluntary or involuntary bankruptcy
                                             or other insolvency
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             proceeding, and have no outstanding
                                             judgments which are material in
                                             nature for which a reasonably
                                             acceptable explanation is not
                                             forthcoming and received and
                                             reviewed by Lender, have no current
                                             outstanding tax liens filed against
                                             it, and not disclose any material
                                             circumstance that would have a
                                             detrimental bearing on the fitness
                                             of the subject to be a controlling
                                             person of a loan of similar nature
                                             from an institutional lender using
                                             reasonably prudent underwriting and
                                             lending standards.
--------------------------------------------------------------------------------

Representation #35 - Single Purpose Entity

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Lake Frederica                 Borrower and managing member are
                                             "recycled" SPEs. There is a
                                             non-recourse carveout for losses
                                             relating to prior acts/omissions.
--------------------------------------------------------------------------------
              The Plaza                      The nature of the cooperative
                                             housing corporation's
                                             organizational documents, and the
                                             amendment procedures contained
                                             therein, prohibits the insertion of
                                             Lender's standard single purpose
                                             entity provisions into the
                                             organizational documents. However,
                                             the Plaza Loan Borrower is, and has
                                             always been, a single asset owning
                                             cooperative housing corporation.
                                             The loan documents contain forward-
                                             and backward-looking provisions in
                                             which Borrower represents that it
                                             has complied fully with Lender's
                                             standard single purpose entity
                                             provisions and whereby Borrower
                                             covenants to continue to abide by
                                             such provisions for so long as the
                                             Loan is outstanding. Furthermore,
                                             Internal Revenue Code requirements
                                             for the continued qualification of
                                             an entity as a cooperative housing
                                             corporation prohibit the borrower
                                             from obtaining twenty percent (20%)
                                             or more of its gross income from
                                             sources other than
                                             tenant-stockholders and prohibit
                                             distributions of
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             earnings or profits of the
                                             Borrower, further limiting the
                                             Borrower's ability and incentive to
                                             engage in off-site activities.
--------------------------------------------------------------------------------
              Del Mar Heights Village        The borrower is a recycled SPE
                                             entity that previously owned real
                                             property other than the mortgaged
                                             property. The other property owned
                                             by the recycled SPE was sold in
                                             1985 and borrower certified to
                                             Seller that a phase one was
                                             performed with respect to the other
                                             property and no further
                                             investigation was noted.
--------------------------------------------------------------------------------
              Lodgian Hotel Portfolio #4     Certain Mortgagors owned additional
                                             properties prior to the closing of
                                             the Mortgage Loan. Such additional
                                             properties were transferred to
                                             other entities and constitute
                                             collateral for other loans
                                             originated by Merrill Lynch
                                             simultaneously with the subject
                                             Mortgage Loan.
--------------------------------------------------------------------------------

Representation #36 - Whole Loan

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Glendale Galleria              The Mortgage Loan that will be
                                             included in the trust is, together
                                             with another mortgage loan with
                                             which it is pari passu in right of
                                             payment, a senior loan in a
                                             multiple loan structure comprised
                                             of multiple mortgage loans, all of
                                             which (whether or not included in
                                             the trust) are secured by the same
                                             mortgage instrument and are
                                             cross-defaulted.
--------------------------------------------------------------------------------

Representation #37 - Tax Parcels

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Commerce Bank                  The tax parcel with respect to the
                                             Property includes real property
                                             which is not a part of the
                                             Property. A separate reserve in the
                                             amount of $10,000 (estimated to be
                                             approximately twice the tax amount)
                                             is being held until (i) the
                                             Mortgaged
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Property is assessed as a separate
                                             tax parcel and (ii) the title
                                             company issues a separate tax lot
                                             endorsement to the Title Policy.
                                             Recourse carveout for Losses with
                                             respect to nonpayment of Taxes
                                             includes nonpayment of Taxes with
                                             respect to the 4,999 square foot
                                             portion of Property which is not
                                             part of the mortgage loan
                                             collateral (until such subdivision
                                             and issuance of separate tax parcel
                                             identification number is
                                             effectuated). Covenant to obtain
                                             separate tax lot identification
                                             numbers to be effective for the
                                             2005/2006 tax year.
--------------------------------------------------------------------------------
              CVS Thibodaux                  The mortgaged property is not
                                             presently a separate tax lot. The
                                             property will be separately
                                             assessed starting with the next
                                             (2006) tax bill. All real estate
                                             taxes for 2005 for the full tax lot
                                             have been paid.
--------------------------------------------------------------------------------
              Galileo NXL Retail Portfolio   With respect to the Washtenaw
              2                              Fountain Plaza, Ypsilanti, Michigan
                                             property, one of the parcels known
                                             as "Parcel IV", which consists of
                                             0.00024 acres (approximately 10.45
                                             square feet), does not currently
                                             have a separate tax lot. According
                                             to the survey prepared during loan
                                             origination, Parcel IV is not
                                             currently used at the property.
--------------------------------------------------------------------------------

Representation #39 - Security Interests

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Glendale Galleria              The Mortgage Loan that will be
                                             included in the trust is, together
                                             with another mortgage loan with
                                             which it is pari passu in right of
                                             payment, a senior loan in a
                                             multiple loan structure comprised
                                             of multiple mortgage loans, all of
                                             which (whether or not included in
                                             the trust) are secured by the same
                                             mortgage instrument and are
                                             cross-defaulted.

                                             The security interests created by
                                             the related UCC financing statement
                                             are the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             for benefit of the holder of the
                                             Mortgage Loan that will be included
                                             in the trust and the holders of the
                                             mortgage loans that will not be
                                             included in the trust.
--------------------------------------------------------------------------------

Representation #43 - Recourse

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Glendale Galleria              Recourse is to Borrower only.
--------------------------------------------------------------------------------
              Camino Village Shopping        The related Mortgage Loan documents
              Center, Carmel Woods,          provide for recourse for damages,
              Strawberry Fields, Anthem      liabilities, expenses or claims in
              Shopping Center, Yarbrough     connection with the Borrower's
              Plaza, Montano Shopping        intentional misconduct or gross
              Center, Empire Shopping        negligence conduct with respect to
              Center, Inverness Heights,     waste.
              Parkway Crossing and Regents
              Plaza
--------------------------------------------------------------------------------
              Marriott Racine                Loan is full recourse to Guarantors
                                             until Property is out of the "Red
                                             Zone Status" pursuant to Marriott
                                             Quality Assurance Program
                                             Requirements.
--------------------------------------------------------------------------------
              Lowes Tyson's Corner           The non-recourse carveouts do not
                                             include an exception for "waste"
                                             but instead include an exception
                                             for the removal or disposal of any
                                             portion of the mortgaged property
                                             after an event of default.
--------------------------------------------------------------------------------

Representation #47 - Operating Statements

--------------------------------------------------------------------------------
Loan Number   Loan Name                      Description of Exception
--------------------------------------------------------------------------------
              Camino Village Shopping        The related Mortgage Loan Documents
              Center, Carmel Woods,          require annual operating statements
              Strawberry Fields, Anthem      and rent roll "and such other
              Shopping Center, Yarbrough     information as may be requested."
              Plaza, Montano Shopping
              Center, Empire Shopping
              Center, Inverness Heights,
              Parkway Crossing and Regents
              Plaza
--------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

[None.]

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

[None.]

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

[None.]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [ATTACHED]

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                                      MORTGAGE LOAN
LOAN #   PROPERTY NAME                                SELLER          PROPERTY TYPE   ADDRESS
----------------------------------------------------------------------------------------------------------------------------------

   1     Galileo NXL Retail Portfolio                 MLML            Retail          Various
 1.01    Vail Ranch Center                            MLML            Retail          31685-31845 Highway 79 South
 1.02    Galleria Commons                             MLML            Retail          570 North Stephanie Street
 1.03    Parkway Plaza                                MLML            Retail          1209 Silas Creek Parkway
 1.04    Marketplace at Wycliffe                      MLML            Retail          4075-4115 State Road 7
 1.05    Panama City Square                           MLML            Retail          535 West 23rd Street
 1.06    Genesee Valley Shopping Center               MLML            Retail          4276 Lakeville Road
 1.07    Roundtree Place                              MLML            Retail          2321-2515 Ellsworth Road
 1.08    Merchants Central                            MLML            Retail          2629 Decherd Boulevard
 1.09    Perry Marketplace                            MLML            Retail          1355 Sam Nunn Boulevard
 1.10    London Marketplace                           MLML            Retail          1710 West Kentucky Highway 192
 1.11    Island Plaza                                 MLML            Retail          1291 Folly Road
 1.12    Shops at Seneca Mall                         MLML            Retail          8015 Oswego Road
 1.13    Perlis Plaza                                 MLML            Retail          1500 East Forsyth Street
 1.14    Shops at Prospect                            MLML            Retail          3985 Columbia Avenue
 1.15    Cordele Square                               MLML            Retail          1013 East 16th Street
 1.16    Grand Central Plaza                          MLML            Retail          4000-4040 Murdoch Avenue
 1.17    Normandy Square                              MLML            Retail          7900 Normandy Boulevard
 1.18    Westlane Shopping Center                     MLML            Retail          7098-7167 North Michigan Road
   2     Ashford Hotel Portfolio                      MLML            Hospitality     Various
 2.01    Residence Inn Orlando Sea World              MLML            Hospitality     11000 Westwood Boulevard
 2.02    Crowne Plaza Key West                        MLML            Hospitality     430 Duval Street
 2.03    Sheraton Minneapolis                         MLML            Hospitality     12201 Ridgedale Drive
 2.04    Residence Inn Cottonwood                     MLML            Hospitality     6425 South 3000 East
 2.05    Courtyard Overland Park                      MLML            Hospitality     11001 Woodson Street
 2.06    Historic Inns Annapolis                      MLML            Hospitality     58 State Circle
 2.07    Courtyard Palm Desert                        MLML            Hospitality     74895 Frank Sinatra Drive
 2.08    Residence Inn Palm Desert                    MLML            Hospitality     38305 Cook Street
 2.09    SpringHill Suites University Research Park   MLML            Hospitality     8700 Research Drive
 2.10    SpringHill Suites Durham Airport             MLML            Hospitality     920 Slater Road
   3     Glendale Galleria                            MLML            Retail          2148 Glendale Galleria & 100 West
                                                                                      Broadway
   6     Galileo NXL Retail Portfolio 2               MLML            Retail          Various
 6.01    Keegan's Meadow                              MLML            Retail          11711 West Bellfort
 6.02    Jones Square                                 MLML            Retail          10921 FM 1960 West
 6.03    Hilltop Plaza                                MLML            Retail          1725 Laskin Road
 6.04    Tuckernuck Square                            MLML            Retail          9004 West Broad Street
 6.05    Moundsville Plaza                            MLML            Retail          1200-1300 and 1410 Lafayette Avenue
 6.06    Northridge Plaza                             MLML            Retail          8155-8271 West Brown Deer Road
 6.07    Northshore Plaza                             MLML            Retail          1502 - 1600 Wildcat Drive
 6.08    Plantation Plaza                             MLML            Retail          1001 Plantation Drive
 6.09    Marwood Plaza                                MLML            Retail          3335 Kentucky Avenue
 6.10    Southern Village                             MLML            Retail          1223-1255 East Southern Avenue

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                                            [   ] Loan Level
                                                            [   ] Property Level

                                     MORTGAGE
                                     LOAN                                                            CUTOFF BALANCE      ORIGINAL
LOAN #   PROPERTY NAME               SELLER     CITY             COUNTY    STATE          ZIP CODE     (12/1/2005)        BALANCE
------------------------------------------------------------------------------------------------------------------------------------

   1     Galileo NXL Retail
         Portfolio                   MLML       Various          Various   Various         Various   208,000,000.00   208,000,000.00
 1.01    Vail Ranch Center           MLML       Temecula         CA        Riverside        92592     27,442,257.15    27,442,257.15
 1.02    Galleria Commons            MLML       Henderson        NV        Clark            89014     24,545,976.71    24,545,976.71
 1.03    Parkway Plaza               MLML       Winston Salem    NC        Forsyth          27127     19,839,521.00    19,839,521.00
 1.04    Marketplace at Wycliffe     MLML       Lake Worth       FL        Palm Beach       33467     19,477,485.95    19,477,485.95
 1.05    Panama City Square          MLML       Panama City      FL        Bay              32405     16,834,630.05    16,834,630.05
 1.06    Genesee Valley Shopping
         Center                      MLML       Geneseo          NY        Livingston       14454     13,322,890.01    13,322,890.01
 1.07    Roundtree Place             MLML       Ypsilanti        MI        Washtenaw        48197     11,512,714.74    11,512,714.74
 1.08    Merchants Central           MLML       Winchester       TN        Franklin         37398      9,666,335.96     9,666,335.96
 1.09    Perry Marketplace           MLML       Perry            GA        Houston          31069      9,268,097.40     9,268,097.40
 1.10    London Marketplace          MLML       London           KY        Laurel           40741      8,290,602.75     8,290,602.75
 1.11    Island Plaza                MLML       James Island     SC        Charleston       29412      8,254,399.25     8,254,399.25
 1.12    Shops at Seneca Mall        MLML       Liverpool        NY        Onondaga         13090      7,675,143.16     7,675,143.16
 1.13    Perlis Plaza                MLML       Americus         GA        Sumter           31709      7,095,887.07     7,095,887.07
 1.14    Shops at Prospect           MLML       West Hempfield   PA        Lancaster        17603      6,227,002.94     6,227,002.94
 1.15    Cordele Square              MLML       Cordele          GA        Crisp            31015      5,376,220.56     5,376,220.56
 1.16    Grand Central Plaza         MLML       Parkersburg      WV        Wood             26101      5,321,915.30     5,321,915.30
 1.17    Normandy Square             MLML       Jacksonville     FL        Duval            32221      4,706,455.71     4,706,455.71
 1.18    Westlane Shopping Center    MLML       Indianapolis     IN        Marion           46268      3,142,464.28     3,142,464.28
   2     Ashford Hotel Portfolio     MLML       Various          Various   Various         Various   160,490,000.00   160,490,000.00
 2.01    Residence Inn Orlando Sea
         World                       MLML       Orlando          FL        Orange           32821     35,960,099.48    35,960,099.48
 2.02    Crowne Plaza Key West       MLML       Key West         FL        Monroe           33040     31,094,462.34    31,094,462.34
 2.03    Sheraton Minneapolis        MLML       Minnetonka       MN        Hennepin         55305     19,842,676.46    19,842,676.46
 2.04    Residence Inn Cottonwood    MLML       Salt Lake City   UT        Salt Lake        84121     14,444,860.26    14,444,860.26
 2.05    Courtyard Overland Park     MLML       Overland Park    KS        Johnson          66211     12,544,220.75    12,544,220.75
 2.06    Historic Inns Annapolis     MLML       Annapolis        MD        Anne Arundel     21401     12,316,144.01    12,316,144.01
 2.07    Courtyard Palm Desert       MLML       Palm Desert      CA        Riverside        92211     11,251,785.88    11,251,785.88
 2.08    Residence Inn Palm Desert   MLML       Palm Desert      CA        Riverside        92211     11,175,760.30    11,175,760.30
 2.09    SpringHill Suites
         University Research Park    MLML       Charlotte        NC        Mecklenburg      28262      6,386,148.74     6,386,148.74
 2.10    SpringHill Suites Durham
         Airport                     MLML       Durham           NC        Durham           27703      5,473,841.78     5,473,841.78
   3     Glendale Galleria           MLML       Glendale         CA        Los Angeles      91210    153,635,945.69   154,000,000.00
   6     Galileo NXL Retail
         Portfolio 2                 MLML       Various          Various   Various         Various    99,000,000.00    99,000,000.00
 6.01    Keegan's Meadow             MLML       Stafford         TX        Harris           77477     10,082,656.83    10,082,656.83
 6.02    Jones Square                MLML       Houston          TX        Harris           77070      9,790,405.90     9,790,405.90
 6.03    Hilltop Plaza               MLML       Virginia Beach   VA        Virginia
                                                                           Beach            23454      9,644,280.44     9,644,280.44
 6.04    Tuckernuck Square           MLML       Richmond         VA        Henrico          23294      8,329,151.29     8,329,151.29
 6.05    Moundsville Plaza           MLML       Moundsville      WV        Marshall         26041      8,036,900.37     8,036,900.37
 6.06    Northridge Plaza            MLML       Milwaukee        WI        Milwaukee        53223      7,963,837.64     7,963,837.64
 6.07    Northshore Plaza            MLML       Portland         TX        San Patricio     78374      7,890,774.91     7,890,774.91
 6.08    Plantation Plaza            MLML       Clute            TX        Brazoria         77531      7,671,586.72     7,671,586.72
 6.09    Marwood Plaza               MLML       Indianapolis     IN        Marion           43221      7,306,273.06     7,306,273.06
 6.10    Southern Village            MLML       Mesa             AZ        Maricopa         85204      7,160,147.60     7,160,147.60

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                      MORTGAGE  IO MONTHLY    IO ANNUAL      MONTHLY       ANNUAL                PRIMARY     MASTER
                                      LOAN         DEBT          DEBT       P&I DEBT      P&I DEBT    INTEREST  SERVICING  SERVICING
LOAN #  PROPERTY NAME                 SELLER      SERVICE      SERVICE       SERVICE      SERVICE     RATE (%)  FEE RATE    FEE RATE
------------------------------------------------------------------------------------------------------------------------------------

   1    Galileo NXL Retail Portfolio  MLML      908,579.63  10,902,955.56                              5.1700    0.01000    0.02000
 1.01   Vail Ranch Center             MLML
 1.02   Galleria Commons              MLML
 1.03   Parkway Plaza                 MLML
 1.04   Marketplace at Wycliffe       MLML
 1.05   Panama City Square            MLML
 1.06   Genesee Valley Shopping
        Center                        MLML
 1.07   Roundtree Place               MLML
 1.08   Merchants Central             MLML
 1.09   Perry Marketplace             MLML
 1.10   London Marketplace            MLML
 1.11   Island Plaza                  MLML
 1.12   Shops at Seneca Mall          MLML
 1.13   Perlis Plaza                  MLML
 1.14   Shops at Prospect             MLML
 1.15   Cordele Square                MLML
 1.16   Grand Central Plaza           MLML
 1.17   Normandy Square               MLML
 1.18   Westlane Shopping Center      MLML
   2    Ashford Hotel Portfolio       MLML      707,488.77   8,489,865.27  958,657.90  11,503,894.80   5.2175    0.01000    0.02000
 2.01   Residence Inn Orlando Sea
        World                         MLML
 2.02   Crowne Plaza Key West         MLML
 2.03   Sheraton Minneapolis          MLML
 2.04   Residence Inn Cottonwood      MLML
 2.05   Courtyard Overland Park       MLML
 2.06   Historic Inns Annapolis       MLML
 2.07   Courtyard Palm Desert         MLML
 2.08   Residence Inn Palm Desert     MLML
 2.09   SpringHill Suites University
        Research Park                 MLML
 2.10   SpringHill Suites Durham
        Airport                       MLML
   3    Glendale Galleria             MLML                                 788,551.68  9,462,620.18    4.6496    0.02000    0.02000
   6    Galileo NXL Retail Portfolio
        2                             MLML      430,776.04   5,169,312.50                              5.1500    0.01000    0.02000
 6.01   Keegan's Meadow               MLML
 6.02   Jones Square                  MLML
 6.03   Hilltop Plaza                 MLML
 6.04   Tuckernuck Square             MLML
 6.05   Moundsville Plaza             MLML
 6.06   Northridge Plaza              MLML
 6.07   Northshore Plaza              MLML
 6.08   Plantation Plaza              MLML
 6.09   Marwood Plaza                 MLML
 6.10   Southern Village              MLML

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                                                                                    NET
                                                      MORTGAGE   TRUSTEE &   BROKER              MORTGAGE
                                                      LOAN         PAYING     STRIP    ADMIN.    INTEREST
LOAN #   PROPERTY NAME                                SELLER     AGENT FEE    RATE      FEE        RATE
------------------------------------------------------------------------------------------------------------

   1     Galileo NXL Retail Portfolio                 MLML        0.00060              0.03060    5.13940
 1.01    Vail Ranch Center                            MLML
 1.02    Galleria Commons                             MLML
 1.03    Parkway Plaza                                MLML
 1.04    Marketplace at Wycliffe                      MLML
 1.05    Panama City Square                           MLML
 1.06    Genesee Valley Shopping Center               MLML
 1.07    Roundtree Place                              MLML
 1.08    Merchants Central                            MLML
 1.09    Perry Marketplace                            MLML
 1.10    London Marketplace                           MLML
 1.11    Island Plaza                                 MLML
 1.12    Shops at Seneca Mall                         MLML
 1.13    Perlis Plaza                                 MLML
 1.14    Shops at Prospect                            MLML
 1.15    Cordele Square                               MLML
 1.16    Grand Central Plaza                          MLML
 1.17    Normandy Square                              MLML
 1.18    Westlane Shopping Center                     MLML
   2     Ashford Hotel Portfolio                      MLML        0.00060              0.03060    5.18690
 2.01    Residence Inn Orlando Sea World              MLML
 2.02    Crowne Plaza Key West                        MLML
 2.03    Sheraton Minneapolis                         MLML
 2.04    Residence Inn Cottonwood                     MLML
 2.05    Courtyard Overland Park                      MLML
 2.06    Historic Inns Annapolis                      MLML
 2.07    Courtyard Palm Desert                        MLML
 2.08    Residence Inn Palm Desert                    MLML
 2.09    SpringHill Suites University Research Park   MLML
 2.10    SpringHill Suites Durham Airport             MLML
   3     Glendale Galleria                            MLML        0.00060              0.04060    4.60900
   6     Galileo NXL Retail Portfolio 2               MLML        0.00060              0.03060    5.11940
 6.01    Keegan's Meadow                              MLML
 6.02    Jones Square                                 MLML
 6.03    Hilltop Plaza                                MLML
 6.04    Tuckernuck Square                            MLML
 6.05    Moundsville Plaza                            MLML
 6.06    Northridge Plaza                             MLML
 6.07    Northshore Plaza                             MLML
 6.08    Plantation Plaza                             MLML
 6.09    Marwood Plaza                                MLML
 6.10    Southern Village                             MLML

                                                      MORTGAGE
                                                      LOAN         ACCRUAL           REMAINING   MATURITY/ARD
LOAN #   PROPERTY NAME                                SELLER        TYPE      TERM     TERM          DATE
-------------------------------------------------------------------------------------------------------------

   1     Galileo NXL Retail Portfolio                 MLML       Actual/360    120      117         9/1/2015
 1.01    Vail Ranch Center                            MLML
 1.02    Galleria Commons                             MLML
 1.03    Parkway Plaza                                MLML
 1.04    Marketplace at Wycliffe                      MLML
 1.05    Panama City Square                           MLML
 1.06    Genesee Valley Shopping Center               MLML
 1.07    Roundtree Place                              MLML
 1.08    Merchants Central                            MLML
 1.09    Perry Marketplace                            MLML
 1.10    London Marketplace                           MLML
 1.11    Island Plaza                                 MLML
 1.12    Shops at Seneca Mall                         MLML
 1.13    Perlis Plaza                                 MLML
 1.14    Shops at Prospect                            MLML
 1.15    Cordele Square                               MLML
 1.16    Grand Central Plaza                          MLML
 1.17    Normandy Square                              MLML
 1.18    Westlane Shopping Center                     MLML
   2     Ashford Hotel Portfolio                      MLML       Actual/360    116      115         7/1/2015
 2.01    Residence Inn Orlando Sea World              MLML
 2.02    Crowne Plaza Key West                        MLML
 2.03    Sheraton Minneapolis                         MLML
 2.04    Residence Inn Cottonwood                     MLML
 2.05    Courtyard Overland Park                      MLML
 2.06    Historic Inns Annapolis                      MLML
 2.07    Courtyard Palm Desert                        MLML
 2.08    Residence Inn Palm Desert                    MLML
 2.09    SpringHill Suites University Research Park   MLML
 2.10    SpringHill Suites Durham Airport             MLML
   3     Glendale Galleria                            MLML       Actual/360    84       82         10/1/2012
   6     Galileo NXL Retail Portfolio 2               MLML       Actual/360    84       81         8/31/2012
 6.01    Keegan's Meadow                              MLML
 6.02    Jones Square                                 MLML
 6.03    Hilltop Plaza                                MLML
 6.04    Tuckernuck Square                            MLML
 6.05    Moundsville Plaza                            MLML
 6.06    Northridge Plaza                             MLML
 6.07    Northshore Plaza                             MLML
 6.08    Plantation Plaza                             MLML
 6.09    Marwood Plaza                                MLML
 6.10    Southern Village                             MLML

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                                                            REMAINING
                                                      MORTGAGE      AMORT     AMORT                                 ARD STEP
LOAN #   PROPERTY NAME                                LOAN SELLER    TERM      TERM       TITLE TYPE    ARD (Y/N)    UP (%)
----------------------------------------------------------------------------------------------------------------------------

   1     Galileo NXL Retail Portfolio                 MLML             0         0      Fee/Leasehold   No
 1.01    Vail Ranch Center                            MLML                              Fee
 1.02    Galleria Commons                             MLML                              Fee
 1.03    Parkway Plaza                                MLML                              Fee
 1.04    Marketplace at Wycliffe                      MLML                              Fee
 1.05    Panama City Square                           MLML                              Fee
 1.06    Genesee Valley Shopping Center               MLML                              Fee
 1.07    Roundtree Place                              MLML                              Fee
 1.08    Merchants Central                            MLML                              Fee
 1.09    Perry Marketplace                            MLML                              Fee
 1.10    London Marketplace                           MLML                              Fee
 1.11    Island Plaza                                 MLML                              Fee
 1.12    Shops at Seneca Mall                         MLML                              Fee
 1.13    Perlis Plaza                                 MLML                              Fee
 1.14    Shops at Prospect                            MLML                              Fee
 1.15    Cordele Square                               MLML                              Fee
 1.16    Grand Central Plaza                          MLML                              Leasehold
 1.17    Normandy Square                              MLML                              Fee
 1.18    Westlane Shopping Center                     MLML                              Fee
   2     Ashford Hotel Portfolio                      MLML           300       300      Fee/Leasehold   No
 2.01    Residence Inn Orlando Sea World              MLML                              Fee
 2.02    Crowne Plaza Key West                        MLML                              Leasehold
 2.03    Sheraton Minneapolis                         MLML                              Fee
 2.04    Residence Inn Cottonwood                     MLML                              Fee
 2.05    Courtyard Overland Park                      MLML                              Fee
 2.06    Historic Inns Annapolis                      MLML                              Fee
 2.07    Courtyard Palm Desert                        MLML                              Fee
 2.08    Residence Inn Palm Desert                    MLML                              Fee
 2.09    SpringHill Suites University Research Park   MLML                              Fee
 2.10    SpringHill Suites Durham Airport             MLML                              Fee
   3     Glendale Galleria                            MLML           360       358      Fee/Leasehold   No
   6     Galileo NXL Retail Portfolio 2               MLML             0         0      Fee             No
 6.01    Keegan's Meadow                              MLML                              Fee
 6.02    Jones Square                                 MLML                              Fee
 6.03    Hilltop Plaza                                MLML                              Fee
 6.04    Tuckernuck Square                            MLML                              Fee
 6.05    Moundsville Plaza                            MLML                              Fee
 6.06    Northridge Plaza                             MLML                              Fee
 6.07    Northshore Plaza                             MLML                              Fee
 6.08    Plantation Plaza                             MLML                              Fee
 6.09    Marwood Plaza                                MLML                              Fee
 6.10    Southern Village                             MLML                              Fee

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                      MORTGAGE                 ENVIRONMENTAL                                         LETTER  LOCKBOX
                                      LOAN      ENVIRONMENTAL    INSURANCE      CROSS-       CROSS-      DEFEASANCE    OF      IN-
LOAN #  PROPERTY NAME                 SELLER     REPORT TYPE       (Y/N)      DEFAULTED  COLLATERALIZED    ALLOWED   CREDIT   PLACE
------------------------------------------------------------------------------------------------------------------------------------

   1    Galileo NXL Retail Portfolio  MLML         Various          Yes          Yes           Yes           Yes       No      Yes
 1.01   Vail Ranch Center             MLML         8/8/2005         Yes
 1.02   Galleria Commons              MLML         8/8/2005         Yes
 1.03   Parkway Plaza                 MLML         8/5/2005         Yes
 1.04   Marketplace at Wycliffe       MLML         8/5/2005         Yes
 1.05   Panama City Square            MLML         8/5/2005         Yes
 1.06   Genesee Valley Shopping
        Center                        MLML         8/8/2005         Yes
 1.07   Roundtree Place               MLML         8/8/2005         Yes
 1.08   Merchants Central             MLML         8/5/2005         Yes
 1.09   Perry Marketplace             MLML         8/5/2005         Yes
 1.10   London Marketplace            MLML         8/5/2005         Yes
 1.11   Island Plaza                  MLML         8/5/2005         Yes
 1.12   Shops at Seneca Mall          MLML         8/8/2005         Yes
 1.13   Perlis Plaza                  MLML         8/5/2005         Yes
 1.14   Shops at Prospect             MLML         8/8/2005         Yes
 1.15   Cordele Square                MLML         8/5/2005         Yes
 1.16   Grand Central Plaza           MLML         8/8/2005         Yes
 1.17   Normandy Square               MLML         8/5/2005         Yes
 1.18   Westlane Shopping Center      MLML         8/8/2005         Yes
   2    Ashford Hotel Portfolio       MLML         Various          No                                       Yes       No      No
 2.01   Residence Inn Orlando Sea
        World                         MLML        6/14/2005         No
 2.02   Crowne Plaza Key West         MLML        9/26/2005         No
 2.03   Sheraton Minneapolis          MLML        9/26/2005         No
 2.04   Residence Inn Cottonwood      MLML        6/14/2005         No
 2.05   Courtyard Overland Park       MLML        6/14/2005         No
 2.06   Historic Inns Annapolis       MLML        9/26/2005         No
 2.07   Courtyard Palm Desert         MLML        6/14/2005         No
 2.08   Residence Inn Palm Desert     MLML        6/14/2005         No
 2.09   SpringHill Suites University
        Research Park                 MLML        6/14/2005         No
 2.10   SpringHill Suites Durham
        Airport                       MLML        6/15/2005         No
   3    Glendale Galleria             MLML         9/2/2005         No                                       Yes       No      No
   6    Galileo NXL Retail Portfolio
        2                             MLML         Various          Yes                                      Yes       No      No
 6.01   Keegan's Meadow               MLML         8/5/2005         Yes
 6.02   Jones Square                  MLML         8/5/2005         Yes
 6.03   Hilltop Plaza                 MLML         8/5/2005         Yes
 6.04   Tuckernuck Square             MLML         8/5/2005         Yes
 6.05   Moundsville Plaza             MLML         8/8/2005         Yes
 6.06   Northridge Plaza              MLML         8/8/2005         Yes
 6.07   Northshore Plaza              MLML         8/5/2005         Yes
 6.08   Plantation Plaza              MLML         8/5/2005         Yes
 6.09   Marwood Plaza                 MLML         8/5/2005         Yes
 6.10   Southern Village              MLML         8/8/2005         Yes

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                      MORTGAGE              UPFRONT    UPFRONT   UPFRONT    UPFRONT      UPFRONT      UPFRONT
                                      LOAN      HOLDBACK      ENG.      CAPEX     ENVIR.     TI/LC       RE TAX      INSURANCE
LOAN #  PROPERTY NAME                 SELLER       AMT      RESERVE   RESERVES   RESERVE    RESERVE      RESERVE      RESERVE
------------------------------------------------------------------------------------------------------------------------------

   1    Galileo NXL Retail Portfolio  MLML                221,719.00                      568,955.68  1,882,694.00  366,995.52
 1.01   Vail Ranch Center             MLML
 1.02   Galleria Commons              MLML
 1.03   Parkway Plaza                 MLML
 1.04   Marketplace at Wycliffe       MLML
 1.05   Panama City Square            MLML
 1.06   Genesee Valley Shopping
        Center                        MLML
 1.07   Roundtree Place               MLML
 1.08   Merchants Central             MLML
 1.09   Perry Marketplace             MLML
 1.10   London Marketplace            MLML
 1.11   Island Plaza                  MLML
 1.12   Shops at Seneca Mall          MLML
 1.13   Perlis Plaza                  MLML
 1.14   Shops at Prospect             MLML
 1.15   Cordele Square                MLML
 1.16   Grand Central Plaza           MLML
 1.17   Normandy Square               MLML
 1.18   Westlane Shopping Center      MLML
   2    Ashford Hotel Portfolio       MLML                175,413.00            3,100.00                132,438.30  533,132.00
 2.01   Residence Inn Orlando Sea
        World                         MLML
 2.02   Crowne Plaza Key West         MLML
 2.03   Sheraton Minneapolis          MLML
 2.04   Residence Inn Cottonwood      MLML
 2.05   Courtyard Overland Park       MLML
 2.06   Historic Inns Annapolis       MLML
 2.07   Courtyard Palm Desert         MLML
 2.08   Residence Inn Palm Desert     MLML
 2.09   SpringHill Suites University
        Research Park                 MLML
 2.10   SpringHill Suites Durham
        Airport                       MLML
   3    Glendale Galleria             MLML
   6    Galileo NXL Retail Portfolio
        2                             MLML                114,700.00                       25,627.44  1,313,287.00  174,675.75
 6.01   Keegan's Meadow               MLML
 6.02   Jones Square                  MLML
 6.03   Hilltop Plaza                 MLML
 6.04   Tuckernuck Square             MLML
 6.05   Moundsville Plaza             MLML
 6.06   Northridge Plaza              MLML
 6.07   Northshore Plaza              MLML
 6.08   Plantation Plaza              MLML
 6.09   Marwood Plaza                 MLML
 6.10   Southern Village              MLML

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                          MORTGAGE
                                          LOAN         UPFRONT           UPFRONT              MONTHLY            MONTHLY
LOAN #  PROPERTY NAME                     SELLER    OTHER RESERVE   OTHER DESCRIPTION      CAPEX RESERVE     ENVIR. RESERVE
---------------------------------------------------------------------------------------------------------------------------

   1    Galileo NXL Retail Portfolio      MLML        14,358.34    Ground Rent Escrow             39,267.35
 1.01   Vail Ranch Center                 MLML
 1.02   Galleria Commons                  MLML
 1.03   Parkway Plaza                     MLML
 1.04   Marketplace at Wycliffe           MLML
 1.05   Panama City Square                MLML
 1.06   Genesee Valley Shopping Center    MLML
 1.07   Roundtree Place                   MLML
 1.08   Merchants Central                 MLML
 1.09   Perry Marketplace                 MLML
 1.10   London Marketplace                MLML
 1.11   Island Plaza                      MLML
 1.12   Shops at Seneca Mall              MLML
 1.13   Perlis Plaza                      MLML
 1.14   Shops at Prospect                 MLML
 1.15   Cordele Square                    MLML
 1.16   Grand Central Plaza               MLML
 1.17   Normandy Square                   MLML
 1.18   Westlane Shopping Center          MLML
   2    Ashford Hotel Portfolio           MLML        59,822.00    Ground Rent Escrow  4% of Gross Revenues
 2.01   Residence Inn Orlando Sea World   MLML
 2.02   Crowne Plaza Key West             MLML
 2.03   Sheraton Minneapolis              MLML
 2.04   Residence Inn Cottonwood          MLML
 2.05   Courtyard Overland Park           MLML
 2.06   Historic Inns Annapolis           MLML
 2.07   Courtyard Palm Desert             MLML
 2.08   Residence Inn Palm Desert         MLML
 2.09   SpringHill Suites University
        Research Park                     MLML
 2.10   SpringHill Suites Durham Airport  MLML
   3    Glendale Galleria                 MLML
   6    Galileo NXL Retail Portfolio 2    MLML                                                    19,851.11
 6.01   Keegan's Meadow                   MLML
 6.02   Jones Square                      MLML
 6.03   Hilltop Plaza                     MLML
 6.04   Tuckernuck Square                 MLML
 6.05   Moundsville Plaza                 MLML
 6.06   Northridge Plaza                  MLML
 6.07   Northshore Plaza                  MLML
 6.08   Plantation Plaza                  MLML
 6.09   Marwood Plaza                     MLML
 6.10   Southern Village                  MLML

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                                                 MONTHLY                MONTHLY    MONTHLY
                                                    MORTGAGE      TI/LC    MONTHLY RE  INSURANCE    OTHER
LOAN #  PROPERTY NAME                               LOAN SELLER  RESERVE  TAX RESERVE   RESERVE    RESERVE
-----------------------------------------------------------------------------------------------------------

   1    Galileo NXL Retail Portfolio                MLML                   257,094.00  52,427.93   7,179.17
 1.01   Vail Ranch Center                           MLML
 1.02   Galleria Commons                            MLML
 1.03   Parkway Plaza                               MLML
 1.04   Marketplace at Wycliffe                     MLML
 1.05   Panama City Square                          MLML
 1.06   Genesee Valley Shopping Center              MLML
 1.07   Roundtree Place                             MLML
 1.08   Merchants Central                           MLML
 1.09   Perry Marketplace                           MLML
 1.10   London Marketplace                          MLML
 1.11   Island Plaza                                MLML
 1.12   Shops at Seneca Mall                        MLML
 1.13   Perlis Plaza                                MLML
 1.14   Shops at Prospect                           MLML
 1.15   Cordele Square                              MLML
 1.16   Grand Central Plaza                         MLML
 1.17   Normandy Square                             MLML
 1.18   Westlane Shopping Center                    MLML
   2    Ashford Hotel Portfolio                     MLML                    58,070.00  44,420.00  43,055.00
 2.01   Residence Inn Orlando Sea World             MLML
 2.02   Crowne Plaza Key West                       MLML
 2.03   Sheraton Minneapolis                        MLML
 2.04   Residence Inn Cottonwood                    MLML
 2.05   Courtyard Overland Park                     MLML
 2.06   Historic Inns Annapolis                     MLML
 2.07   Courtyard Palm Desert                       MLML
 2.08   Residence Inn Palm Desert                   MLML
 2.09   SpringHill Suites University Research Park  MLML
 2.10   SpringHill Suites Durham Airport            MLML
   3    Glendale Galleria                           MLML
   6    Galileo NXL Retail Portfolio 2              MLML                   184,233.00  24,953.68
 6.01   Keegan's Meadow                             MLML
 6.02   Jones Square                                MLML
 6.03   Hilltop Plaza                               MLML
 6.04   Tuckernuck Square                           MLML
 6.05   Moundsville Plaza                           MLML
 6.06   Northridge Plaza                            MLML
 6.07   Northshore Plaza                            MLML
 6.08   Plantation Plaza                            MLML
 6.09   Marwood Plaza                               MLML
 6.10   Southern Village                            MLML

                                                    MORTGAGE                                TOTAL    UNIT OF
LOAN #  PROPERTY NAME                               LOAN SELLER  OTHER MONTH DESCRIPTION   SF/UNITS  MEASURE
------------------------------------------------------------------------------------------------------------

   1    Galileo NXL Retail Portfolio                MLML         Ground Rent Escrow       3,141,388  SF
 1.01   Vail Ranch Center                           MLML                                    203,904  SF
 1.02   Galleria Commons                            MLML                                    276,460  SF
 1.03   Parkway Plaza                               MLML                                    286,405  SF
 1.04   Marketplace at Wycliffe                     MLML                                    133,520  SF
 1.05   Panama City Square                          MLML                                    289,119  SF
 1.06   Genesee Valley Shopping Center              MLML                                    204,609  SF
 1.07   Roundtree Place                             MLML                                    195,413  SF
 1.08   Merchants Central                           MLML                                    208,123  SF
 1.09   Perry Marketplace                           MLML                                    179,973  SF
 1.10   London Marketplace                          MLML                                    169,032  SF
 1.11   Island Plaza                                MLML                                    171,224  SF
 1.12   Shops at Seneca Mall                        MLML                                    235,725  SF
 1.13   Perlis Plaza                                MLML                                    165,315  SF
 1.14   Shops at Prospect                           MLML                                     63,392  SF
 1.15   Cordele Square                              MLML                                    126,427  SF
 1.16   Grand Central Plaza                         MLML                                     74,017  SF
 1.17   Normandy Square                             MLML                                     87,240  SF
 1.18   Westlane Shopping Center                    MLML                                     71,490  SF
   2    Ashford Hotel Portfolio                     MLML         Ground Rent Escrow           1,703  Rooms
 2.01   Residence Inn Orlando Sea World             MLML                                        350  Rooms
 2.02   Crowne Plaza Key West                       MLML                                        160  Rooms
 2.03   Sheraton Minneapolis                        MLML                                        220  Rooms
 2.04   Residence Inn Cottonwood                    MLML                                        144  Rooms
 2.05   Courtyard Overland Park                     MLML                                        168  Rooms
 2.06   Historic Inns Annapolis                     MLML                                        124  Rooms
 2.07   Courtyard Palm Desert                       MLML                                        151  Rooms
 2.08   Residence Inn Palm Desert                   MLML                                        130  Rooms
 2.09   SpringHill Suites University Research Park  MLML                                        136  Rooms
 2.10   SpringHill Suites Durham Airport            MLML                                        120  Rooms
   3    Glendale Galleria                           MLML                                    660,671  SF
   6    Galileo NXL Retail Portfolio 2              MLML                                  1,588,089  SF
 6.01   Keegan's Meadow                             MLML                                    125,298  SF
 6.02   Jones Square                                MLML                                    169,003  SF
 6.03   Hilltop Plaza                               MLML                                    152,025  SF
 6.04   Tuckernuck Square                           MLML                                     86,010  SF
 6.05   Moundsville Plaza                           MLML                                    180,346  SF
 6.06   Northridge Plaza                            MLML                                    150,164  SF
 6.07   Northshore Plaza                            MLML                                    152,144  SF
 6.08   Plantation Plaza                            MLML                                    100,277  SF
 6.09   Marwood Plaza                               MLML                                    107,080  SF
 6.10   Southern Village                            MLML                                     84,054  SF

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                                    MORTGAGE      GRACE   LOAN
LOAN #  PROPERTY NAME                               LOAN SELLER  PERIOD  GROUP
------------------------------------------------------------------------------
   1    Galileo NXL Retail Portfolio                MLML            0      1
 1.01   Vail Ranch Center                           MLML                   1
 1.02   Galleria Commons                            MLML                   1
 1.03   Parkway Plaza                               MLML                   1
 1.04   Marketplace at Wycliffe                     MLML                   1
 1.05   Panama City Square                          MLML                   1
 1.06   Genesee Valley Shopping Center              MLML                   1
 1.07   Roundtree Place                             MLML                   1
 1.08   Merchants Central                           MLML                   1
 1.09   Perry Marketplace                           MLML                   1
 1.10   London Marketplace                          MLML                   1
 1.11   Island Plaza                                MLML                   1
 1.12   Shops at Seneca Mall                        MLML                   1
 1.13   Perlis Plaza                                MLML                   1
 1.14   Shops at Prospect                           MLML                   1
 1.15   Cordele Square                              MLML                   1
 1.16   Grand Central Plaza                         MLML                   1
 1.17   Normandy Square                             MLML                   1
 1.18   Westlane Shopping Center                    MLML                   1
   2    Ashford Hotel Portfolio                     MLML            0      1
 2.01   Residence Inn Orlando Sea World             MLML                   1
 2.02   Crowne Plaza Key West                       MLML                   1
 2.03   Sheraton Minneapolis                        MLML                   1
 2.04   Residence Inn Cottonwood                    MLML                   1
 2.05   Courtyard Overland Park                     MLML                   1
 2.06   Historic Inns Annapolis                     MLML                   1
 2.07   Courtyard Palm Desert                       MLML                   1
 2.08   Residence Inn Palm Desert                   MLML                   1
 2.09   SpringHill Suites University Research Park  MLML                   1
 2.10   SpringHill Suites Durham Airport            MLML                   1
   3    Glendale Galleria                           MLML            5      1
   6    Galileo NXL Retail Portfolio 2              MLML            0      1
 6.01   Keegan's Meadow                             MLML                   1
 6.02   Jones Square                                MLML                   1
 6.03   Hilltop Plaza                               MLML                   1
 6.04   Tuckernuck Square                           MLML                   1
 6.05   Moundsville Plaza                           MLML                   1
 6.06   Northridge Plaza                            MLML                   1
 6.07   Northshore Plaza                            MLML                   1
 6.08   Plantation Plaza                            MLML                   1
 6.09   Marwood Plaza                               MLML                   1
 6.10   Southern Village                            MLML                   1

                                               MORTGAGE
                                               LOAN        PROPERTY
LOAN #  PROPERTY NAME                          SELLER        TYPE                                ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

 6.11   Dover Park Plaza                       MLML      Retail        1 Sunnybrae Boulevard
 6.12   Washtenaw Fountain Plaza               MLML      Retail        2720-2820 Washtenaw Avenue
 6.13   Jacksonian Plaza                       MLML      Retail        4950 North Highway 55
   9    Lowe Tyson's Corner                    MLML      Office        Various
 9.01   Gallows Road                           MLML      Office        1953 Gallows Road
 9.02   Kidwell Drive                          MLML      Office        1951 Kidwell Drive
  10    Stafford Marketplace Shopping Center   MLML      Retail        1110 Stafford Market Place
  11    Lodgian Portfolio 4                    MLML      Hospitality   Various
 11.01  Crowne Plaza - West Palm Beach         MLML      Hospitality   1601 Belvedere Road
 11.02  Hilton - Columbia                      MLML      Hospitality   5485 Twin Knolls Road
 11.03  Hilton - Troy                          MLML      Hospitality   5500 Crooks Road
 11.04  Holiday Inn Select - Irving            MLML      Hospitality   4441 West John W. Carpenter Freeway
 11.05  Residence Inn - Little Rock            MLML      Hospitality   1401 South Shackleford Road
 11.06  Courtyard by Marriott - Paducah        MLML      Hospitality   3835 Technology Drive
 11.07  Holiday Inn - Frederick                MLML      Hospitality   999 West Patrick Street
 11.08  Holiday Inn SunSpree - Surfside Beach  MLML      Hospitality   1601 North Ocean Boulevard
  13    Quads 345/Allred Cotton Center         MLML      Industrial    4303, 4313, 4405, 4415, & 4425 East Cotton Center Boulevard
  15    Westminster City Center                MLML      Retail        9210-9440 North Sheridan Boulevard
  17    Fresh Direct Warehouse                 MLML      Industrial    23-30 Borden Avenue
  20    Empire Shopping Center                 MLML      Retail        5865, 5867, 5869, 5875, 5879, 5885, 5887, 5891, and 5897 Lone
                                                                       Tree Way
  23    First Energy Office Building           MLML      Office        76 South Main Street
  24    U-Haul Self Storage Portfolio V        MLML      Self Storage  Various
 24.01  Westheimer U-Haul Center               MLML      Self Storage  14900 Westheimer Road
 24.02  U-Haul Mendenhall                      MLML      Self Storage  3551 South Mendenhall Road
 24.03  U-Haul Center 67th & Bell              MLML      Self Storage  6544 West Bell Road
 24.04  U-Haul Ctr N Tampa                     MLML      Self Storage  10415 North Florida Avenue
 24.05  U-Haul Ctr 24 Hwy                      MLML      Self Storage  305 East 24 Highway
 24.06  U-Haul Ctr Orange                      MLML      Self Storage  174 Boston Post Road
 24.07  U-Haul Savannah Ogeechee               MLML      Self Storage  3802 Ogeechee Road
 24.08  U-Haul Ctr Morse Rd                    MLML      Self Storage  2980 Morse Road
 24.09  U-Haul Ct Oakwood                      MLML      Self Storage  4 Westbank Expressway
 24.10  U-Haul Skyland Blvd                    MLML      Self Storage  124 Skyland Boulevard East
 24.11  U-Haul San Angelo                      MLML      Self Storage  1330 South Koenigheim
 24.12  U-Haul Main Street Mov & Str           MLML      Self Storage  3197 Main Street
 24.13  U-Haul Ctr S Topeka                    MLML      Self Storage  3825 Southwest Topeka Boulevard
 24.14  U-Haul Saddle Brook                    MLML      Self Storage  210 US Highway 46
 24.15  U-Haul Ct Pocatello                    MLML      Self Storage  709 North 5th Avenue
 24.16  U-Haul City Centre                     MLML      Self Storage  230 South Verity Parkway
 24.17  U-Haul Ctr Anaheim                     MLML      Self Storage  626 South Anaheim Boulevard
  26    U-Haul Self Storage Portfolio VI       MLML      Self Storage  Various
 26.01  U-Haul Ctr Westchester County          MLML      Self Storage  937 Saw Mill River Road
 26.02  U-Haul Pleasant Hls                    MLML      Self Storage  5 Clairton Boulevard
 26.03  U-Haul Ctr Airport                     MLML      Self Storage  5356 University Boulevard

                                          MORTGAGE                                                        CUTOFF
                                          LOAN                                                 ZIP       BALANCE        ORIGINAL
LOAN #  PROPERTY NAME                     SELLER           CITY        COUNTY      STATE       CODE    (12/1/2005)      BALANCE
----------------------------------------------------------------------------------------------------------------------------------

 6.11   Dover Park Plaza                  MLML      Yardville         NJ       Mercer         08620    6,210,332.10   6,210,332.10
 6.12   Washtenaw Fountain Plaza          MLML      Ypsilanti         MI       Washtenaw      48197    5,991,143.91   5,991,143.91
 6.13   Jacksonian Plaza                  MLML      Jackson           MS       Hinds          39211    2,922,509.23   2,922,509.23
   9    Lowe Tyson's Corner               MLML      Vienna            VA       Fairfax        22182   68,000,000.00  68,000,000.00
 9.01   Gallows Road                      MLML      Vienna            VA       Fairfax        22182   41,742,574.26  41,742,574.26
 9.02   Kidwell Drive                     MLML      Vienna            VA       Fairfax        22182   26,257,425.74  26,257,425.74
  10    Stafford Marketplace
        Shopping Center                   MLML      Stafford          VA       Stafford       22556   60,364,794.31  60,500,000.00
  11    Lodgian Portfolio 4               MLML      Various           Various  Various       Various  53,653,085.69  53,733,309.79
 11.01  Crowne Plaza - West Palm Beach    MLML      West Palm Beach   FL       Palm Beach     33406   13,555,662.84  13,575,931.77
 11.02  Hilton - Columbia                 MLML      Columbia          MD       Howard         21045    9,568,703.18   9,583,010.66
 11.03  Hilton - Troy                     MLML      Troy              MI       Oakland        48098    8,543,484.98   8,556,259.52
 11.04  Holiday Inn Select - Irving       MLML      Irving            TX       Dallas         75063    8,258,702.15   8,271,050.87
 11.05  Residence Inn - Little Rock       MLML      Little Rock       AR       Pulaski        72211    3,873,046.53   3,878,837.65
 11.06  Courtyard by Marriott - Paducah   MLML      Paducah           KY       McCracken      42001    3,531,307.13   3,536,587.27
 11.07  Holiday Inn - Frederick           MLML      Frederick         MD       Frederick      21702    3,531,307.13   3,536,587.27
 11.08  Holiday Inn SunSpree - Surfside
        Beach                             MLML      Surfside Beach    SC       Horry          29575    2,790,871.76   2,795,044.78
  13    Quads 345/Allred Cotton Center    MLML      Phoenix           AZ       Maricopa       85040   51,000,000.00  51,000,000.00
  15    Westminster City Center           MLML      Westminster       CO       Adams          80031   47,000,000.00  47,000,000.00
  17    Fresh Direct Warehouse            MLML      Long Island City  NY       Queens         11101   40,000,000.00  40,000,000.00
  20    Empire Shopping Center            MLML      Antioch           CA       Contra Costa   94509   33,500,000.00  33,500,000.00
  23    First Energy Office Building      MLML      Akron             OH       Summit         44308   26,945,399.74  27,000,000.00
  24    U-Haul Self Storage Portfolio V   MLML      Various           Various  Various       Various  26,081,679.76  26,270,000.00
 24.01  Westheimer U-Haul Center          MLML      Houston           TX       Harris         77082    6,890,658.55   6,940,411.89
 24.02  U-Haul Mendenhall                 MLML      Memphis           TN       Shelby         38115    2,217,595.01   2,233,606.94
 24.03  U-Haul Center 67th & Bell         MLML      Glendale          AZ       Maricopa       85308    1,688,134.61   1,700,323.62
 24.04  U-Haul Ctr N Tampa                MLML      Tampa             FL       Hillsborough   33612    1,642,094.58   1,653,951.16
 24.05  U-Haul Ctr 24 Hwy                 MLML      Independence      MO       Jackson        64050    1,611,401.22   1,623,036.19
 24.06  U-Haul Ctr Orange                 MLML      Orange            CT       New Haven      06477    1,511,647.81   1,522,562.52
 24.07  U-Haul Savannah Ogeechee          MLML      Savannah          GA       Chatham        31405    1,503,974.47   1,514,833.77
 24.08  U-Haul Ctr Morse Rd               MLML      Columbus          OH       Franklin       43229    1,350,507.69   1,360,258.90
 24.09  U-Haul Ct Oakwood                 MLML      Gretna            LA       Jefferson      70053    1,304,467.65   1,313,886.44
 24.10  U-Haul Skyland Blvd               MLML      Tuscaloosa        AL       Tuscaloosa     35405    1,304,467.65   1,313,886.44
 24.11  U-Haul San Angelo                 MLML      San Angelo        TX       Tom Green      76903    1,081,940.82   1,089,752.87
 24.12  U-Haul Main Street Mov & Str      MLML      Hartford          CT       Hartford       06120      920,800.70     927,449.25
 24.13  U-Haul Ctr S Topeka               MLML      Topeka            KS       Shawnee        66609      844,067.31     850,161.81
 24.14  U-Haul Saddle Brook               MLML      Saddle Brook      NJ       Bergen         07662      844,067.31     850,161.81
 24.15  U-Haul Ct Pocatello               MLML      Pocatello         ID       Bannock        83201      621,540.47     626,028.24
 24.16  U-Haul City Centre                MLML      Middletown        OH       Butler         45042      414,360.31     417,352.16
 24.17  U-Haul Ctr Anaheim                MLML      Anaheim           CA       Orange         92805      329,953.58     332,335.98
  26    U-Haul Self Storage Portfolio VI  MLML      Various           Various  Various       Various  25,799,715.65  25,986,000.00
 26.01  U-Haul Ctr Westchester County     MLML      Yonkers           NY       Westchester    10701    5,276,161.28   5,314,257.29
 26.02  U-Haul Pleasant Hls               MLML      Pleasant Hills    PA       Allegheny      15236    2,488,351.74   2,506,318.64
 26.03  U-Haul Ctr Airport                MLML      Moon Township     PA       Allegheny      15108    1,789,616.87   1,802,538.62

                                   MORTGAGE                                                                     PRIMARY    MASTER
                                   LOAN       IO MONTHLY     IO ANNUAL    MONTHLY P&I   ANNUAL P&I   INTEREST  SERVICING  SERVICING
LOAN #  PROPERTY NAME              SELLER    DEBT SERVICE  DEBT SERVICE  DEBT SERVICE  DEBT SERVICE   RATE (%)  FEE RATE   FEE RATE
-----------------------------------------------------------------------------------------------------------------------------------

 6.11   Dover Park Plaza           MLML
 6.12   Washtenaw Fountain Plaza   MLML
 6.13   Jacksonian Plaza           MLML
  9     Lowe Tyson's Corner        MLML       283,591.48   3,403,097.78   362,383.59   4,348,603.08   4.9360    0.01000    0.02000
 9.01   Gallows Road               MLML
 9.02   Kidwell Drive              MLML
  10    Stafford Marketplace
        Shopping Center            MLML                                   327,444.49   3,929,333.88   5.0720    0.01000    0.02000
  11    Lodgian Portfolio 4        MLML                                   374,727.42   4,496,729.04   6.5770    0.01000    0.02000
11.01   Crowne Plaza - West Palm
        Beach                      MLML
11.02   Hilton - Columbia          MLML
11.03   Hilton - Troy              MLML
11.04   Holiday Inn Select -
        Irving                     MLML
11.05   Residence Inn - Little
        Rock                       MLML
11.06   Courtyard by Marriott -
        Paducah                    MLML
11.07   Holiday Inn - Frederick    MLML
11.08   Holiday Inn SunSpree -
        Surfside Beach             MLML
  13    Quads 345/Allred Cotton
        Center                     MLML       225,793.06   2,709,516.67   281,308.09   3,375,697.08   5.2400    0.00000    0.02000
  15    Westminster City Center    MLML       205,304.05   2,463,648.61                               5.1700    0.01000    0.02000
  17    Fresh Direct Warehouse     MLML       209,165.28   2,509,983.33   250,837.89   3,010,054.68   6.1890    0.01000    0.02000
  20    Empire Shopping Center     MLML       146,560.17   1,758,722.08   183,497.13   2,201,965.56   5.1780    0.01000    0.02000
  23    First Energy Office
        Building                   MLML                                   154,015.27   1,848,183.24   5.5420    0.00000    0.02000
  24    U-Haul Self Storage
        Portfolio V                MLML                                   164,188.47   1,970,261.64   5.6820    0.01000    0.02000
24.01   Westheimer U-Haul Center   MLML
24.02   U-Haul Mendenhall          MLML
24.03   U-Haul Center 67th & Bell  MLML
24.04   U-Haul Ctr N Tampa         MLML
24.05   U-Haul Ctr 24 Hwy          MLML
24.06   U-Haul Ctr Orange          MLML
24.07   U-Haul Savannah Ogeechee   MLML
24.08   U-Haul Ctr Morse Rd        MLML
24.09   U-Haul Ct Oakwood          MLML
24.10   U-Haul Skyland Blvd        MLML
24.11   U-Haul San Angelo          MLML
24.12   U-Haul Main Street Mov
        & Str                      MLML
24.13   U-Haul Ctr S Topeka        MLML
24.14   U-Haul Saddle Brook        MLML
24.15   U-Haul Ct Pocatello        MLML
24.16   U-Haul City Centre         MLML
24.17   U-Haul Ctr Anaheim         MLML
  26    U-Haul Self Storage
        Portfolio VI               MLML                                   162,413.46   1,948,961.52   5.6820    0.01000    0.02000
26.01   U-Haul Ctr Westchester
        County                     MLML
26.02   U-Haul Pleasant Hls        MLML
26.03   U-Haul Ctr Airport         MLML

                                                                                  NET
                                          MORTGAGE  TRUSTEE &  BROKER           MORTGAGE
                                          LOAN       PAYING     STRIP   ADMIN.  INTEREST    ACCRUAL         REMAINING  MATURITY/ARD
LOAN #  PROPERTY NAME                     SELLER    AGENT FEE   RATE     FEE      RATE       TYPE     TERM    TERM         DATE
-----------------------------------------------------------------------------------------------------------------------------------

 6.11   Dover Park Plaza                  MLML
 6.12   Washtenaw Fountain Plaza          MLML
 6.13   Jacksonian Plaza                  MLML
  9     Lowe Tyson's Corner               MLML       0.00060           0.03060   4.90540  Actual/360    86      83       11/1/2012
 9.01   Gallows Road                      MLML
 9.02   Kidwell Drive                     MLML
  10    Stafford Marketplace Shopping
        Center                            MLML       0.00060           0.03060   5.04140  Actual/360   120     118       10/1/2015
  11    Lodgian Portfolio 4               MLML       0.00060           0.03060   6.54640  Actual/360    44      43        7/1/2009
11.01   Crowne Plaza - West Palm Beach    MLML
11.02   Hilton - Columbia                 MLML
11.03   Hilton - Troy                     MLML
11.04   Holiday Inn Select - Irving       MLML
11.05   Residence Inn - Little Rock       MLML
11.06   Courtyard by Marriott - Paducah   MLML
11.07   Holiday Inn - Frederick           MLML
11.08   Holiday Inn SunSpree - Surfside
        Beach                             MLML
  13    Quads 345/Allred Cotton Center    MLML       0.00060           0.04060   5.19940  Actual/360   120     110        2/1/2015
  15    Westminster City Center           MLML       0.00060           0.03060   5.13940  Actual/360   120     117        9/1/2015
  17    Fresh Direct Warehouse            MLML       0.00060           0.03060   6.15840  Actual/360   120     120       12/1/2015
  20    Empire Shopping Center            MLML       0.00060           0.03060   5.14740  Actual/360   120     114        6/1/2015
  23    First Energy Office Building      MLML       0.00060           0.05560   5.48640  Actual/360   120     118       10/1/2015
  24    U-Haul Self Storage Portfolio V   MLML       0.00060           0.03060   5.65140  Actual/360   120     115        7/1/2015
24.01   Westheimer U-Haul Center          MLML
24.02   U-Haul Mendenhall                 MLML
24.03   U-Haul Center 67th & Bell         MLML
24.04   U-Haul Ctr N Tampa                MLML
24.05   U-Haul Ctr 24 Hwy                 MLML
24.06   U-Haul Ctr Orange                 MLML
24.07   U-Haul Savannah Ogeechee          MLML
24.08   U-Haul Ctr Morse Rd               MLML
24.09   U-Haul Ct Oakwood                 MLML
24.10   U-Haul Skyland Blvd               MLML
24.11   U-Haul San Angelo                 MLML
24.12   U-Haul Main Street Mov & Str      MLML
24.13   U-Haul Ctr S Topeka               MLML
24.14   U-Haul Saddle Brook               MLML
24.15   U-Haul Ct Pocatello               MLML
24.16   U-Haul City Centre                MLML
24.17   U-Haul Ctr Anaheim                MLML
  26    U-Haul Self Storage Portfolio VI  MLML       0.00060           0.03060   5.65140  Actual/360   120     115        7/1/2015
26.01   U-Haul Ctr Westchester County     MLML
26.02   U-Haul Pleasant Hls               MLML
26.03   U-Haul Ctr Airport                MLML

                                               MORTGAGE
                                               LOAN      AMORT   REMAINING
LOAN #  PROPERTY NAME                          SELLER    TERM   AMORT TERM    TITLE TYPE   ARD (Y/N)          ARD STEP UP (%)
------------------------------------------------------------------------------------------------------------------------------------

 6.11   Dover Park Plaza                       MLML                         Fee
 6.12   Washtenaw Fountain Plaza               MLML                         Fee
 6.13   Jacksonian Plaza                       MLML                         Fee
   9    Lowe Tyson's Corner                    MLML       360      360      Fee               No
 9.01   Gallows Road                           MLML                         Fee
 9.02   Kidwell Drive                          MLML                         Fee
  10    Stafford Marketplace Shopping Center   MLML       360      358      Fee               No
  11    Lodgian Portfolio 4                    MLML       282      281      Fee               No
 11.01  Crowne Plaza - West Palm Beach         MLML                         Fee
 11.02  Hilton - Columbia                      MLML                         Fee
 11.03  Hilton - Troy                          MLML                         Fee
 11.04  Holiday Inn Select - Irving            MLML                         Fee
 11.05  Residence Inn - Little Rock            MLML                         Fee
 11.06  Courtyard by Marriott - Paducah        MLML                         Fee
 11.07  Holiday Inn - Frederick                MLML                         Fee
 11.08  Holiday Inn SunSpree - Surfside Beach  MLML                         Fee
  13    Quads 345/Allred Cotton Center         MLML       360      360      Fee               No
  15    Westminster City Center                MLML        0        0       Fee               No
  17    Fresh Direct Warehouse                 MLML       336      336      Fee/Leasehold     No
  20    Empire Shopping Center                 MLML       360      360      Fee               No
  23    First Energy Office Building           MLML       360      358      Fee               Yes     2.0% plus the greater of i)
                                                                                                      the Initial Interest Rate and
                                                                                                      ii) the Treasury Rate plus
                                                                                                      5.0%.
  24    U-Haul Self Storage Portfolio V        MLML       300      295      Fee               No
 24.01  Westheimer U-Haul Center               MLML                         Fee
 24.02  U-Haul Mendenhall                      MLML                         Fee
 24.03  U-Haul Center 67th & Bell              MLML                         Fee
 24.04  U-Haul Ctr N Tampa                     MLML                         Fee
 24.05  U-Haul Ctr 24 Hwy                      MLML                         Fee
 24.06  U-Haul Ctr Orange                      MLML                         Fee
 24.07  U-Haul Savannah Ogeechee               MLML                         Fee
 24.08  U-Haul Ctr Morse Rd                    MLML                         Fee
 24.09  U-Haul Ct Oakwood                      MLML                         Fee
 24.10  U-Haul Skyland Blvd                    MLML                         Fee
 24.11  U-Haul San Angelo                      MLML                         Fee
 24.12  U-Haul Main Street Mov & Str           MLML                         Fee
 24.13  U-Haul Ctr S Topeka                    MLML                         Fee
 24.14  U-Haul Saddle Brook                    MLML                         Fee
 24.15  U-Haul Ct Pocatello                    MLML                         Fee
 24.16  U-Haul City Centre                     MLML                         Fee
 24.17  U-Haul Ctr Anaheim                     MLML                         Fee
  26    U-Haul Self Storage Portfolio VI       MLML       300      295      Fee               No
 26.01  U-Haul Ctr Westchester County          MLML                         Fee
 26.02  U-Haul Pleasant Hls                    MLML
 26.03  U-Haul Ctr Airport                     MLML

                                  MORTGAGE                 ENVIRONMENTAL
                                  LOAN      ENVIRONMENTAL    INSURANCE      CROSS-       CROSS-      DEFEASANCE  LETTER OF   LOCKBOX
LOAN #  PROPERTY NAME             SELLER     REPORT TYPE       (Y/N)      DEFAULTED  COLLATERALIZED    ALLOWED     CREDIT   IN-PLACE
------------------------------------------------------------------------------------------------------------------------------------

 6.11   Dover Park Plaza          MLML         8/8/2005         Yes
 6.12   Washtenaw Fountain Plaza  MLML         8/8/2005         Yes
 6.13   Jacksonian Plaza          MLML         8/5/2005         Yes
   9    Lowe Tyson's Corner       MLML        6/30/2005         No                                       Yes         No        Yes
 9.01   Gallows Road              MLML        6/30/2005         No
 9.02   Kidwell Drive             MLML        6/30/2005         No
  10    Stafford Marketplace
        Shopping Center           MLML        9/13/2005         No                                       Yes         No        No
  11    Lodgian Portfolio 4       MLML         Various          No                                       Yes         No        Yes
 11.01  Crowne Plaza - West Palm
        Beach                     MLML        11/15/2005        No
 11.02  Hilton - Columbia         MLML        11/15/2005        No
 11.03  Hilton - Troy             MLML        11/15/2005        No
 11.04  Holiday Inn Select -
        Irving                    MLML        11/15/2005        No
 11.05  Residence Inn - Little
        Rock                      MLML        11/15/2005        No
 11.06  Courtyard by Marriott -               11/15/2005        No
        Paducah                   MLML
 11.07  Holiday Inn - Frederick   MLML        11/15/2005        No
 11.08  Holiday Inn SunSpree -
        Surfside Beach            MLML        11/15/2005        No
  13    Quads 345/Allred Cotton
        Center                    MLML        10/3/2005         No                                       Yes         No        Yes
  15    Westminster City Center   MLML         8/8/2005         No           Yes           Yes           Yes         No        Yes
  17    Fresh Direct Warehouse    MLML         9/6/2005         No                                       Yes         No        No
  20    Empire Shopping Center    MLML        2/15/2005         No                                       Yes         No        Yes
  23    First Energy Office
        Building                  MLML        7/19/2005         No                                       Yes         No        Yes
  24    U-Haul Self Storage
        Portfolio V               MLML         Various          No           Yes           Yes           Yes         No        Yes
 24.01  Westheimer U-Haul Center  MLML        4/20/2005         No
 24.02  U-Haul Mendenhall         MLML        4/20/2005         No
 24.03  U-Haul Center 67th &
        Bell                      MLML        4/22/2005         No
 24.04  U-Haul Ctr N Tampa        MLML        4/20/2005         No
 24.05  U-Haul Ctr 24 Hwy         MLML        4/20/2005         No
 24.06  U-Haul Ctr Orange         MLML        4/20/2005         No
 24.07  U-Haul Savannah Ogeechee  MLML        4/14/2005         No
 24.08  U-Haul Ctr Morse Rd       MLML        4/20/2005         No
 24.09  U-Haul Ct Oakwood         MLML        4/20/2005         No
 24.10  U-Haul Skyland Blvd       MLML        4/19/2005         No
 24.11  U-Haul San Angelo         MLML        4/20/2005         No
 24.12  U-Haul Main Street Mov &
        Str                       MLML        4/22/2005         No
 24.13  U-Haul Ctr S Topeka       MLML        4/20/2005         No
 24.14  U-Haul Saddle Brook       MLML        4/20/2005         No
 24.15  U-Haul Ct Pocatello       MLML        4/20/2005         No
 24.16  U-Haul City Centre        MLML         7/8/2005         No
 24.17  U-Haul Ctr Anaheim        MLML        4/18/2005         No
  26    U-Haul Self Storage
        Portfolio VI              MLML         Various          No           Yes           Yes           Yes         No        Yes
 26.01  U-Haul Ctr Westchester
        County                    MLML        4/20/2005         No
 26.02  U-Haul Pleasant Hls       MLML        4/21/2005         No
 26.03  U-Haul Ctr Airport        MLML        4/21/2005         No

                                                MORTGAGE                                UPFRONT      UPFRONT
                                                LOAN        HOLDBACK   UPFRONT ENG.      CAPEX        ENVIR.
LOAN #   PROPERTY NAME                          SELLER         AMT        RESERVE      RESERVES      RESERVE
-------------------------------------------------------------------------------------------------------------

 6.11    Dover Park Plaza                       MLML
 6.12    Washtenaw Fountain Plaza               MLML
 6.13    Jacksonian Plaza                       MLML
   9     Lowe Tyson's Corner                    MLML
 9.01    Gallows Road                           MLML
 9.02    Kidwell Drive                          MLML
  10     Stafford Marketplace Shopping Center   MLML
  11     Lodgian Portfolio 4                    MLML                    136,993.00    351,513.00     3,993.75
 11.01   Crowne Plaza - West Palm Beach         MLML
 11.02   Hilton - Columbia                      MLML
 11.03   Hilton - Troy                          MLML
 11.04   Holiday Inn Select - Irving            MLML
 11.05   Residence Inn - Little Rock            MLML
 11.06   Courtyard by Marriott - Paducah        MLML
 11.07   Holiday Inn - Frederick                MLML
 11.08   Holiday Inn SunSpree - Surfside Beach  MLML
  13     Quads 345/Allred Cotton Center         MLML
  15     Westminster City Center                MLML                      2,500.00
  17     Fresh Direct Warehouse                 MLML                                   50,000.00
  20     Empire Shopping Center                 MLML
  23     First Energy Office Building           MLML
  24     U-Haul Self Storage Portfolio V        MLML                    817,598.00                 555,000.00
 24.01   Westheimer U-Haul Center               MLML
 24.02   U-Haul Mendenhall                      MLML
 24.03   U-Haul Center 67th & Bell              MLML
 24.04   U-Haul Ctr N Tampa                     MLML
 24.05   U-Haul Ctr 24 Hwy                      MLML
 24.06   U-Haul Ctr Orange                      MLML
 24.07   U-Haul Savannah Ogeechee               MLML
 24.08   U-Haul Ctr Morse Rd                    MLML
 24.09   U-Haul Ct Oakwood                      MLML
 24.10   U-Haul Skyland Blvd                    MLML
 24.11   U-Haul San Angelo                      MLML
 24.12   U-Haul Main Street Mov & Str           MLML
 24.13   U-Haul Ctr S Topeka                    MLML
 24.14   U-Haul Saddle Brook                    MLML
 24.15   U-Haul Ct Pocatello                    MLML
 24.16   U-Haul City Centre                     MLML
 24.17   U-Haul Ctr Anaheim                     MLML
  26     U-Haul Self Storage Portfolio VI       MLML                    579,840.00                 625,875.00
 26.01   U-Haul Ctr Westchester County          MLML
 26.02   U-Haul Pleasant Hls                    MLML
 26.03   U-Haul Ctr Airport                     MLML

                                                MORTGAGE       UPFRONT                     UPFRONT
                                                LOAN            TI/LC       UPFRONT RE    INSURANCE   UPFRONT OTHER
LOAN #   PROPERTY NAME                          SELLER         RESERVE     TAX RESERVE     RESERVE       RESERVE
-------------------------------------------------------------------------------------------------------------------

 6.11    Dover Park Plaza                       MLML
 6.12    Washtenaw Fountain Plaza               MLML
 6.13    Jacksonian Plaza                       MLML
   9     Lowe Tyson's Corner                    MLML          650,000.00    187,312.50                2,870,436.74
 9.01    Gallows Road                           MLML
 9.02    Kidwell Drive                          MLML
  10     Stafford Marketplace Shopping Center   MLML                        110,376.87                  476,162.00
  11     Lodgian Portfolio 4                    MLML                        630,000.00   466,800.00
 11.01   Crowne Plaza - West Palm Beach         MLML
 11.02   Hilton - Columbia                      MLML
 11.03   Hilton - Troy                          MLML
 11.04   Holiday Inn Select - Irving            MLML
 11.05   Residence Inn - Little Rock            MLML
 11.06   Courtyard by Marriott - Paducah        MLML
 11.07   Holiday Inn - Frederick                MLML
 11.08   Holiday Inn SunSpree - Surfside Beach  MLML
  13     Quads 345/Allred Cotton Center         MLML                        235,651.36    62,793.72   5,106,263.26
  15     Westminster City Center                MLML                        395,508.00    82,926.87
  17     Fresh Direct Warehouse                 MLML                        113,722.35   315,000.00   3,010,054.68
  20     Empire Shopping Center                 MLML        2,206,665.71     48,763.99    14,475.83
  23     First Energy Office Building           MLML                        153,275.65   110,669.46   5,576,135.00
  24     U-Haul Self Storage Portfolio V        MLML                        124,213.77     9,669.84
 24.01   Westheimer U-Haul Center               MLML
 24.02   U-Haul Mendenhall                      MLML
 24.03   U-Haul Center 67th & Bell              MLML
 24.04   U-Haul Ctr N Tampa                     MLML
 24.05   U-Haul Ctr 24 Hwy                      MLML
 24.06   U-Haul Ctr Orange                      MLML
 24.07   U-Haul Savannah Ogeechee               MLML
 24.08   U-Haul Ctr Morse Rd                    MLML
 24.09   U-Haul Ct Oakwood                      MLML
 24.10   U-Haul Skyland Blvd                    MLML
 24.11   U-Haul San Angelo                      MLML
 24.12   U-Haul Main Street Mov & Str           MLML
 24.13   U-Haul Ctr S Topeka                    MLML
 24.14   U-Haul Saddle Brook                    MLML
 24.15   U-Haul Ct Pocatello                    MLML
 24.16   U-Haul City Centre                     MLML
 24.17   U-Haul Ctr Anaheim                     MLML
  26     U-Haul Self Storage Portfolio VI       MLML                        119,429.47     7,005.43
 26.01   U-Haul Ctr Westchester County          MLML
 26.02   U-Haul Pleasant Hls                    MLML
 26.03   U-Haul Ctr Airport                     MLML

                                                MORTGAGE                                                                    MONTHLY
                                                LOAN                                                                         ENVIR.
LOAN #   PROPERTY NAME                          SELLER              UPFRONT OTHER DESCRIPTION        MONTHLY CAPEX RESERVE  RESERVE
-----------------------------------------------------------------------------------------------------------------------------------

 6.11    Dover Park Plaza                       MLML
 6.12    Washtenaw Fountain Plaza               MLML
 6.13    Jacksonian Plaza                       MLML
   9     Lowe Tyson's Corner                    MLML   1953 Gallows Rd Pre-Existing TI/LC Funds                   9,014.50
                                                       (1,025,513.44); 1951 Kidwell Dr Pre-Existing
                                                       TI/LC Funds (1,844,923.30)
 9.01    Gallows Road                           MLML
 9.02    Kidwell Drive                          MLML
  10     Stafford Marketplace Shopping Center   MLML   Rent Reserve (421,218.00) and Occupancy                    3,854.00
                                                       Reserve (54,944.00)
  11     Lodgian Portfolio 4                    MLML                                                  4% of Gross Revenues
 11.01   Crowne Plaza - West Palm Beach         MLML
 11.02   Hilton - Columbia                      MLML
 11.03   Hilton - Troy                          MLML
 11.04   Holiday Inn Select - Irving            MLML
 11.05   Residence Inn - Little Rock            MLML
 11.06   Courtyard by Marriott - Paducah        MLML
 11.07   Holiday Inn - Frederick                MLML
 11.08   Holiday Inn SunSpree - Surfside Beach  MLML
  13     Quads 345/Allred Cotton Center         MLML   GE Parallel Rent Reserve (537,600.00), GE                  5,286.00
                                                       Parrallel TI Reserve (4,375,000.00), Wells
                                                       Fargo Reserve (193,663.26)
  15     Westminster City Center                MLML                                                              4,270.00
  17     Fresh Direct Warehouse                 MLML   Debt Service
  20     Empire Shopping Center                 MLML
  23     First Energy Office Building           MLML   First Energy Reserve                                       2,784.83
  24     U-Haul Self Storage Portfolio V        MLML                                                              5,015.15
 24.01   Westheimer U-Haul Center               MLML
 24.02   U-Haul Mendenhall                      MLML
 24.03   U-Haul Center 67th & Bell              MLML
 24.04   U-Haul Ctr N Tampa                     MLML
 24.05   U-Haul Ctr 24 Hwy                      MLML
 24.06   U-Haul Ctr Orange                      MLML
 24.07   U-Haul Savannah Ogeechee               MLML
 24.08   U-Haul Ctr Morse Rd                    MLML
 24.09   U-Haul Ct Oakwood                      MLML
 24.10   U-Haul Skyland Blvd                    MLML
 24.11   U-Haul San Angelo                      MLML
 24.12   U-Haul Main Street Mov & Str           MLML
 24.13   U-Haul Ctr S Topeka                    MLML
 24.14   U-Haul Saddle Brook                    MLML
 24.15   U-Haul Ct Pocatello                    MLML
 24.16   U-Haul City Centre                     MLML
 24.17   U-Haul Ctr Anaheim                     MLML
  26     U-Haul Self Storage Portfolio VI       MLML                                                              4,963.60
 26.01   U-Haul Ctr Westchester County          MLML
 26.02   U-Haul Pleasant Hls                    MLML
 26.03   U-Haul Ctr Airport                     MLML

                                               MORTGAGE   MONTHLY                 MONTHLY   MONTHLY
                                               LOAN        TI/LC     MONTHLY RE  INSURANCE   OTHER   OTHER MONTH    TOTAL   UNIT OF
LOAN #  PROPERTY NAME                          SELLER     RESERVE   TAX RESERVE   RESERVE   RESERVE  DESCRIPTION  SF/UNITS  MEASURE
-----------------------------------------------------------------------------------------------------------------------------------

 6.11   Dover Park Plaza                       MLML                                                                 58,025  SF
 6.12   Washtenaw Fountain Plaza               MLML                                                                135,942  SF
 6.13   Jacksonian Plaza                       MLML                                                                 87,721  SF
  9     Lowe Tyson's Corner                    MLML                   62,437.50                                    431,861  SF
 9.01   Gallows Road                           MLML                                                                256,272  SF
 9.02   Kidwell Drive                          MLML                                                                175,589  SF
  10    Stafford Marketplace Shopping Center   MLML       5,000.00    27,594.22                                    331,742  SF
  11    Lodgian Portfolio 4                    MLML                  131,800.00  74,315.18                           1,331  Rooms
11.01   Crowne Plaza - West Palm Beach         MLML                                                                    219  Rooms
11.02   Hilton - Columbia                      MLML                                                                    152  Rooms
11.03   Hilton - Troy                          MLML                                                                    191  Rooms
11.04   Holiday Inn Select - Irving            MLML                                                                    282  Rooms
11.05   Residence Inn - Little Rock            MLML                                                                     96  Rooms
11.06   Courtyard by Marriott - Paducah        MLML                                                                    100  Rooms
11.07   Holiday Inn - Frederick                MLML                                                                    158  Rooms
11.08   Holiday Inn SunSpree - Surfside Beach  MLML                                                                    133  Rooms
  13    Quads 345/Allred Cotton Center         MLML      10,417.00    46,142.36   7,596.09                         427,888  SF
  15    Westminster City Center                MLML                   79,102.00  11,846.70                         341,600  SF
  17    Fresh Direct Warehouse                 MLML                   18,953.73                                    283,110  SF
  20    Empire Shopping Center                 MLML                   12,191.00   2,067.98                         122,742  SF
  23    First Energy Office Building           MLML      35,608.00    51,091.88  18,444.91                         335,736  SF
  24    U-Haul Self Storage Portfolio V        MLML                                                                401,212  SF
24.01   Westheimer U-Haul Center               MLML                                                                 62,075  SF
24.02   U-Haul Mendenhall                      MLML                                                                 32,008  SF
24.03   U-Haul Center 67th & Bell              MLML                                                                 20,220  SF
24.04   U-Haul Ctr N Tampa                     MLML                                                                 26,564  SF
24.05   U-Haul Ctr 24 Hwy                      MLML                                                                 35,700  SF
24.06   U-Haul Ctr Orange                      MLML                                                                 14,176  SF
24.07   U-Haul Savannah Ogeechee               MLML                                                                 25,055  SF
24.08   U-Haul Ctr Morse Rd                    MLML                                                                 26,796  SF
24.09   U-Haul Ct Oakwood                      MLML                                                                 25,100  SF
24.10   U-Haul Skyland Blvd                    MLML                                                                 29,266  SF
24.11   U-Haul San Angelo                      MLML                                                                 29,650  SF
24.12   U-Haul Main Street Mov & Str           MLML                                                                 16,305  SF
24.13   U-Haul Ctr S Topeka                    MLML                                                                 17,450  SF
24.14   U-Haul Saddle Brook                    MLML                                                                 10,156  SF
24.15   U-Haul Ct Pocatello                    MLML                                                                  9,995  SF
24.16   U-Haul City Centre                     MLML                                                                 15,696  SF
24.17   U-Haul Ctr Anaheim                     MLML                                                                  5,000  SF
  26    U-Haul Self Storage Portfolio VI       MLML                                                                397,088  SF
26.01   U-Haul Ctr Westchester County          MLML                                                                 54,149  SF
26.02   U-Haul Pleasant Hls                    MLML                                                                 27,622  SF
26.03   U-Haul Ctr Airport                     MLML                                                                 18,371  SF

                                               MORTGAGE
                                               LOAN       GRACE   LOAN
LOAN #  PROPERTY NAME                          SELLER    PERIOD  GROUP
----------------------------------------------------------------------

 6.11   Dover Park Plaza                       MLML                1
 6.12   Washtenaw Fountain Plaza               MLML                1
 6.13   Jacksonian Plaza                       MLML                1
  9     Lowe Tyson's Corner                    MLML        0       1
 9.01   Gallows Road                           MLML                1
 9.02   Kidwell Drive                          MLML                1
  10    Stafford Marketplace Shopping Center   MLML        5       1
  11    Lodgian Portfolio 4                    MLML        0       1
11.01   Crowne Plaza - West Palm Beach         MLML                1
11.02   Hilton - Columbia                      MLML                1
11.03   Hilton - Troy                          MLML                1
11.04   Holiday Inn Select - Irving            MLML                1
11.05   Residence Inn - Little Rock            MLML                1
11.06   Courtyard by Marriott - Paducah        MLML                1
11.07   Holiday Inn - Frederick                MLML                1
11.08   Holiday Inn SunSpree - Surfside Beach  MLML                1
  13    Quads 345/Allred Cotton Center         MLML        0       1
  15    Westminster City Center                MLML        0       1
  17    Fresh Direct Warehouse                 MLML        5       1
  20    Empire Shopping Center                 MLML        5       1
  23    First Energy Office Building           MLML        5       1
  24    U-Haul Self Storage Portfolio V        MLML        5       1
24.01   Westheimer U-Haul Center               MLML                1
24.02   U-Haul Mendenhall                      MLML                1
24.03   U-Haul Center 67th & Bell              MLML                1
24.04   U-Haul Ctr N Tampa                     MLML                1
24.05   U-Haul Ctr 24 Hwy                      MLML                1
24.06   U-Haul Ctr Orange                      MLML                1
24.07   U-Haul Savannah Ogeechee               MLML                1
24.08   U-Haul Ctr Morse Rd                    MLML                1
24.09   U-Haul Ct Oakwood                      MLML                1
24.10   U-Haul Skyland Blvd                    MLML                1
24.11   U-Haul San Angelo                      MLML                1
24.12   U-Haul Main Street Mov & Str           MLML                1
24.13   U-Haul Ctr S Topeka                    MLML                1
24.14   U-Haul Saddle Brook                    MLML                1
24.15   U-Haul Ct Pocatello                    MLML                1
24.16   U-Haul City Centre                     MLML                1
24.17   U-Haul Ctr Anaheim                     MLML                1
  26    U-Haul Self Storage Portfolio VI       MLML        5       1
26.01   U-Haul Ctr Westchester County          MLML                1
26.02   U-Haul Pleasant Hls                    MLML                1
26.03   U-Haul Ctr Airport                     MLML                1

                                              MORTGAGE
LOAN #  PROPERTY NAME                         LOAN SELLER  PROPERTY TYPE  ADDRESS
---------------------------------------------------------------------------------------------------------------

 26.04  U-Haul Ct Northeast                   MLML         Self Storage   8833 Dyer Street
 26.05  U-Haul Foothill Blv                   MLML         Self Storage   16823 Foothill Boulevard
 26.06  U-Haul Outer Fort                     MLML         Self Storage   3175 South Fort
 26.07  U-Haul Center 34th Street             MLML         Self Storage   4825 West 34th Street
 26.08  U-Haul Ct Crosstown                   MLML         Self Storage   3611 South Port Avenue
 26.09  U-Haul Washington                     MLML         Self Storage   960 Washington Road
 26.10  U-Haul Ct I-24                        MLML         Self Storage   3020 Lamar Avenue
 26.11  U-Haul Center Westfield               MLML         Self Storage   50 Springfield Road
 26.12  U-Haul Hanover St                     MLML         Self Storage   87 Hanover Street
 26.13  U-Haul Ct Livermore                   MLML         Self Storage   3429 Gardella Plaza
 26.14  U-Haul Center Olympia                 MLML         Self Storage   2516 East 4th Avenue
 26.15  U-Haul Gilbert Ave                    MLML         Self Storage   2320 Gilbert Avenue
 26.16  U-Haul Center Point                   MLML         Self Storage   1636 Center Point Road
 26.17  U-Haul Towne East                     MLML         Self Storage   5213 East Pawnee
 26.18  U-Haul S Locust                       MLML         Self Storage   1730 South Locust Street
 26.19  U-Haul Center Longview                MLML         Self Storage   410 West Marshall Avenue
 26.20  U-Haul Bloomsburg                     MLML         Self Storage   2101 Columbus Boulevard
 26.21  U-Haul Center Gray Hwy                MLML         Self Storage   770 Gray Highway
   27   U-Haul Self Storage Portfolio VII     MLML         Self Storage   Various
 27.01  U-Haul Greater Miami                  MLML         Self Storage   1000 Northeast 1st Avenue
 27.02  U-Haul Center Lancaster               MLML         Self Storage   42925 Sierra Highway
 27.03  U-Haul Boston Ave                     MLML         Self Storage   636-650 Boston Avenue
 27.04  U-Haul Ctr Weymouth                   MLML         Self Storage   666 Bridge Street
 27.05  U-Haul Ctr Beltline                   MLML         Self Storage   200 South Beltline Highway
 27.06  U-Haul Lake Square                    MLML         Self Storage   10128 Highway 441 South
 27.07  U-Haul Ctr Box Road                   MLML         Self Storage   1700 Box Road
 27.08  U-Haul Ct Hyde Park                   MLML         Self Storage   150 Fairmount Avenue
 27.09  U-Haul Ctr Route 1                    MLML         Self Storage   390 Providence Highway
 27.10  U-Haul Dallas Frwy                    MLML         Self Storage   5333 North Freeway
 27.11  U-Haul Ct Downtown                    MLML         Self Storage   970 1/2 Springhill Avenue
 27.12  U-Haul Wrightsboro                    MLML         Self Storage   3363 Wrightsboro Road
 27.13  U-Haul Of Roseburg                    MLML         Self Storage   1182 Northeast Stephens Street
 27.14  U-Haul Greensburg                     MLML         Self Storage   1010 East Pittsburg Street
 27.15  Fairgrounds U-Haul Center             MLML         Self Storage   3028 Bessemer Road
 27.16  U-Haul Ct W W White                   MLML         Self Storage   4502 Rigsby Avenue
 27.17  U-Haul Ct Padre Isl                   MLML         Self Storage   4344 South Padre Island Drive
 27.18  U-Haul Pace Blvd                      MLML         Self Storage   2817 North Pace Boulevard
   29   Greenwich Avenue Portfolio            MLML         Various        Various
 29.01  252 Greenwich Avenue                  MLML         Retail         252 Greenwich Avenue
 29.02  321-325 Greenwich Avenue              MLML         Mixed Use      321-325 Greenwich Avenue
 29.03  234 Greenwich Avenue                  MLML         Mixed Use      234 Greenwich Avenue
 29.04  151 Greenwich Avenue                  MLML         Mixed Use      151 Greenwich Avenue
   30   Massapequa Shopping Center Portfolio  MLML         Retail         1220, 1276 and 1310 Hicksville Road
   32   Fountain Square                       MLML         Retail         310-630 East Bell Road
   33   Parkway Crossing East                 MLML         Retail         2300-2485 Prince William Parkway
   37   Rubio Plaza                           MLML         Office         16542-16550 Ventura Boulevard
   40   The Plaza                             MLML         Multifamily    1500 Palisades Avenue
   42   Marquee Place                         MLML         Mixed Use      641-681 East Lake Street
   44   Cooper Point Pavillion                MLML         Retail         1510-1620 Cooper Point Road Southwest

                                                                                                        CUTOFF
                                    MORTGAGE                                                           BALANCE        ORIGINAL
LOAN #  PROPERTY NAME               LOAN SELLER  CITY            COUNTY   STATE           ZIP CODE   (12/1/2005)      BALANCE
--------------------------------------------------------------------------------------------------------------------------------

 26.04  U-Haul Ct Northeast         MLML         El Paso         TX       El Paso          79904     1,753,967.13   1,766,631.48
 26.05  U-Haul Foothill Blv         MLML         Fontana         CA       San Bernardino   92335     1,347,560.11   1,357,290.04
 26.06  U-Haul Outer Fort           MLML         Detroit         MI       Wayne            48217     1,329,735.24   1,339,336.47
 26.07  U-Haul Center 34th Street   MLML         Houston         TX       Harris           77092     1,319,040.32   1,328,564.32
 26.08  U-Haul Ct Crosstown         MLML         Corpus Christi  TX       Nueces           78415     1,247,740.84   1,256,750.03
 26.09  U-Haul Washington           MLML         Washington      PA       Washington       15301     1,176,441.37   1,184,935.75
 26.10  U-Haul Ct I-24              MLML         Memphis         TN       Shelby           38114     1,140,791.63   1,149,028.60
 26.11  U-Haul Center Westfield     MLML         Westfield       MA       Hampden          01085     1,076,622.10   1,084,395.74
 26.12  U-Haul Hanover St           MLML         Lebanon         NH       Grafton          03766     1,055,232.26   1,062,851.46
 26.13  U-Haul Ct Livermore         MLML         Livermore       CA       Alameda          94550     1,012,452.57   1,019,762.89
 26.14  U-Haul Center Olympia       MLML         Olympia         WA       Thurston         98506       891,243.46     897,678.60
 26.15  U-Haul Gilbert Ave          MLML         Cincinnati      OH       Hamilton         45206       741,514.56     746,868.59
 26.16  U-Haul Center Point         MLML         Birmingham      AL       Jefferson        35215       520,486.18     524,244.30
 26.17  U-Haul Towne East           MLML         Wichita         KS       Sedgwick         67218       406,407.02     409,341.44
 26.18  U-Haul S Locust             MLML         Grand Island    NE       Hall             68801       335,107.54     337,527.15
 26.19  U-Haul Center Longview      MLML         Longview        TX       Gregg            75601       320,847.65     323,164.29
 26.20  U-Haul Bloomsburg           MLML         Bloomsburg      PA       Columbia         17815       303,022.78     305,210.72
 26.21  U-Haul Center Gray Hwy      MLML         Macon           GA       Bibb             31211       267,373.04     269,303.58
   27   U-Haul Self Storage
        Portfolio VII               MLML         Various         Various  Various          Various  25,600,156.55  25,785,000.00
 27.01  U-Haul Greater Miami        MLML         Miami           FL       Miami-Dade       33132     4,978,422.84   5,014,369.06
 27.02  U-Haul Center Lancaster     MLML         Lancaster       CA       Los Angeles      93534     3,318,948.56   3,342,912.71
 27.03  U-Haul Boston Ave           MLML         Bridgeport      CT       Fairfield        06610     1,932,365.61   1,946,318.06
 27.04  U-Haul Ctr Weymouth         MLML         Weymouth        MA       Norfolk          02188     1,770,105.90   1,782,886.78
 27.05  U-Haul Ctr Beltline         MLML         Mobile          AL       Mobile           36608     1,511,965.45   1,522,882.45
 27.06  U-Haul Lake Square          MLML         Leesburg        FL       Lake             34788     1,342,330.31   1,352,022.47
 27.07  U-Haul Ctr Box Road         MLML         Columbus        GA       Muscogee         31907     1,298,077.66   1,307,450.30
 27.08  U-Haul Ct Hyde Park         MLML         Hyde Park       MA       Suffolk          02136     1,246,449.57   1,255,449.44
 27.09  U-Haul Ctr Route 1          MLML         Norwood         MA       Norfolk          02062     1,194,821.48   1,203,448.57
 27.10  U-Haul Dallas Frwy          MLML         Houston         TX       Harris           77022     1,003,060.01   1,010,302.51
 27.11  U-Haul Ct Downtown          MLML         Mobile          AL       Mobile           36604       995,684.57   1,002,873.81
 27.12  U-Haul Wrightsboro          MLML         Augusta         GA       Richmond         30909       940,368.76     947,158.60
 27.13  U-Haul Of Roseburg          MLML         Roseburg        OR       Douglas          97470       892,428.39     898,872.08
 27.14  U-Haul Greensburg           MLML         Greensburg      PA       Westmoreland     15601       833,424.86     839,442.52
 27.15  Fairgrounds U-Haul Center   MLML         Birmingham      AL       Jefferson        35208       663,789.71     668,582.54
 27.16  U-Haul Ct W W White         MLML         San Antonio     TX       Bexar            78222       590,035.30     594,295.59
 27.17  U-Haul Ct Padre Isl         MLML         Corpus Christi  TX       Nueces           78411       590,035.30     594,295.59
 27.18  U-Haul Pace Blvd            MLML         Pensacola       FL       Escambia         32505       497,842.28     501,436.91
   29   Greenwich Avenue Portfolio  MLML         Greenwich       CT       Fairfield        06830    25,000,000.00  25,000,000.00
 29.01  252 Greenwich Avenue        MLML         Greenwich       CT       Fairfield        06830     8,487,654.32   8,487,654.32
 29.02  321-325 Greenwich Avenue    MLML         Greenwich       CT       Fairfield        06830     7,716,049.38   7,716,049.38
 29.03  234 Greenwich Avenue        MLML         Greenwich       CT       Fairfield        06830     5,144,032.92   5,144,032.92
 29.04  151 Greenwich Avenue        MLML         Greenwich       CT       Fairfield        06830     3,652,263.37   3,652,263.37
   30   Massapequa Shopping Center
        Portfolio                   MLML         Seaford         NY       Nassau           11783    24,000,000.00  24,000,000.00
   32   Fountain Square             MLML         Phoenix         AZ       Maricopa         85022    23,360,000.00  23,360,000.00
   33   Parkway Crossing East       MLML         Woodbridge      VA       Prince William   22192    23,200,000.00  23,200,000.00
   37   Rubio Plaza                 MLML         Encino          CA       Los Angeles      91436    20,960,000.00  20,960,000.00
   40   The Plaza                   MLML         Fort Lee        NJ       Bergen           07024    20,000,000.00  20,000,000.00
   42   Marquee Place               MLML         Wayzata         MN       Hennepin         55391    19,978,618.72  20,000,000.00
   44   Cooper Point Pavillion      MLML         Olympia         WA       Thurston         98502    19,400,000.00  19,400,000.00

                                                MORTGAGE       IO MONTHLY      IO ANNUAL     MONTHLY P&I    ANNUAL P&I
LOAN #   PROPERTY NAME                          LOAN SELLER   DEBT SERVICE   DEBT SERVICE   DEBT SERVICE   DEBT SERVICE
-----------------------------------------------------------------------------------------------------------------------

26.04    U-Haul Ct Northeast                    MLML
26.05    U-Haul Foothill Blv                    MLML
26.06    U-Haul Outer Fort                      MLML
26.07    U-Haul Center 34th Street              MLML
26.08    U-Haul Ct Crosstown                    MLML
26.09    U-Haul Washington                      MLML
26.10    U-Haul Ct I-24                         MLML
26.11    U-Haul Center Westfield                MLML
26.12    U-Haul Hanover St                      MLML
26.13    U-Haul Ct Livermore                    MLML
26.14    U-Haul Center Olympia                  MLML
26.15    U-Haul Gilbert Ave                     MLML
26.16    U-Haul Center Point                    MLML
26.17    U-Haul Towne East                      MLML
26.18    U-Haul S Locust                        MLML
26.19    U-Haul Center Longview                 MLML
26.20    U-Haul Bloomsburg                      MLML
26.21    U-Haul Center Gray Hwy                 MLML
  27     U-Haul Self Storage Portfolio VII      MLML                                          161,157.20   1,933,886.40
27.01    U-Haul Greater Miami                   MLML
27.02    U-Haul Center Lancaster                MLML
27.03    U-Haul Boston Ave                      MLML
27.04    U-Haul Ctr Weymouth                    MLML
27.05    U-Haul Ctr Beltline                    MLML
27.06    U-Haul Lake Square                     MLML
27.07    U-Haul Ctr Box Road                    MLML
27.08    U-Haul Ct Hyde Park                    MLML
27.09    U-Haul Ctr Route 1                     MLML
27.10    U-Haul Dallas Frwy                     MLML
27.11    U-Haul Ct Downtown                     MLML
27.12    U-Haul Wrightsboro                     MLML
27.13    U-Haul Of Roseburg                     MLML
27.14    U-Haul Greensburg                      MLML
27.15    Fairgrounds U-Haul Center              MLML
27.16    U-Haul Ct W W White                    MLML
27.17    U-Haul Ct Padre Isl                    MLML
27.18    U-Haul Pace Blvd                       MLML
  29     Greenwich Avenue Portfolio             MLML            105,972.51   1,271,670.14     134,465.27   1,613,583.24
29.01    252 Greenwich Avenue                   MLML
29.02    321-325 Greenwich Avenue               MLML
29.03    234 Greenwich Avenue                   MLML
29.04    151 Greenwich Avenue                   MLML
  30     Massapequa Shopping Center Portfolio   MLML            101,490.28   1,217,883.33     128,910.54   1,546,926.48
  32     Fountain Square                        MLML            101,053.63   1,212,643.56     127,120.30   1,525,443.60
  33     Parkway Crossing East                  MLML            107,104.52   1,285,254.22     131,203.51   1,574,442.12
  37     Rubio Plaza                            MLML             88,032.73   1,056,392.73     112,146.62   1,345,759.44
  40     The Plaza                              MLML             78,153.94     937,847.22
  42     Marquee Place                          MLML                                          115,131.28   1,381,575.36
  44     Cooper Point Pavillion                 MLML             85,447.34   1,025,368.14     106,683.36   1,280,200.32

                                                                          PRIMARY      MASTER
                                                MORTGAGE      INTEREST   SERVICING   SERVICING
LOAN #   PROPERTY NAME                          LOAN SELLER   RATE (%)    FEE RATE    FEE RATE
----------------------------------------------------------------------------------------------

26.04    U-Haul Ct Northeast                    MLML
26.05    U-Haul Foothill Blv                    MLML
26.06    U-Haul Outer Fort                      MLML
26.07    U-Haul Center 34th Street              MLML
26.08    U-Haul Ct Crosstown                    MLML
26.09    U-Haul Washington                      MLML
26.10    U-Haul Ct I-24                         MLML
26.11    U-Haul Center Westfield                MLML
26.12    U-Haul Hanover St                      MLML
26.13    U-Haul Ct Livermore                    MLML
26.14    U-Haul Center Olympia                  MLML
26.15    U-Haul Gilbert Ave                     MLML
26.16    U-Haul Center Point                    MLML
26.17    U-Haul Towne East                      MLML
26.18    U-Haul S Locust                        MLML
26.19    U-Haul Center Longview                 MLML
26.20    U-Haul Bloomsburg                      MLML
26.21    U-Haul Center Gray Hwy                 MLML
  27     U-Haul Self Storage Portfolio VII      MLML            5.6820     0.01000     0.02000
27.01    U-Haul Greater Miami                   MLML
27.02    U-Haul Center Lancaster                MLML
27.03    U-Haul Boston Ave                      MLML
27.04    U-Haul Ctr Weymouth                    MLML
27.05    U-Haul Ctr Beltline                    MLML
27.06    U-Haul Lake Square                     MLML
27.07    U-Haul Ctr Box Road                    MLML
27.08    U-Haul Ct Hyde Park                    MLML
27.09    U-Haul Ctr Route 1                     MLML
27.10    U-Haul Dallas Frwy                     MLML
27.11    U-Haul Ct Downtown                     MLML
27.12    U-Haul Wrightsboro                     MLML
27.13    U-Haul Of Roseburg                     MLML
27.14    U-Haul Greensburg                      MLML
27.15    Fairgrounds U-Haul Center              MLML
27.16    U-Haul Ct W W White                    MLML
27.17    U-Haul Ct Padre Isl                    MLML
27.18    U-Haul Pace Blvd                       MLML
  29     Greenwich Avenue Portfolio             MLML            5.0170     0.01000     0.02000
29.01    252 Greenwich Avenue                   MLML
29.02    321-325 Greenwich Avenue               MLML
29.03    234 Greenwich Avenue                   MLML
29.04    151 Greenwich Avenue                   MLML
  30     Massapequa Shopping Center Portfolio   MLML            5.0050     0.01000     0.02000
  32     Fountain Square                        MLML            5.1200     0.01000     0.02000
  33     Parkway Crossing East                  MLML            5.4640     0.01000     0.02000
  37     Rubio Plaza                            MLML            4.9710     0.01000     0.02000
  40     The Plaza                              MLML            4.6250     0.01000     0.02000
  42     Marquee Place                          MLML            5.6250     0.01000     0.02000
  44     Cooper Point Pavillion                 MLML            5.2130     0.01000     0.02000

                                                                TRUSTEE &
                                                MORTGAGE      PAYING AGENT      BROKER     ADMIN.    NET MORTGAGE
LOAN #   PROPERTY NAME                          LOAN SELLER        FEE       STRIP RATE     FEE     INTEREST RATE
-----------------------------------------------------------------------------------------------------------------

26.04    U-Haul Ct Northeast                    MLML
26.05    U-Haul Foothill Blv                    MLML
26.06    U-Haul Outer Fort                      MLML
26.07    U-Haul Center 34th Street              MLML
26.08    U-Haul Ct Crosstown                    MLML
26.09    U-Haul Washington                      MLML
26.10    U-Haul Ct I-24                         MLML
26.11    U-Haul Center Westfield                MLML
26.12    U-Haul Hanover St                      MLML
26.13    U-Haul Ct Livermore                    MLML
26.14    U-Haul Center Olympia                  MLML
26.15    U-Haul Gilbert Ave                     MLML
26.16    U-Haul Center Point                    MLML
26.17    U-Haul Towne East                      MLML
26.18    U-Haul S Locust                        MLML
26.19    U-Haul Center Longview                 MLML
26.20    U-Haul Bloomsburg                      MLML
26.21    U-Haul Center Gray Hwy                 MLML
  27     U-Haul Self Storage Portfolio VII      MLML               0.00060                0.03060         5.65140
27.01    U-Haul Greater Miami                   MLML
27.02    U-Haul Center Lancaster                MLML
27.03    U-Haul Boston Ave                      MLML
27.04    U-Haul Ctr Weymouth                    MLML
27.05    U-Haul Ctr Beltline                    MLML
27.06    U-Haul Lake Square                     MLML
27.07    U-Haul Ctr Box Road                    MLML
27.08    U-Haul Ct Hyde Park                    MLML
27.09    U-Haul Ctr Route 1                     MLML
27.10    U-Haul Dallas Frwy                     MLML
27.11    U-Haul Ct Downtown                     MLML
27.12    U-Haul Wrightsboro                     MLML
27.13    U-Haul Of Roseburg                     MLML
27.14    U-Haul Greensburg                      MLML
27.15    Fairgrounds U-Haul Center              MLML
27.16    U-Haul Ct W W White                    MLML
27.17    U-Haul Ct Padre Isl                    MLML
27.18    U-Haul Pace Blvd                       MLML
  29     Greenwich Avenue Portfolio             MLML               0.00060                0.03060         4.98640
29.01    252 Greenwich Avenue                   MLML
29.02    321-325 Greenwich Avenue               MLML
29.03    234 Greenwich Avenue                   MLML
29.04    151 Greenwich Avenue                   MLML
  30     Massapequa Shopping Center Portfolio   MLML               0.00060                0.03060         4.97440
  32     Fountain Square                        MLML               0.00060                0.03060         5.08940
  33     Parkway Crossing East                  MLML               0.00060                0.03060         5.43340
  37     Rubio Plaza                            MLML               0.00060                0.03060         4.94040
  40     The Plaza                              MLML               0.00060                0.03060         4.59440
  42     Marquee Place                          MLML               0.00060                0.03060         5.59440
  44     Cooper Point Pavillion                 MLML               0.00060                0.03060         5.18240

                                                MORTGAGE                            REMAINING   MATURITY/ARD
LOAN #   PROPERTY NAME                          LOAN SELLER   ACCRUAL TYPE   TERM      TERM         DATE
------------------------------------------------------------------------------------------------------------

26.04    U-Haul Ct Northeast                    MLML
26.05    U-Haul Foothill Blv                    MLML
26.06    U-Haul Outer Fort                      MLML
26.07    U-Haul Center 34th Street              MLML
26.08    U-Haul Ct Crosstown                    MLML
26.09    U-Haul Washington                      MLML
26.10    U-Haul Ct I-24                         MLML
26.11    U-Haul Center Westfield                MLML
26.12    U-Haul Hanover St                      MLML
26.13    U-Haul Ct Livermore                    MLML
26.14    U-Haul Center Olympia                  MLML
26.15    U-Haul Gilbert Ave                     MLML
26.16    U-Haul Center Point                    MLML
26.17    U-Haul Towne East                      MLML
26.18    U-Haul S Locust                        MLML
26.19    U-Haul Center Longview                 MLML
26.20    U-Haul Bloomsburg                      MLML
26.21    U-Haul Center Gray Hwy                 MLML
  27     U-Haul Self Storage Portfolio VII      MLML            Actual/360    120         115       7/1/2015
27.01    U-Haul Greater Miami                   MLML
27.02    U-Haul Center Lancaster                MLML
27.03    U-Haul Boston Ave                      MLML
27.04    U-Haul Ctr Weymouth                    MLML
27.05    U-Haul Ctr Beltline                    MLML
27.06    U-Haul Lake Square                     MLML
27.07    U-Haul Ctr Box Road                    MLML
27.08    U-Haul Ct Hyde Park                    MLML
27.09    U-Haul Ctr Route 1                     MLML
27.10    U-Haul Dallas Frwy                     MLML
27.11    U-Haul Ct Downtown                     MLML
27.12    U-Haul Wrightsboro                     MLML
27.13    U-Haul Of Roseburg                     MLML
27.14    U-Haul Greensburg                      MLML
27.15    Fairgrounds U-Haul Center              MLML
27.16    U-Haul Ct W W White                    MLML
27.17    U-Haul Ct Padre Isl                    MLML
27.18    U-Haul Pace Blvd                       MLML
  29     Greenwich Avenue Portfolio             MLML            Actual/360    120         117       9/1/2015
29.01    252 Greenwich Avenue                   MLML
29.02    321-325 Greenwich Avenue               MLML
29.03    234 Greenwich Avenue                   MLML
29.04    151 Greenwich Avenue                   MLML
  30     Massapequa Shopping Center Portfolio   MLML            Actual/360    120         118      10/1/2015
  32     Fountain Square                        MLML            Actual/360    120         119      11/1/2015
  33     Parkway Crossing East                  MLML            Actual/360    120         113       5/1/2015
  37     Rubio Plaza                            MLML            Actual/360    120         119      11/1/2015
  40     The Plaza                              MLML            Actual/360    120         116       8/1/2015
  42     Marquee Place                          MLML            Actual/360    120         119      11/1/2015
  44     Cooper Point Pavillion                 MLML            Actual/360    120         116       8/1/2015

                                              MORTGAGE
                                              LOAN      AMORT   REMAINING
LOAN #  PROPERTY NAME                         SELLER     TERM  AMORT TERM  TITLE TYPE  ARD (Y/N)  ARD STEP UP (%)
-----------------------------------------------------------------------------------------------------------------

 26.04  U-Haul Ct Northeast                   MLML                         Fee
 26.05  U-Haul Foothill Blv                   MLML                         Fee
 26.06  U-Haul Outer Fort                     MLML                         Fee
 26.07  U-Haul Center 34th Street             MLML                         Fee
 26.08  U-Haul Ct Crosstown                   MLML                         Fee
 26.09  U-Haul Washington                     MLML                         Fee
 26.10  U-Haul Ct I-24                        MLML                         Fee
 26.11  U-Haul Center Westfield               MLML                         Fee
 26.12  U-Haul Hanover St                     MLML                         Fee
 26.13  U-Haul Ct Livermore                   MLML                         Fee
 26.14  U-Haul Center Olympia                 MLML                         Fee
 26.15  U-Haul Gilbert Ave                    MLML                         Fee
 26.16  U-Haul Center Point                   MLML                         Fee
 26.17  U-Haul Towne East                     MLML                         Fee
 26.18  U-Haul S Locust                       MLML                         Fee
 26.19  U-Haul Center Longview                MLML                         Fee
 26.20  U-Haul Bloomsburg                     MLML                         Fee
 26.21  U-Haul Center Gray Hwy                MLML                         Fee
  27    U-Haul Self Storage Portfolio VII     MLML       300       295     Fee         No
 27.01  U-Haul Greater Miami                  MLML                         Fee
 27.02  U-Haul Center Lancaster               MLML                         Fee
 27.03  U-Haul Boston Ave                     MLML                         Fee
 27.04  U-Haul Ctr Weymouth                   MLML                         Fee
 27.05  U-Haul Ctr Beltline                   MLML                         Fee
 27.06  U-Haul Lake Square                    MLML                         Fee
 27.07  U-Haul Ctr Box Road                   MLML                         Fee
 27.08  U-Haul Ct Hyde Park                   MLML                         Fee
 27.09  U-Haul Ctr Route 1                    MLML                         Fee
 27.10  U-Haul Dallas Frwy                    MLML                         Fee
 27.11  U-Haul Ct Downtown                    MLML                         Fee
 27.12  U-Haul Wrightsboro                    MLML                         Fee
 27.13  U-Haul Of Roseburg                    MLML                         Fee
 27.14  U-Haul Greensburg                     MLML                         Fee
 27.15  Fairgrounds U-Haul Center             MLML                         Fee
 27.16  U-Haul Ct W W White                   MLML                         Fee
 27.17  U-Haul Ct Padre Isl                   MLML                         Fee
 27.18  U-Haul Pace Blvd                      MLML                         Fee
  29    Greenwich Avenue Portfolio            MLML       360       360     Fee         No
 29.01  252 Greenwich Avenue                  MLML                         Fee
 29.02  321-325 Greenwich Avenue              MLML                         Fee
 29.03  234 Greenwich Avenue                  MLML                         Fee
 29.04  151 Greenwich Avenue                  MLML                         Fee
  30    Massapequa Shopping Center Portfolio  MLML       360       360     Fee         No
  32    Fountain Square                       MLML       360       360     Fee         No
  33    Parkway Crossing East                 MLML       360       360     Fee         No
  37    Rubio Plaza                           MLML       360       360     Fee         No
  40    The Plaza                             MLML         0         0     Fee         No
  42    Marquee Place                         MLML       360       359     Fee         No
  44    Cooper Point Pavillion                MLML       360       360     Fee         No

                                    MORTGAGE                 ENVIRONMENTAL                                         LETTER
                                    LOAN      ENVIRONMENTAL    INSURANCE      CROSS-       CROSS-      DEFEASANCE    OF    LOCKBOX
LOAN #  PROPERTY NAME               SELLER     REPORT TYPE       (Y/N)      DEFAULTED  COLLATERALIZED    ALLOWED   CREDIT  IN-PLACE
-----------------------------------------------------------------------------------------------------------------------------------

 26.04  U-Haul Ct Northeast         MLML        4/20/2005    No
 26.05  U-Haul Foothill Blv         MLML        4/20/2005    No
 26.06  U-Haul Outer Fort           MLML        4/20/2005    No
 26.07  U-Haul Center 34th Street   MLML        4/20/2005    No
 26.08  U-Haul Ct Crosstown         MLML        4/20/2005    No
 26.09  U-Haul Washington           MLML        4/20/2005    No
 26.10  U-Haul Ct I-24              MLML        4/20/2005    No
 26.11  U-Haul Center Westfield     MLML        4/20/2005    No
 26.12  U-Haul Hanover St           MLML        4/20/2005    No
 26.13  U-Haul Ct Livermore         MLML        6/23/2005    No
 26.14  U-Haul Center Olympia       MLML        4/20/2005    No
 26.15  U-Haul Gilbert Ave          MLML         7/8/2005    No
 26.16  U-Haul Center Point         MLML        4/20/2005    No
 26.17  U-Haul Towne East           MLML        4/20/2005    No
 26.18  U-Haul S Locust             MLML         7/1/2005    No
 26.19  U-Haul Center Longview      MLML        4/20/2005    No
 26.20  U-Haul Bloomsburg           MLML        4/20/2005    No
 26.21  U-Haul Center Gray Hwy      MLML        6/30/2005    No
  27    U-Haul Self Storage
        Portfolio VII               MLML         Various     No             Yes        Yes             Yes         No      Yes
 27.01  U-Haul Greater Miami        MLML        4/20/2005    No
 27.02  U-Haul Center Lancaster     MLML        4/18/2005    No
 27.03  U-Haul Boston Ave           MLML        4/18/2005    No
 27.04  U-Haul Ctr Weymouth         MLML        4/27/2005    No
 27.05  U-Haul Ctr Beltline         MLML        4/20/2005    No
 27.06  U-Haul Lake Square          MLML        4/20/2005    No
 27.07  U-Haul Ctr Box Road         MLML        4/22/2005    No
 27.08  U-Haul Ct Hyde Park         MLML        4/20/2005    No
 27.09  U-Haul Ctr Route 1          MLML        4/20/2005    No
 27.10  U-Haul Dallas Frwy          MLML        4/20/2005    No
 27.11  U-Haul Ct Downtown          MLML        4/20/2005    No
 27.12  U-Haul Wrightsboro          MLML        4/19/2005    No
 27.13  U-Haul Of Roseburg          MLML        4/20/2005    No
 27.14  U-Haul Greensburg           MLML        4/20/2005    No
 27.15  Fairgrounds U-Haul Center   MLML        4/20/2005    No
 27.16  U-Haul Ct W W White         MLML        4/20/2005    No
 27.17  U-Haul Ct Padre Isl         MLML        4/20/2005    No
 27.18  U-Haul Pace Blvd            MLML        4/20/2005    No
  29    Greenwich Avenue Portfolio  MLML         9/7/2005    No                                        Yes         No      No
 29.01  252 Greenwich Avenue        MLML         9/7/2005    No
 29.02  321-325 Greenwich Avenue    MLML         9/7/2005    No
 29.03  234 Greenwich Avenue        MLML         9/7/2005    No
 29.04  151 Greenwich Avenue        MLML         9/7/2005    No
  30    Massapequa Shopping
        Center Portfolio            MLML        7/22/2005    No                                        Yes         No      Yes
  32    Fountain Square             MLML        9/14/2005    No                                        Yes         No      Yes
  33    Parkway Crossing East       MLML         1/3/2005    No             Yes        Yes             Yes         No      No
  37    Rubio Plaza                 MLML        8/16/2005    No                                        Yes         No      No
  40    The Plaza                   MLML         7/7/2005    No                                        Yes         No      No
  42    Marquee Place               MLML        9/16/2005    No                                        Yes         No      No
  44    Cooper Point Pavillion      MLML         7/5/2005    No                                        Yes         No      No

                                           MORTGAGE                            UPFRONT     UPFRONT   UPFRONT                UPFRONT
                                           LOAN      HOLDBACK     UPFRONT       CAPEX       ENVIR.    TI/LC    UPFRONT RE  INSURANCE
LOAN #  PROPERTY NAME                      SELLER      AMT     ENG. RESERVE   RESERVES     RESERVE   RESERVE  TAX RESERVE   RESERVE
------------------------------------------------------------------------------------------------------------------------------------

26.04   U-Haul Ct Northeast                MLML
26.05   U-Haul Foothill Blv                MLML
26.06   U-Haul Outer Fort                  MLML
26.07   U-Haul Center 34th Street          MLML
26.08   U-Haul Ct Crosstown                MLML
26.09   U-Haul Washington                  MLML
26.10   U-Haul Ct I-24                     MLML
26.11   U-Haul Center Westfield            MLML
26.12   U-Haul Hanover St                  MLML
26.13   U-Haul Ct Livermore                MLML
26.14   U-Haul Center Olympia              MLML
26.15   U-Haul Gilbert Ave                 MLML
26.16   U-Haul Center Point                MLML
26.17   U-Haul Towne East                  MLML
26.18   U-Haul S Locust                    MLML
26.19   U-Haul Center Longview             MLML
26.20   U-Haul Bloomsburg                  MLML
26.21   U-Haul Center Gray Hwy             MLML
  27    U-Haul Self Storage Portfolio VII  MLML                 134,079.00               228,750.00            112,733.90   6,920.01
27.01   U-Haul Greater Miami               MLML
27.02   U-Haul Center Lancaster            MLML
27.03   U-Haul Boston Ave                  MLML
27.04   U-Haul Ctr Weymouth                MLML
27.05   U-Haul Ctr Beltline                MLML
27.06   U-Haul Lake Square                 MLML
27.07   U-Haul Ctr Box Road                MLML
27.08   U-Haul Ct Hyde Park                MLML
27.09   U-Haul Ctr Route 1                 MLML
27.10   U-Haul Dallas Frwy                 MLML
27.11   U-Haul Ct Downtown                 MLML
27.12   U-Haul Wrightsboro                 MLML
27.13   U-Haul Of Roseburg                 MLML
27.14   U-Haul Greensburg                  MLML
27.15   Fairgrounds U-Haul Center          MLML
27.16   U-Haul Ct W W White                MLML
27.17   U-Haul Ct Padre Isl                MLML
27.18   U-Haul Pace Blvd                   MLML
  29    Greenwich Avenue Portfolio         MLML                                           96,000.00             37,996.43  39,729.11
29.01   252 Greenwich Avenue               MLML
29.02   321-325 Greenwich Avenue           MLML
29.03   234 Greenwich Avenue               MLML
29.04   151 Greenwich Avenue               MLML
  30    Massapequa Shopping Center
        Portfolio                          MLML                                           75,000.00             51,640.83
  32    Fountain Square                    MLML                                                                 41,819.41
  33    Parkway Crossing East              MLML
  37    Rubio Plaza                        MLML                 107,300.00   117,533.00                        140,375.00
  40    The Plaza                          MLML                                          150,000.00
  42    Marquee Place                      MLML                              100,000.00                         88,257.74  13,219.50
  44    Cooper Point Pavillion             MLML                                                                 42,839.88  22,197.70

                                              MORTGAGE   UPFRONT                                        MONTHLY   MONTHLY
                                              LOAN        OTHER                                          CAPEX     ENVIR.
LOAN #  PROPERTY NAME                         SELLER     RESERVE         UPFRONT OTHER DESCRIPTION      RESERVE   RESERVE
-------------------------------------------------------------------------------------------------------------------------

26.04   U-Haul Ct Northeast                   MLML
26.05   U-Haul Foothill Blv                   MLML
26.06   U-Haul Outer Fort                     MLML
26.07   U-Haul Center 34th Street             MLML
26.08   U-Haul Ct Crosstown                   MLML
26.09   U-Haul Washington                     MLML
26.10   U-Haul Ct I-24                        MLML
26.11   U-Haul Center Westfield               MLML
26.12   U-Haul Hanover St                     MLML
26.13   U-Haul Ct Livermore                   MLML
26.14   U-Haul Center Olympia                 MLML
26.15   U-Haul Gilbert Ave                    MLML
26.16   U-Haul Center Point                   MLML
26.17   U-Haul Towne East                     MLML
26.18   U-Haul S Locust                       MLML
26.19   U-Haul Center Longview                MLML
26.20   U-Haul Bloomsburg                     MLML
26.21   U-Haul Center Gray Hwy                MLML
  27    U-Haul Self Storage Portfolio VII     MLML                                                      4,386.31
27.01   U-Haul Greater Miami                  MLML
27.02   U-Haul Center Lancaster               MLML
27.03   U-Haul Boston Ave                     MLML
27.04   U-Haul Ctr Weymouth                   MLML
27.05   U-Haul Ctr Beltline                   MLML
27.06   U-Haul Lake Square                    MLML
27.07   U-Haul Ctr Box Road                   MLML
27.08   U-Haul Ct Hyde Park                   MLML
27.09   U-Haul Ctr Route 1                    MLML
27.10   U-Haul Dallas Frwy                    MLML
27.11   U-Haul Ct Downtown                    MLML
27.12   U-Haul Wrightsboro                    MLML
27.13   U-Haul Of Roseburg                    MLML
27.14   U-Haul Greensburg                     MLML
27.15   Fairgrounds U-Haul Center             MLML
27.16   U-Haul Ct W W White                   MLML
27.17   U-Haul Ct Padre Isl                   MLML
27.18   U-Haul Pace Blvd                      MLML
  29    Greenwich Avenue Portfolio            MLML
29.01   252 Greenwich Avenue                  MLML
29.02   321-325 Greenwich Avenue              MLML
29.03   234 Greenwich Avenue                  MLML
29.04   151 Greenwich Avenue                  MLML
  30    Massapequa Shopping Center Portfolio  MLML                                                      2,928.00
  32    Fountain Square                       MLML       80,000.00  Linda's Hallmark Reserve            1,456.00
  33    Parkway Crossing East                 MLML
  37    Rubio Plaza                           MLML      239,428.18  Tenant Allowance Reserve            2,025.00
  40    The Plaza                             MLML
  42    Marquee Place                         MLML
  44    Cooper Point Pavillion                MLML      156,600.00  Unit 210-250 Reserve (105,100.00);
                                                                    Unit 310 Reserve (51,500.00)        1,125.00

                                              MORTGAGE   MONTHLY                MONTHLY   MONTHLY
                                              LOAN        TI/LC    MONTHLY RE  INSURANCE   OTHER   OTHER MONTH     TOTAL  UNIT OF
LOAN #  PROPERTY NAME                         SELLER     RESERVE  TAX RESERVE   RESERVE   RESERVE  DESCRIPTION  SF/UNITS  MEASURE
---------------------------------------------------------------------------------------------------------------------------------

26.04   U-Haul Ct Northeast                   MLML                                                                30,814  SF
26.05   U-Haul Foothill Blv                   MLML                                                                17,980  SF
26.06   U-Haul Outer Fort                     MLML                                                                29,750  SF
26.07   U-Haul Center 34th Street             MLML                                                                34,761  SF
26.08   U-Haul Ct Crosstown                   MLML                                                                34,767  SF
26.09   U-Haul Washington                     MLML                                                                11,660  SF
26.10   U-Haul Ct I-24                        MLML                                                                18,300  SF
26.11   U-Haul Center Westfield               MLML                                                                15,000  SF
26.12   U-Haul Hanover St                     MLML                                                                12,804  SF
26.13   U-Haul Ct Livermore                   MLML                                                                11,000  SF
26.14   U-Haul Center Olympia                 MLML                                                                11,121  SF
26.15   U-Haul Gilbert Ave                    MLML                                                                13,079  SF
26.16   U-Haul Center Point                   MLML                                                                10,150  SF
26.17   U-Haul Towne East                     MLML                                                                10,125  SF
26.18   U-Haul S Locust                       MLML                                                                 8,392  SF
26.19   U-Haul Center Longview                MLML                                                                 6,961  SF
26.20   U-Haul Bloomsburg                     MLML                                                                 7,575  SF
26.21   U-Haul Center Gray Hwy                MLML                                                                12,707  SF
  27    U-Haul Self Storage Portfolio VII     MLML                                                               350,905  SF
27.01   U-Haul Greater Miami                  MLML                                                                42,776  SF
27.02   U-Haul Center Lancaster               MLML                                                                45,973  SF
27.03   U-Haul Boston Ave                     MLML                                                                14,143  SF
27.04   U-Haul Ctr Weymouth                   MLML                                                                16,690  SF
27.05   U-Haul Ctr Beltline                   MLML                                                                32,868  SF
27.06   U-Haul Lake Square                    MLML                                                                22,490  SF
27.07   U-Haul Ctr Box Road                   MLML                                                                24,425  SF
27.08   U-Haul Ct Hyde Park                   MLML                                                                11,722  SF
27.09   U-Haul Ctr Route 1                    MLML                                                                10,375  SF
27.10   U-Haul Dallas Frwy                    MLML                                                                23,024  SF
27.11   U-Haul Ct Downtown                    MLML                                                                17,217  SF
27.12   U-Haul Wrightsboro                    MLML                                                                12,610  SF
27.13   U-Haul Of Roseburg                    MLML                                                                19,950  SF
27.14   U-Haul Greensburg                     MLML                                                                 7,124  SF
27.15   Fairgrounds U-Haul Center             MLML                                                                10,019  SF
27.16   U-Haul Ct W W White                   MLML                                                                 8,600  SF
27.17   U-Haul Ct Padre Isl                   MLML                                                                18,569  SF
27.18   U-Haul Pace Blvd                      MLML                                                                12,330  SF
  29    Greenwich Avenue Portfolio            MLML                  13,998.68   4,802.09                          60,869  SF
29.01   252 Greenwich Avenue                  MLML                                                                14,314  SF
29.02   321-325 Greenwich Avenue              MLML                                                                21,200  SF
29.03   234 Greenwich Avenue                  MLML                                                                14,647  SF
29.04   151 Greenwich Avenue                  MLML                                                                10,708  SF
  30    Massapequa Shopping Center Portfolio  MLML      9,703.00    91,936.71                                    159,690  SF
  32    Fountain Square                       MLML      6,500.00    20,909.70   1,463.79                         127,580  SF
  33    Parkway Crossing East                 MLML                                                               143,620  SF
  37    Rubio Plaza                           MLML      3,334.00    28,075.00                                     94,689  SF
  40    The Plaza                             MLML                                                                   171  Units
  42    Marquee Place                         MLML                  44,128.87   1,101.63                          73,339  SF
  44    Cooper Point Pavillion                MLML      5,000.00    10,709.97   2,774.71                          90,032  SF

                                              MORTGAGE
                                              LOAN       GRACE   LOAN
LOAN #  PROPERTY NAME                         SELLER    PERIOD  GROUP
---------------------------------------------------------------------

26.04   U-Haul Ct Northeast                   MLML                1
26.05   U-Haul Foothill Blv                   MLML                1
26.06   U-Haul Outer Fort                     MLML                1
26.07   U-Haul Center 34th Street             MLML                1
26.08   U-Haul Ct Crosstown                   MLML                1
26.09   U-Haul Washington                     MLML                1
26.10   U-Haul Ct I-24                        MLML                1
26.11   U-Haul Center Westfield               MLML                1
26.12   U-Haul Hanover St                     MLML                1
26.13   U-Haul Ct Livermore                   MLML                1
26.14   U-Haul Center Olympia                 MLML                1
26.15   U-Haul Gilbert Ave                    MLML                1
26.16   U-Haul Center Point                   MLML                1
26.17   U-Haul Towne East                     MLML                1
26.18   U-Haul S Locust                       MLML                1
26.19   U-Haul Center Longview                MLML                1
26.20   U-Haul Bloomsburg                     MLML                1
26.21   U-Haul Center Gray Hwy                MLML                1
  27    U-Haul Self Storage Portfolio VII     MLML         5      1
27.01   U-Haul Greater Miami                  MLML                1
27.02   U-Haul Center Lancaster               MLML                1
27.03   U-Haul Boston Ave                     MLML                1
27.04   U-Haul Ctr Weymouth                   MLML                1
27.05   U-Haul Ctr Beltline                   MLML                1
27.06   U-Haul Lake Square                    MLML                1
27.07   U-Haul Ctr Box Road                   MLML                1
27.08   U-Haul Ct Hyde Park                   MLML                1
27.09   U-Haul Ctr Route 1                    MLML                1
27.10   U-Haul Dallas Frwy                    MLML                1
27.11   U-Haul Ct Downtown                    MLML                1
27.12   U-Haul Wrightsboro                    MLML                1
27.13   U-Haul Of Roseburg                    MLML                1
27.14   U-Haul Greensburg                     MLML                1
27.15   Fairgrounds U-Haul Center             MLML                1
27.16   U-Haul Ct W W White                   MLML                1
27.17   U-Haul Ct Padre Isl                   MLML                1
27.18   U-Haul Pace Blvd                      MLML                1
  29    Greenwich Avenue Portfolio            MLML         5      1
29.01   252 Greenwich Avenue                  MLML                1
29.02   321-325 Greenwich Avenue              MLML                1
29.03   234 Greenwich Avenue                  MLML                1
29.04   151 Greenwich Avenue                  MLML                1
  30    Massapequa Shopping Center Portfolio  MLML         5      1
  32    Fountain Square                       MLML         5      1
  33    Parkway Crossing East                 MLML         5      1
  37    Rubio Plaza                           MLML         5      1
  40    The Plaza                             MLML         5      1
  42    Marquee Place                         MLML         5      1
  44    Cooper Point Pavillion                MLML         5      1

LOAN #  PROPERTY NAME                         MORTGAGE LOAN SELLER  PROPERTY TYPE  ADDRESS
----------------------------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping Center     MLML                  Retail         5025 U.S. Highway 280 South
  46    Lindell Towers                        MLML                  Multifamily    3733 & 3745 Lindell Boulevard
  48    Wayzata Executive Park                MLML                  Office         1903, 1905 & 1907 Wayzata Boulevard
  50    Carmel Woods                          MLML                  Multifamily    1010 Clubhouse Court
  51    Klahanie Village Shopping Center      MLML                  Retail         4560 Klahanie Drive Southeast
  53    Summit Office Park                    MLML                  Office         300 Centerville Road
  58    Temple Inland Industrial Portfolio    MLML                  Industrial     Various
58.01   Santa Fe Springs                      MLML                  Industrial     9211 Norwalk Boulevard
58.02   Buena Park                            MLML                  Industrial     6211 Descanso Avenue
58.03   El Centro                             MLML                  Industrial     120 East Ross Avenue
  59    Del Mar Heights Village               MLML                  Mixed Use      2602-2690 Del Mar Heights Road
  61    Valley Mack Plaza                     MLML                  Retail         6100 & 6200 Mack Road
  63    Crown Valley Center                   MLML                  Retail         27620 - 27680 Marguerite Parkway
  66    390 East H Street                     MLML                  Retail         390 East H Street
  68    Hi Desert Plaza                       MLML                  Retail         16970 Bear Valley Road
  72    IDT Building                          MLML                  Industrial     225-226 Old New Brunswick Road
  76    Lake Frederica Shopping Center        MLML                  Retail         3902 South Semoran Boulevard
  77    Anthem Shopping Center                MLML                  Retail         3668 & 3720 West Anthem Way
  78    Bridgeview Plaza                      MLML                  Retail         3650 Route 9W
  80    Regency Plaza                         MLML                  Retail         548 Contra Costa Boulevard
  81    Marriott - Racine                     MLML                  Hospitality    7111 Washington Avenue
  82    Sheldon Oaks                          MLML                  Multifamily    2525 Cal Young Road
  83    In Town Lofts                         MLML                  Multifamily    450 Stonewall Street
  84    Wilderness Village Shopping Center    MLML                  Retail         22117 Southeast 237th Street
  88    Shallowford Exchange                  MLML                  Retail         2558 Shallowford Road
  90    La Mesa Village Station               MLML                  Mixed Use      5901-5999 Severin Drive
  93    Yarbrough Plaza                       MLML                  Retail         10501 Gateway West
  95    Pleasonton Park 131                   MLML                  Office         6621-6665 Owens Drive
  96    Crimson Canyon Building               MLML                  Office         7373 & 7375 Peak Drive
  98    Campus Walk Apartments                MLML                  Multifamily    455 Racine Drive
 100    Hampton Inn - College Park            MLML                  Hospitality    9670 Baltimore Avenue
 101    I-5 Corporate Center                  MLML                  Industrial     802 134th Street Southwest
 104    Bridgeville Crossing Shopping Center  MLML                  Retail         9537 Bridgeville Center Road
 105    Parkway Crossing                      MLML                  Retail         11812 Carolina Place Parkway
 106    Deer Park                             MLML                  Multifamily    646 Canyon Road
 112    Wheatland Marketplace                 MLML                  Retail         3207-3215 Kirnwood Dtrive
 115    Birchwood Health Care Center          MLML                  Multifamily    4800 Bear Road
 119    Riverwatch Commons                    MLML                  Mixed Use      992 Stevens Creek Road
 120    Walgreens and Uno Chicago Grill       MLML                  Retail         218-220 Huttleston Avenue
 122    Redwood Apartments                    MLML                  Multifamily    1001 East Fern Avenue
 123    Montano Shopping Center               MLML                  Retail         6200 Coors Boulevard Northwest
 124    Camino Village Shopping Center        MLML                  Retail         1401-1405 South El Camino Real
 125    Commerce Bank - Staten Island         MLML                  Retail         5454 Amboy Road
 126    Avalon Town Center                    MLML                  Retail         1030 East Highway 377
 127    Princess Anne Executive Park          MLML                  Office         2396 Court Plaza Drive

                                    MORTGAGE                                                               CUTOFF
                                    LOAN                                                                  BALANCE        ORIGINAL
LOAN #  PROPERTY NAME               SELLER    CITY              COUNTY  STATE                ZIP CODE   (12/1/2005)      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping
        Center                      MLML      Birmingham        AL      Shelby                 35242   18,200,000.00  18,200,000.00
  46    Lindell Towers              MLML      Saint Louis       MO      Saint Louis City       63108   17,430,000.00  17,430,000.00
  48    Wayzata Executive Park      MLML      Wayzata           MN      Hennepin               55391   16,540,898.53  16,560,000.00
  50    Carmel Woods                MLML      Carmel            IN      Hamilton               46032   16,243,943.68  16,280,000.00
  51    Klahanie Village Shopping
        Center                      MLML      Issaquah          WA      King                   98029   15,967,229.77  16,000,000.00
  53    Summit Office Park          MLML      Warwick           RI      Kent                   02886   15,453,306.28  15,500,000.00
  58    Temple Inland Industrial
        Portfolio                   MLML      Various           CA      Various               Various  14,970,265.93  15,000,000.00
58.01   Santa Fe Springs            MLML      Santa Fe Springs  CA      Los Angeles            90670    8,499,817.00   8,516,699.41
58.02   Buena Park                  MLML      Buena Park        CA      Orange                 90620    4,705,781.04   4,715,127.70
58.03   El Centro                   MLML      El Centro         CA      Imperial               92243    1,764,667.89   1,768,172.89
  59    Del Mar Heights Village     MLML      San Diego         CA      San Diego              92014   14,950,000.00  14,950,000.00
  61    Valley Mack Plaza           MLML      Sacramento        CA      Sacramento             95823   13,500,000.00  13,500,000.00
  63    Crown Valley Center         MLML      Mission Viejo     CA      Orange                 92692   13,000,000.00  13,000,000.00
  66    390 East H Street           MLML      Chula Vista       CA      San Diego              91910   11,900,000.00  11,900,000.00
  68    Hi Desert Plaza             MLML      Victorville       CA      San Bernardino         92392   11,500,000.00  11,500,000.00
  72    IDT Building                MLML      Piscataway        NJ      Middlesex              08854   10,966,126.51  11,000,000.00
  76    Lake Frederica Shopping
        Center                      MLML      Orlando           FL      Orange                 32822   10,788,223.20  10,800,000.00
  77    Anthem Shopping Center      MLML      Anthem            AZ      Maricopa               85086   10,765,587.83  10,800,000.00
  78    Bridgeview Plaza            MLML      Highland          NY      Ulster                 12528   10,000,000.00  10,000,000.00
  80    Regency Plaza               MLML      Pleasant Hill     CA      Contra Costa           94523    9,419,423.35   9,430,000.00
  81    Marriott - Racine           MLML      Racine            WI      Racine                 53406    9,186,789.51   9,200,000.00
  82    Sheldon Oaks                MLML      Eugene            OR      Lane                   97401    9,137,761.03   9,200,000.00
  83    In Town Lofts               MLML      Atlanta           GA      Fulton                 30313    8,990,600.78   9,010,000.00
  84    Wilderness Village
        Shopping Center             MLML      Maple Valley      WA      King                   98038    8,981,578.65   9,000,000.00
  88    Shallowford Exchange        MLML      Atlanta           GA      DeKalb                 30345    8,000,000.00   8,000,000.00
  90    La Mesa Village Station     MLML      La Mesa           CA      San Diego              91942    7,184,359.55   7,200,000.00
  93    Yarbrough Plaza             MLML      El Paso           TX      El Paso                79925    7,000,000.00   7,000,000.00
  95    Pleasonton Park 131         MLML      Pleasanton        CA      Alameda                94588    6,984,953.98   7,000,000.00
  96    Crimson Canyon Building     MLML      Las Vegas         NV      Clark                  89128    6,800,000.00   6,800,000.00
  98    Campus Walk Apartments      MLML      Wilmington        NC      New Hanover            28403    6,700,000.00   6,700,000.00
 100    Hampton Inn - College Park  MLML      College Park      MD      Prince Georges         20740    6,490,438.58   6,500,000.00
 101    I-5 Corporate Center        MLML      Everett           WA      Snohomish              98204    6,400,000.00   6,400,000.00
 104    Bridgeville Crossing
        Shopping Center             MLML      Bridgeville       DE      Sussex                 19933    6,380,847.60   6,400,000.00
 105    Parkway Crossing            MLML      Pineville         NC      Mecklenburg            28134    6,325,362.83   6,400,000.00
 106    Deer Park                   MLML      Novato            CA      Marin                  94947    6,309,742.31   6,380,000.00
 112    Wheatland Marketplace       MLML      Dallas            TX      Dallas                 75237    5,920,832.15   5,940,000.00
 115    Birchwood Health Care
        Center                      MLML      Liverpool         NY      Onondaga               13088    5,477,644.47   5,500,000.00
 119    Riverwatch Commons          MLML      Augusta           GA      Richmond               30907    5,194,570.88   5,200,000.00
 120    Walgreens and Uno Chicago
        Grill                       MLML      Fairhaven         MA      Bristol                02719    5,189,393.18   5,200,000.00
 122    Redwood Apartments          MLML      McAllen           TX      Hidalgo                78501    4,994,129.82   5,000,000.00
 123    Montano Shopping Center     MLML      Albuquerque       NM      Bernalillo             87120    4,990,000.00   4,990,000.00
 124    Camino Village Shopping
        Center                      MLML      Oceanside         CA      San Diego              92054    4,989,154.62   5,000,000.00
 125    Commerce Bank - Staten
        Island                      MLML      Staten Island     NY      Richmond               10312    4,869,465.32   4,875,000.00
 126    Avalon Town Center          MLML      Granbury          TX      Hood                   76048    4,834,813.99   4,840,000.00
 127    Princess Anne Executive
        Park                        MLML      Virginia Beach    VA      Virginia Beach City    23456    4,794,877.21   4,800,000.00

                                     MORTGAGE  IO MONTHLY    IO ANNUAL     MONTHLY    ANNUAL P&I              PRIMARY     MASTER
                                     LOAN         DEBT         DEBT       P&I DEBT       DEBT      INTEREST  SERVICING  SERVICING
LOAN #  PROPERTY NAME                SELLER      SERVICE      SERVICE      SERVICE      SERVICE    RATE (%)   FEE RATE   FEE RATE
---------------------------------------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping
        Center                       MLML       85,098.06  1,021,176.72  103,726.18  1,244,714.16   5.5340     0.01000   0.02000
  46    Lindell Towers               MLML                                103,105.03  1,237,260.36   5.8750     0.01000   0.02000
  48    Wayzata Executive Park       MLML                                 91,137.47  1,093,649.64   5.2200     0.01000   0.02000
  50    Carmel Woods                 MLML                                 88,542.34  1,062,508.08   5.1150     0.00000   0.02000
  51    Klahanie Village Shopping
        Center                       MLML                                 90,675.66  1,088,107.92   5.4830     0.01000   0.02000
  53    Summit Office Park           MLML                                 90,050.49  1,080,605.88   5.7090     0.01000   0.02000
  58    Temple Inland Industrial
        Portfolio                    MLML                                 86,433.71  1,037,204.52   5.6340     0.01000   0.02000
58.01   Santa Fe Springs             MLML
58.02   Buena Park                   MLML
58.03   El Centro                    MLML
  59    Del Mar Heights Village      MLML       71,064.06    852,768.76   86,070.07  1,032,840.84   5.6260     0.01000   0.02000
  61    Valley Mack Plaza            MLML       65,289.38    783,472.50   78,559.50    942,714.00   5.7240     0.01000   0.02000
  63    Crown Valley Center          MLML       56,676.39    680,116.67   71,063.53    852,762.36   5.1600     0.01000   0.02000
  66    390 East H Street            MLML       54,002.17    648,026.07   66,606.91    799,282.92   5.3710     0.01000   0.02000
  68    Hi Desert Plaza              MLML       53,556.99    642,683.89   65,382.34    784,588.08   5.5120     0.01000   0.02000
  72    IDT Building                 MLML                                 63,169.50    758,034.00   5.6030     0.01000   0.02000
  76    Lake Frederica Shopping
        Center                       MLML                                 61,456.80    737,481.60   5.5200     0.01000   0.02000
  77    Anthem Shopping Center       MLML                                 60,895.00    730,740.00   5.4370     0.01000   0.02000
  78    Bridgeview Plaza             MLML       41,273.73    495,284.72   52,981.54    635,778.48   4.8850     0.01000   0.02000
  80    Regency Plaza                MLML                                 52,775.90    633,310.80   5.3700     0.01000   0.02000
  81    Marriott - Racine            MLML                                 59,455.82    713,469.84   6.0320     0.01000   0.02000
  82    Sheldon Oaks                 MLML                                 63,285.63    759,427.56   5.5000     0.01000   0.02000
  83    In Town Lofts                MLML                                 49,747.97    596,975.64   5.2490     0.01000   0.02000
  84    Wilderness Village Shopping
        Center                       MLML                                 51,021.98    612,263.76   5.4860     0.01000   0.02000
  88    Shallowford Exchange         MLML       34,384.35    412,612.22   43,372.10    520,465.20   5.0870     0.01000   0.02000
  90    La Mesa Village Station      MLML                                 39,567.12    474,805.44   5.2070     0.01000   0.02000
  93    Yarbrough Plaza              MLML       33,374.69    400,496.25   40,375.54    484,506.48   5.6430     0.01000   0.02000
  95    Pleasonton Park 131          MLML                                 38,684.61    464,215.32   5.2570     0.01000   0.02000
  96    Crimson Canyon Building      MLML       30,019.56    360,234.72   37,444.63    449,335.56   5.2250     0.01000   0.02000
  98    Campus Walk Apartments       MLML       28,304.40    339,652.78                             5.0000     0.01000   0.02000
 100    Hampton Inn - College Park   MLML                                 41,384.34    496,612.08   5.8750     0.01000   0.02000
 101    I-5 Corporate Center         MLML       28,102.30    337,227.56   35,131.24    421,574.88   5.1970     0.01000   0.02000
 104    Bridgeville Crossing
        Shopping Center              MLML                                 39,120.26    469,443.12   5.4525     0.01000   0.02000
 105    Parkway Crossing             MLML                                 42,680.35    512,164.20   5.1250     0.01000   0.02000
 106    Deer Park                    MLML                                 50,869.04    610,428.48   5.1250     0.01000   0.02000
 112    Wheatland Marketplace        MLML                                 33,262.29    399,147.48   5.3750     0.01000   0.02000
 115    Birchwood Health Care
        Center                       MLML                                 36,020.48    432,245.76   6.1730     0.01000   0.02000
 119    Riverwatch Commons           MLML                                 30,345.79    364,149.48   5.7500     0.01000   0.02000
 120    Walgreens and Uno Chicago
        Grill                        MLML                                 29,531.55    354,378.60   5.5020     0.01000   0.02000
 122    Redwood Apartments           MLML                                 27,224.35    326,692.20   5.1250     0.01000   0.02000
 123    Montano Shopping Center      MLML       23,791.38    285,496.61   28,781.99    345,383.88   5.6430     0.01000   0.02000
 124    Camino Village Shopping
        Center                       MLML                                 27,498.80    329,985.60   5.2140     0.01000   0.02000
 125    Commerce Bank - Staten
        Island                       MLML                                 27,086.24    325,034.88   5.3050     0.01000   0.02000
 126    Avalon Town Center           MLML                                 27,825.11    333,901.32   5.6130     0.00000   0.02000
 127    Princess Anne Executive
        Park                         MLML                                 27,658.79    331,905.48   5.6340     0.01000   0.02000

                                                                                NET
                                    MORTGAGE  TRUSTEE &                       MORTGAGE
                                    LOAN        PAYING     BROKER     ADMIN.  INTEREST    ACCRUAL         REMAINING  MATURITY/ARD
LOAN #  PROPERTY NAME               SELLER    AGENT FEE  STRIP RATE    FEE     RATE        TYPE     TERM     TERM        DATE
---------------------------------------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping
        Center                      MLML        0.00060              0.03060   5.50340  Actual/360   120     113       5/1/2015
  46    Lindell Towers              MLML        0.00060              0.03060   5.84440  Actual/360   120     120      12/1/2015
  48    Wayzata Executive Park      MLML        0.00060              0.03060   5.18940  Actual/360   120     119      11/1/2015
  50    Carmel Woods                MLML        0.00060              0.05730   5.05770  Actual/360   120     118      10/1/2015
  51    Klahanie Village Shopping
        Center                      MLML        0.00060              0.03060   5.45240  Actual/360   120     118      10/1/2015
  53    Summit Office Park          MLML        0.00060              0.03060   5.67840  Actual/360   120     117       9/1/2015
  58    Temple Inland Industrial
        Portfolio                   MLML        0.00060              0.03060   5.60340  Actual/360   120     118      10/1/2015
58.01   Santa Fe Springs            MLML
58.02   Buena Park                  MLML
58.03   El Centro                   MLML
  59    Del Mar Heights Village     MLML        0.00060              0.03060   5.59540  Actual/360   120     119      11/1/2015
  61    Valley Mack Plaza           MLML        0.00060              0.03060   5.69340  Actual/360   115     114       6/1/2015
  63    Crown Valley Center         MLML        0.00060              0.03060   5.12940  Actual/360   120     115       7/1/2015
  66    390 East H Street           MLML        0.00060              0.03060   5.34040  Actual/360   120     117       9/1/2015
  68    Hi Desert Plaza             MLML        0.00060              0.03060   5.48140  Actual/360   115     114       6/1/2015
  72    IDT Building                MLML        0.00060              0.03060   5.57240  Actual/360   120     117       9/1/2015
  76    Lake Frederica Shopping
        Center                      MLML        0.00060              0.03060   5.48940  Actual/360   120     119      11/1/2015
  77    Anthem Shopping Center      MLML        0.00060              0.03060   5.40640  Actual/360   120     117       9/1/2015
  78    Bridgeview Plaza            MLML        0.00060              0.03060   4.85440  Actual/360   120     118      10/1/2015
  80    Regency Plaza               MLML        0.00060              0.03060   5.33940  Actual/360   120     119      11/1/2015
  81    Marriott - Racine           MLML        0.00060              0.03060   6.00140  Actual/360   120     119      11/1/2015
  82    Sheldon Oaks                MLML        0.00060              0.03060   5.46940  Actual/360   120     117       9/1/2015
  83    In Town Lofts               MLML        0.00060              0.03060   5.21840  Actual/360   120     118      10/1/2015
  84    Wilderness Village
        Shopping Center             MLML        0.00060              0.03060   5.45540  Actual/360   120     118      10/1/2015
  88    Shallowford Exchange        MLML        0.00060              0.03060   5.05640  Actual/360   120     118      10/1/2015
  90    La Mesa Village Station     MLML        0.00060              0.03060   5.17640  Actual/360   120     118      10/1/2015
  93    Yarbrough Plaza             MLML        0.00060              0.03060   5.61240  Actual/360   120     119      11/1/2015
  95    Pleasonton Park 131         MLML        0.00060              0.03060   5.22640  Actual/360   120     118      10/1/2015
  96    Crimson Canyon Building     MLML        0.00060              0.03060   5.19440  Actual/360   120     116       8/1/2015
  98    Campus Walk Apartments      MLML        0.00060              0.03060   4.96940  Actual/360   120     117       9/1/2015
 100    Hampton Inn - College Park  MLML        0.00060              0.03060   5.84440  Actual/360   120     119      11/1/2015
 101    I-5 Corporate Center        MLML        0.00060              0.03060   5.16640  Actual/360   120     118      10/1/2015
 104    Bridgeville Crossing
        Shopping Center             MLML        0.00060              0.03060   5.42190  Actual/360   120     118      10/1/2015
 105    Parkway Crossing            MLML        0.00060              0.03060   5.09440  Actual/360   120     115       7/1/2015
 106    Deer Park                   MLML        0.00060              0.03060   5.09440  Actual/360   180     177       9/1/2020
 112    Wheatland Marketplace       MLML        0.00060              0.03060   5.34440  Actual/360   120     117       9/1/2015
 115    Birchwood Health Care
        Center                      MLML        0.00060              0.03060   6.14240  Actual/360   120     117       9/1/2015
 119    Riverwatch Commons          MLML        0.00060              0.03060   5.71940  Actual/360   120     119      11/1/2015
 120    Walgreens and Uno Chicago
        Grill                       MLML        0.00060              0.03060   5.47140  Actual/360   120     118      10/1/2015
 122    Redwood Apartments          MLML        0.00060              0.03060   5.09440  Actual/360   120     119      11/1/2015
 123    Montano Shopping Center     MLML        0.00060              0.03060   5.61240  Actual/360   120     119      11/1/2015
 124    Camino Village Shopping
        Center                      MLML        0.00060              0.03060   5.18340  Actual/360   120     118      10/1/2015
 125    Commerce Bank - Staten
        Island                      MLML        0.00060              0.03060   5.27440  Actual/360   120     119      11/1/2015
 126    Avalon Town Center          MLML        0.00060              0.12060   5.49240  Actual/360   120     119      11/1/2015
 127    Princess Anne Executive
        Park                        MLML        0.00060              0.03060   5.60340  Actual/360   120     119      11/1/2015

                                              MORTGAGE         REMAINING
                                              LOAN      AMORT    AMORT
LOAN #  PROPERTY NAME                         SELLER     TERM     TERM    TITLE TYPE  ARD (Y/N)  ARD STEP UP (%)
----------------------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping Center     MLML       360      360     Fee            No
  46    Lindell Towers                        MLML       360      360     Fee            No
  48    Wayzata Executive Park                MLML       360      359     Fee            No
  50    Carmel Woods                          MLML       360      358     Fee            No
  51    Klahanie Village Shopping Center      MLML       360      358     Fee            No
  53    Summit Office Park                    MLML       360      357     Fee            No
  58    Temple Inland Industrial Portfolio    MLML       360      358     Fee            No
58.01   Santa Fe Springs                      MLML                        Fee
58.02   Buena Park                            MLML                        Fee
58.03   El Centro                             MLML                        Fee
  59    Del Mar Heights Village               MLML       360      360     Fee            No
  61    Valley Mack Plaza                     MLML       360      360     Fee            No
  63    Crown Valley Center                   MLML       360      360     Fee            No
  66    390 East H Street                     MLML       360      360     Fee            No
  68    Hi Desert Plaza                       MLML       360      360     Fee            No
  72    IDT Building                          MLML       360      357     Fee            No
  76    Lake Frederica Shopping Center        MLML       360      359     Fee            No
  77    Anthem Shopping Center                MLML       360      357     Fee            No
  78    Bridgeview Plaza                      MLML       360      360     Fee            No
  80    Regency Plaza                         MLML       360      359     Fee            No
  81    Marriott - Racine                     MLML       300      299     Fee            No
  82    Sheldon Oaks                          MLML       240      237     Fee            No
  83    In Town Lofts                         MLML       360      358     Fee            No
  84    Wilderness Village Shopping Center    MLML       360      358     Fee            No
  88    Shallowford Exchange                  MLML       360      360     Fee            No
  90    La Mesa Village Station               MLML       360      358     Fee            No
  93    Yarbrough Plaza                       MLML       360      360     Fee            No
  95    Pleasonton Park 131                   MLML       360      358     Fee            No
  96    Crimson Canyon Building               MLML       360      360     Fee            No
  98    Campus Walk Apartments                MLML         0        0     Fee            No
 100    Hampton Inn - College Park            MLML       300      299     Fee            No
 101    I-5 Corporate Center                  MLML       360      360     Fee            No
 104    Bridgeville Crossing Shopping Center  MLML       300      298     Fee            No
 105    Parkway Crossing                      MLML       240      235     Fee            No
 106    Deer Park                             MLML       180      177     Fee            No
 112    Wheatland Marketplace                 MLML       360      357     Fee            No
 115    Birchwood Health Care Center          MLML       300      297     Fee            No
 119    Riverwatch Commons                    MLML       360      359     Fee            No
 120    Walgreens and Uno Chicago Grill       MLML       360      358     Fee            No
 122    Redwood Apartments                    MLML       360      359     Fee            No
 123    Montano Shopping Center               MLML       360      360     Leasehold      No
 124    Camino Village Shopping Center        MLML       360      358     Fee            No
 125    Commerce Bank - Staten Island         MLML       360      359     Fee            No
 126    Avalon Town Center                    MLML       360      359     Fee            No
 127    Princess Anne Executive Park          MLML       360      359     Fee            No

                                              MORTGAGE
                                              LOAN      ENVIRONMENTAL  ENVIRONMENTAL      CROSS-
LOAN #  PROPERTY NAME                         SELLER     REPORT TYPE   INSURANCE (Y/N)  DEFAULTED
---------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping Center     MLML         1/3/2005          No            Yes
  46    Lindell Towers                        MLML         8/4/2005          No
  48    Wayzata Executive Park                MLML        7/27/2005          No
  50    Carmel Woods                          MLML        6/30/2005          No
  51    Klahanie Village Shopping Center      MLML        8/31/2005          No
  53    Summit Office Park                    MLML         8/4/2005          No
  58    Temple Inland Industrial Portfolio    MLML        7/22/2005          No
58.01   Santa Fe Springs                      MLML        7/22/2005          No
58.02   Buena Park                            MLML        7/22/2005          No
58.03   El Centro                             MLML        7/22/2005          No
  59    Del Mar Heights Village               MLML         8/4/2005          No
  61    Valley Mack Plaza                     MLML         4/7/2005          No            Yes
  63    Crown Valley Center                   MLML        5/19/2005          No
  66    390 East H Street                     MLML         7/1/2005          No
  68    Hi Desert Plaza                       MLML         4/8/2005          No            Yes
  72    IDT Building                          MLML        7/11/2005          No
  76    Lake Frederica Shopping Center        MLML         9/2/2005          No
  77    Anthem Shopping Center                MLML        7/15/2005          No
  78    Bridgeview Plaza                      MLML        7/22/2005          No
  80    Regency Plaza                         MLML         8/2/2005          No
  81    Marriott - Racine                     MLML        4/14/2005          No
  82    Sheldon Oaks                          MLML        7/13/2005          No
  83    In Town Lofts                         MLML        7/20/2005          No
  84    Wilderness Village Shopping Center    MLML         8/5/2005          No
  88    Shallowford Exchange                  MLML        9/27/2005          No
  90    La Mesa Village Station               MLML        7/12/2005          No
  93    Yarbrough Plaza                       MLML         7/1/2005          No
  95    Pleasonton Park 131                   MLML         8/8/2005          No
  96    Crimson Canyon Building               MLML        6/13/2005          No
  98    Campus Walk Apartments                MLML        8/15/2005          No
 100    Hampton Inn - College Park            MLML         9/8/2005          No
 101    I-5 Corporate Center                  MLML        7/20/2005          No
 104    Bridgeville Crossing Shopping Center  MLML        8/26/2005          No
 105    Parkway Crossing                      MLML        5/19/2005          No
 106    Deer Park                             MLML        7/13/2005          No
 112    Wheatland Marketplace                 MLML        7/27/2005          No
 115    Birchwood Health Care Center          MLML        6/15/2005          No
 119    Riverwatch Commons                    MLML         8/1/2005          No
 120    Walgreens and Uno Chicago Grill       MLML        7/29/2005          No
 122    Redwood Apartments                    MLML        8/25/2005          No
 123    Montano Shopping Center               MLML         7/5/2005          No
 124    Camino Village Shopping Center        MLML        6/23/2005          No
 125    Commerce Bank - Staten Island         MLML         9/8/2005          No
 126    Avalon Town Center                    MLML        8/11/2005          No
 127    Princess Anne Executive Park          MLML        9/19/2005          No

                                              MORTGAGE
                                              LOAN          CROSS-      DEFEASANCE  LETTER OF   LOCKBOX
LOAN #  PROPERTY NAME                         SELLER    COLLATERALIZED    ALLOWED     CREDIT   IN-PLACE
-------------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping Center     MLML           Yes            Yes         No       No
  46    Lindell Towers                        MLML                          Yes         No       Yes
  48    Wayzata Executive Park                MLML                          Yes         No       Yes
  50    Carmel Woods                          MLML                          Yes         No       No
  51    Klahanie Village Shopping Center      MLML                          No          No       No
  53    Summit Office Park                    MLML                          Yes         No       No
  58    Temple Inland Industrial Portfolio    MLML                          Yes         Yes      No
58.01   Santa Fe Springs                      MLML
58.02   Buena Park                            MLML
58.03   El Centro                             MLML
  59    Del Mar Heights Village               MLML                          Yes         No       No
  61    Valley Mack Plaza                     MLML           Yes            Yes         No       No
  63    Crown Valley Center                   MLML                          Yes         No       No
  66    390 East H Street                     MLML                          Yes         No       Yes
  68    Hi Desert Plaza                       MLML           Yes            Yes         No       No
  72    IDT Building                          MLML                          Yes         No       No
  76    Lake Frederica Shopping Center        MLML                          Yes         No       Yes
  77    Anthem Shopping Center                MLML                          Yes         No       No
  78    Bridgeview Plaza                      MLML                          Yes         No       No
  80    Regency Plaza                         MLML                          Yes         No       No
  81    Marriott - Racine                     MLML                          Yes         No       Yes
  82    Sheldon Oaks                          MLML                          No          No       No
  83    In Town Lofts                         MLML                          Yes         No       No
  84    Wilderness Village Shopping Center    MLML                          No          No       No
  88    Shallowford Exchange                  MLML                          Yes         No       No
  90    La Mesa Village Station               MLML                          Yes         No       No
  93    Yarbrough Plaza                       MLML                          No          No       No
  95    Pleasonton Park 131                   MLML                          Yes         No       Yes
  96    Crimson Canyon Building               MLML                          Yes         No       No
  98    Campus Walk Apartments                MLML                          Yes         No       No
 100    Hampton Inn - College Park            MLML                          Yes         No       Yes
 101    I-5 Corporate Center                  MLML                          Yes         No       No
 104    Bridgeville Crossing Shopping Center  MLML                          Yes         Yes      No
 105    Parkway Crossing                      MLML                          Yes         No       No
 106    Deer Park                             MLML                          No          No       No
 112    Wheatland Marketplace                 MLML                          Yes         No       No
 115    Birchwood Health Care Center          MLML                          Yes         No       Yes
 119    Riverwatch Commons                    MLML                          Yes         No       No
 120    Walgreens and Uno Chicago Grill       MLML                          Yes         No       Yes
 122    Redwood Apartments                    MLML                          Yes         No       No
 123    Montano Shopping Center               MLML                          No          No       No
 124    Camino Village Shopping Center        MLML                          Yes         No       No
 125    Commerce Bank - Staten Island         MLML                          Yes         No       Yes
 126    Avalon Town Center                    MLML                          Yes         No       No
 127    Princess Anne Executive Park          MLML                          Yes         No       No

MLMT 2005 - CKI1 MLML MORTGAGE LOAN SCHEDULE

                                                MORTGAGE                               UPFRONT     UPFRONT
                                                LOAN       HOLDBACK   UPFRONT ENG.      CAPEX       ENVIR.
LOAN #   PROPERTY NAME                          SELLER        AMT        RESERVE      RESERVES     RESERVE
-----------------------------------------------------------------------------------------------------------

 45      Inverness Heights Shopping Center      MLML
 46      Lindell Towers                         MLML
 48      Wayzata Executive Park                 MLML
 50      Carmel Woods                           MLML
 51      Klahanie Village Shopping Center       MLML                                               1,500.00
 53      Summit Office Park                     MLML                     64,290.00    76,881.00
 58      Temple Inland Industrial Portfolio     MLML
58.01    Santa Fe Springs                       MLML
58.02    Buena Park                             MLML
58.03    El Centro                              MLML
 59      Del Mar Heights Village                MLML                                  17,630.00    2,100.00
 61      Valley Mack Plaza                      MLML                                              83,750.00
 63      Crown Valley Center                    MLML
 66      390 East H Street                      MLML
 68      Hi Desert Plaza                        MLML
 72      IDT Building                           MLML                     37,500.00   108,909.00
 76      Lake Frederica Shopping Center         MLML
 77      Anthem Shopping Center                 MLML        800,000
 78      Bridgeview Plaza                       MLML                                  57,165.00
 80      Regency Plaza                          MLML                                      45673
 81      Marriott - Racine                      MLML                  2,439,866.00
 82      Sheldon Oaks                           MLML
 83      In Town Lofts                          MLML
 84      Wilderness Village Shopping Center     MLML                                                 750.00
 88      Shallowford Exchange                   MLML
 90      La Mesa Village Station                MLML                                  33,532.00
 93      Yarbrough Plaza                        MLML                     19,600.00
 95      Pleasonton Park 131                    MLML                                      38650
 96      Crimson Canyon Building                MLML
 98      Campus Walk Apartments                 MLML                     68,750.00   505,000.00
 100     Hampton Inn - College Park             MLML
 101     I-5 Corporate Center                   MLML
 104     Bridgeville Crossing Shopping Center   MLML
 105     Parkway Crossing                       MLML
 106     Deer Park                              MLML
 112     Wheatland Marketplace                  MLML
 115     Birchwood Health Care Center           MLML
 119     Riverwatch Commons                     MLML
 120     Walgreens and Uno Chicago Grill        MLML
 122     Redwood Apartments                     MLML                                      28000
 123     Montano Shopping Center                MLML                    126,000.00
 124     Camino Village Shopping Center         MLML                     79,313.00
 125     Commerce Bank - Staten Island          MLML
 126     Avalon Town Center                     MLML
 127     Princess Anne Executive Park           MLML                                  23,891.00

                                                MORTGAGE     UPFRONT                     UPFRONT
                                                LOAN          TI/LC      UPFRONT RE     INSURANCE
LOAN #   PROPERTY NAME                          SELLER       RESERVE    TAX RESERVE      RESERVE
--------------------------------------------------------------------------------------------------

 45      Inverness Heights Shopping Center      MLML
 46      Lindell Towers                         MLML                      2,490.40       20,187.37
 48      Wayzata Executive Park                 MLML       435,400.00    35,548.89        2,712.50
 50      Carmel Woods                           MLML                     17,514.85       28,016.10
 51      Klahanie Village Shopping Center       MLML                                     16,386.00
 53      Summit Office Park                     MLML       500,000.00
 58      Temple Inland Industrial Portfolio     MLML                                        450.45
58.01    Santa Fe Springs                       MLML
58.02    Buena Park                             MLML
58.03    El Centro                              MLML
 59      Del Mar Heights Village                MLML                     25,109.33       26,570.67
 61      Valley Mack Plaza                      MLML                     42,399.84
 63      Crown Valley Center                    MLML                                     11,496.63
 66      390 East H Street                      MLML
 68      Hi Desert Plaza                        MLML                     18,343.08
 72      IDT Building                           MLML       150,000.00    34,405.43    1,000,000.00
 76      Lake Frederica Shopping Center         MLML                                      2,356.55
 77      Anthem Shopping Center                 MLML                     46,963.50        2,617.13
 78      Bridgeview Plaza                       MLML                     49,755.20
 80      Regency Plaza                          MLML                     43,041.83
 81      Marriott - Racine                      MLML                     57,235.27       79,853.47
 82      Sheldon Oaks                           MLML                     82,305.13
 83      In Town Lofts                          MLML                     43,760.94        3,317.82
 84      Wilderness Village Shopping Center     MLML        40,000.00                    11,434.00
 88      Shallowford Exchange                   MLML
 90      La Mesa Village Station                MLML                     50,400.00        9,448.69
 93      Yarbrough Plaza                        MLML                    100,498.55       12,730.20
 95      Pleasonton Park 131                    MLML                     58,227.00
 96      Crimson Canyon Building                MLML       100,000.00    12,170.41        8,356.60
 98      Campus Walk Apartments                 MLML                      5,967.42       43,199.89
 100     Hampton Inn - College Park             MLML                     18,444.93       10,744.39
 101     I-5 Corporate Center                   MLML                     14,048.50
 104     Bridgeville Crossing Shopping Center   MLML                      2,360.55        6,796.65
 105     Parkway Crossing                       MLML       100,000.00    35,618.94        1,867.60
 106     Deer Park                              MLML                     54,257.88
 112     Wheatland Marketplace                  MLML        30,000.00    73,573.27       11,675.13
 115     Birchwood Health Care Center           MLML                     44,297.89       10,342.50
 119     Riverwatch Commons                     MLML                                     17,698.63
 120     Walgreens and Uno Chicago Grill        MLML                     25,115.57        1,339.63
 122     Redwood Apartments                     MLML                     17,000.00       24,726.48
 123     Montano Shopping Center                MLML        50,000.00    86,226.99        9,703.23
 124     Camino Village Shopping Center         MLML       100,000.00    18,483.00        5,053.13
 125     Commerce Bank - Staten Island          MLML
 126     Avalon Town Center                     MLML        24,000.00    67,664.09
 127     Princess Anne Executive Park           MLML       300,000.00    26,861.72       17,340.40

                                                MORTGAGE
                                                LOAN       UPFRONT OTHER
LOAN #   PROPERTY NAME                          SELLER        RESERVE      UPFRONT OTHER DESCRIPTION
----------------------------------------------------------------------------------------------------------------------

 45      Inverness Heights Shopping Center      MLML
 46      Lindell Towers                         MLML
 48      Wayzata Executive Park                 MLML           59,429.00   Free Rent Reserve
 50      Carmel Woods                           MLML
 51      Klahanie Village Shopping Center       MLML
 53      Summit Office Park                     MLML
 58      Temple Inland Industrial Portfolio     MLML
58.01    Santa Fe Springs                       MLML
58.02    Buena Park                             MLML
58.03    El Centro                              MLML
 59      Del Mar Heights Village                MLML
 61      Valley Mack Plaza                      MLML          909,514.00   New Tenant Reserve
 63      Crown Valley Center                    MLML
                                                                           BBB Rent Credit Reserve ($325,000) and
 66      390 East H Street                      MLML          367,500.00   Sports Authority Tax Escrow ($42,500)
 68      Hi Desert Plaza                        MLML          505,784.00   New Tenant Reserve
 72      IDT Building                           MLML          900,000.00   Debt Service
 76      Lake Frederica Shopping Center         MLML
 77      Anthem Shopping Center                 MLML
 78      Bridgeview Plaza                       MLML
 80      Regency Plaza                          MLML          100,000.00   Lamps Plus TILC Reserve
 81      Marriott - Racine                      MLML          113,278.51   Debt Service
 82      Sheldon Oaks                           MLML
 83      In Town Lofts                          MLML
 84      Wilderness Village Shopping Center     MLML
 88      Shallowford Exchange                   MLML
                                                                           Debt Service Reserve (240,000.00);
 90      La Mesa Village Station                MLML          243,200.00   Tenant Estoppel Reserve (3,200.00)
 93      Yarbrough Plaza                        MLML
 95      Pleasonton Park 131                    MLML
 96      Crimson Canyon Building                MLML
 98      Campus Walk Apartments                 MLML
 100     Hampton Inn - College Park             MLML
 101     I-5 Corporate Center                   MLML        1,012,602.00   Rent/Reimbursement Reserve
 104     Bridgeville Crossing Shopping Center   MLML          200,000.00   Lennar Occupancy Reserve
 105     Parkway Crossing                       MLML          224,500.00   Laminate Kingdom Tenant Improvement Reserve
 106     Deer Park                              MLML
 112     Wheatland Marketplace                  MLML
 115     Birchwood Health Care Center           MLML
 119     Riverwatch Commons                     MLML
 120     Walgreens and Uno Chicago Grill        MLML
 122     Redwood Apartments                     MLML
 123     Montano Shopping Center                MLML
 124     Camino Village Shopping Center         MLML
                                                                           Separate Tax Lot Reserve (10,000.00),
                                                                           Debt Service Reserve (27,086.24) and
 125     Commerce Bank - Staten Island          MLML           47,086.24   Final C/O Reserve (10,000.00)
                                                                           Serendipity Lease Reserve (11,500.00)
 126     Avalon Town Center                     MLML           26,500.00   and Chiropractor Lease Reserve (15,000.00)
 127     Princess Anne Executive Park           MLML

                                                MORTGAGE                           MONTHLY
                                                LOAN                                ENVIR.
LOAN #   PROPERTY NAME                          SELLER     MONTHLY CAPEX RESERVE   RESERVE
------------------------------------------------------------------------------------------

 45      Inverness Heights Shopping Center      MLML
 46      Lindell Towers                         MLML                    5,025.00
 48      Wayzata Executive Park                 MLML                    2,119.00
 50      Carmel Woods                           MLML                    6,542.00
 51      Klahanie Village Shopping Center       MLML                      892.00
 53      Summit Office Park                     MLML                    2,017.00
 58      Temple Inland Industrial Portfolio     MLML
58.01    Santa Fe Springs                       MLML
58.02    Buena Park                             MLML
58.03    El Centro                              MLML
 59      Del Mar Heights Village                MLML                      721.00
 61      Valley Mack Plaza                      MLML                    1,568.00
 63      Crown Valley Center                    MLML                      953.00

 66      390 East H Street                      MLML                      400.48
 68      Hi Desert Plaza                        MLML                    1,403.00
 72      IDT Building                           MLML                    2,591.00
 76      Lake Frederica Shopping Center         MLML                    1,913.00
 77      Anthem Shopping Center                 MLML                      534.00
 78      Bridgeview Plaza                       MLML                    1,749.00
 80      Regency Plaza                          MLML                      742.00
 81      Marriott - Racine                      MLML       4% of Gross Revenues
 82      Sheldon Oaks                           MLML                    4,785.00
 83      In Town Lofts                          MLML                    1,813.00
 84      Wilderness Village Shopping Center     MLML                      612.00
 88      Shallowford Exchange                   MLML                      833.33

 90      La Mesa Village Station                MLML                      865.00
 93      Yarbrough Plaza                        MLML                    5,518.17
 95      Pleasonton Park 131                    MLML                    1,010.00
 96      Crimson Canyon Building                MLML                      550.00
 98      Campus Walk Apartments                 MLML                    6,275.00
 100     Hampton Inn - College Park             MLML       4% of Gross Revenues
 101     I-5 Corporate Center                   MLML                      894.00
 104     Bridgeville Crossing Shopping Center   MLML                      908.00
 105     Parkway Crossing                       MLML                      624.00
 106     Deer Park                              MLML                    3,626.00
 112     Wheatland Marketplace                  MLML                      456.00
 115     Birchwood Health Care Center           MLML                    4,667.00
 119     Riverwatch Commons                     MLML                    1,354.00
 120     Walgreens and Uno Chicago Grill        MLML                      189.00
 122     Redwood Apartments                     MLML
 123     Montano Shopping Center                MLML                    1,680.00
 124     Camino Village Shopping Center         MLML                      640.00

 125     Commerce Bank - Staten Island          MLML

 126     Avalon Town Center                     MLML                       504.0
 127     Princess Anne Executive Park           MLML                    2,474.00

                                              MORTGAGE   MONTHLY    MONTHLY    MONTHLY    MONTHLY       OTHER
                                              LOAN        TI/LC      RE TAX   INSURANCE    OTHER        MONTH       TOTAL   UNIT OF
LOAN #  PROPERTY NAME                         SELLER     RESERVE    RESERVE    RESERVE    RESERVE    DESCRIPTION  SF/UNITS  MEASURE
-----------------------------------------------------------------------------------------------------------------------------------

  45    Inverness Heights Shopping Center     MLML                                                                 127,246  SF
  46    Lindell Towers                        MLML                  2,490.40   6,729.12                                201  Units
  48    Wayzata Executive Park                MLML                 35,548.89   2,712.50                            101,716  SF
  50    Carmel Woods                          MLML                 17,514.85   4,669.35                                314  Units
  51    Klahanie Village Shopping Center      MLML       6,000.00  11,872.34                                        66,895  SF
  53    Summit Office Park                    MLML                 20,408.81                                       110,006  SF
  58    Temple Inland Industrial Portfolio    MLML      22,000.00                450.45                            458,148  SF
 58.01  Santa Fe Springs                      MLML                                                                 197,690  SF
 58.02  Buena Park                            MLML                                                                 124,588  SF
 58.03  El Centro                             MLML                                                                 135,870  SF
  59    Del Mar Heights Village               MLML       6,000.00   6,277.33   2,214.22                             61,897  SF
  61    Valley Mack Plaza                     MLML       2,500.00  10,599.96                                       125,370  SF
  63    Crown Valley Center                   MLML       4,167.00  11,507.50   1,642.38                             42,354  SF
  66    390 East H Street                     MLML                               168.00                             96,114  SF
  68    Hi Desert Plaza                       MLML       3,000.00   4,585.77                                       112,277  SF
  72    IDT Building                          MLML                 17,202.71                                       100,295  SF
  76    Lake Frederica Shopping Center        MLML       5,000.00  12,469.14   1,178.28                             98,085  SF
  77    Anthem Shopping Center                MLML       2,333.00   7,827.25   1,308.56                             42,687  SF
  78    Bridgeview Plaza                      MLML       4,947.00  24,877.60                                       139,955  SF
  80    Regency Plaza                         MLML       9,333.00   7,532.32   3,992.54                             36,597  SF
  81    Marriott - Racine                     MLML                 11,447.05  11,407.64  11,891.16  Debt Service       222  Rooms
  82    Sheldon Oaks                          MLML                  8,230.51                                           110  Units
  83    In Town Lofts                         MLML                  4,442.29   1,658.91     953.00     TI/LC            87  Units
                                                                                                       Reserve
  84    Wilderness Village Shopping Center    MLML       5,300.00   7,691.60                                        45,886  SF
  88    Shallowford Exchange                  MLML                  7,431.35     597.40                             46,219  SF
  90    La Mesa Village Station               MLML       1,375.00   8,400.00   1,889.74                             57,673  SF
  93    Yarbrough Plaza                       MLML       4,167.00  10,049.85   1,818.60                             79,140  SF
  95    Pleasonton Park 131                   MLML       5,000.00  10,189.71     567.44                             48,492  SF
  96    Crimson Canyon Building               MLML                  4,056.80   1,044.58                             33,014  SF
  98    Campus Walk Apartments                MLML                  5,967.42   3,927.26                                289  Units
  100   Hampton Inn - College Park            MLML                  6,148.31   3,581.46                                 80  Rooms
  101   I-5 Corporate Center                  MLML       1,667.00   2,458.49   1,185.19                             71,492  SF
  104   Bridgeville Crossing Shopping Center  MLML       1,667.00   2,360.55   1,132.78                             72,630  SF
  105   Parkway Crossing                      MLML                  3,238.09     933.80                             49,832  SF
  106   Deer Park                             MLML                 10,851.58                                            84  Units
  112   Wheatland Marketplace                 MLML       3,470.00   9,196.66   1,061.38                             40,010  SF
  115   Birchwood Health Care Center          MLML                 19,752.87   1,034.25                                160  Beds
  119   Riverwatch Commons                    MLML       1,667.00   4,500.00   1,769.86                            135,745  SF
  120   Walgreens and Uno Chicago Grill       MLML                  4,185.93     267.93                             21,320  SF
  122   Redwood Apartments                    MLML                  7,000.00   2,472.65                                 70  Units
  123   Montano Shopping Center               MLML       2,778.00   7,838.82   1,386.18                            118,569  SF
  124   Camino Village Shopping Center        MLML                  3,080.50     505.31                             34,932  SF
  125   Commerce Bank - Staten Island         MLML                                                                   3,800  SF
  126   Avalon Town Center                    MLML       2,917.00   6,151.28     971.60                             40,354  SF
  127   Princess Anne Executive Park          MLML                  4,476.95   2,167.55                             61,848  SF

                                              MORTGAGE
                                              LOAN       GRACE   LOAN
LOAN #  PROPERTY NAME                         SELLER    PERIOD  GROUP
---------------------------------------------------------------------
  45    Inverness Heights Shopping Center     MLML         5      1
  46    Lindell Towers                        MLML         5      2
  48    Wayzata Executive Park                MLML         5      1
  50    Carmel Woods                          MLML         5      2
  51    Klahanie Village Shopping Center      MLML         5      1
  53    Summit Office Park                    MLML         5      1
  58    Temple Inland Industrial Portfolio    MLML         5      1
58.01   Santa Fe Springs                      MLML                1
58.02   Buena Park                            MLML                1
58.03   El Centro                             MLML                1
  59    Del Mar Heights Village               MLML         5      1
  61    Valley Mack Plaza                     MLML         5      1
  63    Crown Valley Center                   MLML         5      1
  66    390 East H Street                     MLML         5      1
  68    Hi Desert Plaza                       MLML         5      1
  72    IDT Building                          MLML         5      1
  76    Lake Frederica Shopping Center        MLML         5      1
  77    Anthem Shopping Center                MLML         5      1
  78    Bridgeview Plaza                      MLML         5      1
  80    Regency Plaza                         MLML         5      1
  81    Marriott - Racine                     MLML         5      1
  82    Sheldon Oaks                          MLML         5      1
  83    In Town Lofts                         MLML         5      2
  84    Wilderness Village Shopping Center    MLML         5      1
  88    Shallowford Exchange                  MLML         5      1
  90    La Mesa Village Station               MLML         5      1
  93    Yarbrough Plaza                       MLML         5      1
  95    Pleasonton Park 131                   MLML         5      1
  96    Crimson Canyon Building               MLML         5      1
  98    Campus Walk Apartments                MLML         5      2
 100    Hampton Inn - College Park            MLML         5      1
 101    I-5 Corporate Center                  MLML         5      1
 104    Bridgeville Crossing Shopping Center  MLML         5      1
 105    Parkway Crossing                      MLML         5      1
 106    Deer Park                             MLML         5      1
 112    Wheatland Marketplace                 MLML         5      1
 115    Birchwood Health Care Center          MLML         5      1
 119    Riverwatch Commons                    MLML         5      1
 120    Walgreens and Uno Chicago Grill       MLML         5      1
 122    Redwood Apartments                    MLML         5      1
 123    Montano Shopping Center               MLML         5      1
 124    Camino Village Shopping Center        MLML         5      1
 125    Commerce Bank - Staten Island         MLML         5      1
 126    Avalon Town Center                    MLML         5      1
 127    Princess Anne Executive Park          MLML         5      1

                                    MORTGAGE
LOAN #  PROPERTY NAME               LOAN SELLER  PROPERTY TYPE  ADDRESS
---------------------------------------------------------------------------------------------------------

  128   Parker Valley Center Lot 3  MLML         Retail         11177 South Dransfeldt Road
  129   Comfort Inn & Suites        MLML         Hospitality    2540 Davie Road
  136   The Harbor at Southaven     MLML         Multifamily    3333 Fairhaven Drive
  137   East Towne Plaza            MLML         Retail         2901 Williamsburg Road
  141   National City Retail        MLML         Retail         3403 & 3421 East Plaza Boulevard
  145   Strawberry Fields           MLML         Multifamily    1654 South Marion Avenue
  146   Colorado First Building     MLML         Office         3204 & 3260 North Academy Boulevard
  147   Federal Express Building    MLML         Industrial     2960 North Martin Avenue
  149   Regents Plaza               MLML         Retail         7475 Clairemont Mesa Boulevard
  154   CVS Thibodaux               MLML         Retail         201 North Canal Boulevard
  155   Stoney Brook Commons        MLML         Office         4 Riverside Avenue & 10 North Main Street
  156   Tsern Retail                MLML         Retail         1710 Tipton Street
  158   La Quinta Lafayette         MLML         Hospitality    1015 West Pinhook Road
  159   Alameda Self Storage        MLML         Self Storage   1913 Sherman Street
  160   1500 McGowen                MLML         Office         1500 McGowen Street

                                                                                                       CUTOFF
                                    MORTGAGE                                                  ZIP      BALANCE      ORIGINAL
LOAN #  PROPERTY NAME               LOAN SELLER  CITY              COUNTY  STATE              CODE   (12/1/2005)     BALANCE
------------------------------------------------------------------------------------------------------------------------------

  128   Parker Valley Center Lot 3  MLML         Parker            CO      Douglas           80134  4,750,000.00  4,750,000.00
  129   Comfort Inn & Suites        MLML         Davie             FL      Broward           33317  4,686,472.57  4,700,000.00
  136   The Harbor at Southaven     MLML         Lafayette         IN      Tippecanoe        47909  4,320,000.00  4,320,000.00
  137   East Towne Plaza            MLML         Richmond          VA      Henrico           23231  4,300,000.00  4,300,000.00
  141   National City Retail        MLML         National City     CA      San Diego         91950  4,000,000.00  4,000,000.00
  145   Strawberry Fields           MLML         Springfield       MO      Greene            65807  3,528,044.17  3,540,000.00
  146   Colorado First Building     MLML         Colorado Springs  CO      El Paso           80917  3,500,000.00  3,500,000.00
  147   Federal Express Building    MLML         Springfield       MO      Greene            65803  3,243,942.37  3,250,000.00
  149   Regents Plaza               MLML         San Diego         CA      San Diego         92111  3,170,000.00  3,170,000.00
  154   CVS Thibodaux               MLML         Thibodoux         LA      Lafourche Parish  70301  2,744,388.21  2,750,000.00
  155   Stoney Brook Commons        MLML         Bristol           CT      Hartford          06010  2,641,251.86  2,650,000.00
  156   Tsern Retail                MLML         Seymour           IN      Jackson           47274  2,497,186.54  2,500,000.00
  158   La Quinta Lafayette         MLML         Lafayette         LA      Lafayette         70503  2,346,737.35  2,350,000.00
  159   Alameda Self Storage        MLML         Alameda           CA      Alameda           94501  2,250,000.00  2,250,000.00
  160   1500 McGowen                MLML         Houston           TX      Harris            77004  2,247,558.02  2,250,000.00

                                    MORTGAGE  IO MONTHLY   IO ANNUAL   MONTHLY     ANNUAL               PRIMARY     MASTER
                                    LOAN         DEBT         DEBT     P&I DEBT   P&I DEBT   INTEREST  SERVICING  SERVICING
LOAN #  PROPERTY NAME               SELLER      SERVICE     SERVICE    SERVICE     SERVICE   RATE (%)   FEE RATE   FEE RATE
---------------------------------------------------------------------------------------------------------------------------

 128    Parker Valley Center Lot 3  MLML       21,699.97  260,399.62  26,693.47  320,321.64   5.4070    0.01000    0.02000
 129    Comfort Inn & Suites        MLML                              29,378.00  352,536.00   5.6830    0.01000    0.02000
 136    The Harbor at Southaven     MLML       19,053.00  228,636.00  23,774.99  285,299.88   5.2200    0.01000    0.02000
 137    East Towne Plaza            MLML       19,364.43  232,373.19  23,958.27  287,499.24   5.3300    0.00000    0.02000
 141    National City Retail        MLML       17,607.87  211,294.44  21,989.15  263,869.80   5.2100    0.00000    0.02000
 145    Strawberry Fields           MLML                              19,329.33  231,951.96   5.1500    0.01000    0.02000
 146    Colorado First Building     MLML       15,007.67  180,092.01  18,949.51  227,394.12   5.0750    0.01000    0.02000
 147    Federal Express Building    MLML                              19,306.06  231,672.72   5.9140    0.01000    0.02000
 149    Regents Plaza               MLML       14,972.01  179,664.15  18,178.32  218,139.84   5.5900    0.00000    0.02000
 154    CVS Thibodaux               MLML                              15,614.20  187,370.40   5.5000    0.01000    0.02000
 155    Stoney Brook Commons        MLML                              14,654.74  175,856.88   5.2630    0.01000    0.02000
 156    Tsern Retail                MLML                              13,963.46  167,561.52   5.3520    0.01000    0.02000
 158    La Quinta Lafayette         MLML                              15,502.23  186,026.76   6.2500    0.01000    0.02000
 159    Alameda Self Storage        MLML       10,672.45  128,069.38                          5.6140    0.01000    0.02000
 160    1500 McGowen                MLML                              12,838.85  154,066.20   5.5450    0.01000    0.02000

                                    MORTGAGE  TRUSTEE &  BROKER                NET
                                    LOAN        PAYING    STRIP   ADMIN.     MORTGAGE      ACCRUAL         REMAINING  MATURITY/ARD
LOAN #  PROPERTY NAME               SELLER    AGENT FEE   RATE     FEE    INTEREST RATE     TYPE     TERM     TERM        DATE
----------------------------------------------------------------------------------------------------------------------------------

 128    Parker Valley Center Lot 3  MLML       0.00060           0.03060     5.37640     Actual/360   120     119       11/1/2015
 129    Comfort Inn & Suites        MLML       0.00060           0.03060     5.65240     Actual/360   120     118       10/1/2015
 136    The Harbor at Southaven     MLML       0.00060           0.03060     5.18940     Actual/360   120     118       10/1/2015
 137    East Towne Plaza            MLML       0.00060           0.12060     5.20940     Actual/360   120     118       10/1/2015
 141    National City Retail        MLML       0.00060           0.12060     5.08940     Actual/360   120     118       10/1/2015
 145    Strawberry Fields           MLML       0.00060           0.03060     5.11940     Actual/360   120     117        9/1/2015
 146    Colorado First Building     MLML       0.00060           0.03060     5.04440     Actual/360   120     118       10/1/2015
 147    Federal Express Building    MLML       0.00060           0.03060     5.88340     Actual/360   120     118       10/1/2015
 149    Regents Plaza               MLML       0.00060           0.07060     5.51940     Actual/360    84      81        9/1/2012
 154    CVS Thibodaux               MLML       0.00060           0.03060     5.46940     Actual/360   120     118       10/1/2015
 155    Stoney Brook Commons        MLML       0.00060           0.03060     5.23240     Actual/360   120     117        9/1/2015
 156    Tsern Retail                MLML       0.00060           0.03060     5.32140     Actual/360   120     119       11/1/2015
 158    La Quinta Lafayette         MLML       0.00060           0.03060     6.21940     Actual/360   120     119       11/1/2015
 159    Alameda Self Storage        MLML       0.00060           0.03060     5.58340     Actual/360    60      57        9/1/2010
 160    1500 McGowen                MLML       0.00060           0.03060     5.51440     Actual/360   120     119       11/1/2015

                                    MORTGAGE
                                    LOAN      AMORT   REMAINING
LOAN #  PROPERTY NAME               SELLER     TERM  AMORT TERM  TITLE TYPE  ARD (Y/N)             ARD STEP UP (%)
------------------------------------------------------------------------------------------------------------------------------

 128    Parker Valley Center Lot 3  MLML       360       360     Fee         No
 129    Comfort Inn & Suites        MLML       300       298     Fee         No
 136    The Harbor at Southaven     MLML       360       360     Fee         No
 137    East Towne Plaza            MLML       360       360     Fee         No
 141    National City Retail        MLML       360       360     Fee         No
 145    Strawberry Fields           MLML       360       357     Fee         No
 146    Colorado First Building     MLML       360       360     Fee         No
 147    Federal Express Building    MLML       360       358     Fee         No
 149    Regents Plaza               MLML       360       360     Fee         No
 154    CVS Thibodaux               MLML       360       358     Leasehold   Yes       2.0% plus the greater of i) the Initial
                                                                                       Interest Rate and ii) the Treasury Rate
                                                                                       plus 5.0%.
 155    Stoney Brook Commons        MLML       360       357     Fee         No
 156    Tsern Retail                MLML       360       359     Fee         No
 158    La Quinta Lafayette         MLML       300       299     Fee         No
 159    Alameda Self Storage        MLML         0         0     Fee         No
 160    1500 McGowen                MLML       360       359     Fee         No

                                  MORTGAGE                 ENVIRONMENTAL
                                  LOAN      ENVIRONMENTAL    INSURANCE     CROSS-        CROSS-      DEFEASANCE  LETTER OF   LOCKBOX
LOAN #  PROPERTY NAME             SELLER     REPORT TYPE       (Y/N)      DEFAULTED  COLLATERALIZED    ALLOWED     CREDIT   IN-PLACE
------------------------------------------------------------------------------------------------------------------------------------

 128    Parker Valley Center
        Lot 3                     MLML         8/29/2005         No                                     Yes          No        No
 129    Comfort Inn & Suites      MLML         9/14/2005         No                                     Yes          No        Yes
 136    The Harbor at Southaven   MLML         8/11/2005         No                                     Yes          No        No
 137    East Towne Plaza          MLML         8/10/2005         No                                     Yes          No        No
 141    National City Retail      MLML         9/16/2005         No                                     Yes          No        No
 145    Strawberry Fields         MLML         7/19/2005         No                                     Yes          No        No
 146    Colorado First Building   MLML         8/15/2005         No                                     Yes          No        No
 147    Federal Express Building  MLML         3/30/2005         No                                     Yes          Yes       Yes
 149    Regents Plaza             MLML        10/19/2005         No                                     Yes          No        No
 154    CVS Thibodaux             MLML          7/6/2005         No                                     Yes          No        Yes
 155    Stoney Brook Commons      MLML         6/14/2005         No                                     Yes          No        No
 156    Tsern Retail              MLML         7/22/2005         No                                     Yes          No        Yes
 158    La Quinta Lafayette       MLML         8/24/2005         No                                     Yes          No        Yes
 159    Alameda Self Storage      MLML         7/13/2005         No                                     Yes          No        No
 160    1500 McGowen              MLML         5/24/2005         No                                     Yes          No        No

                                    MORTGAGE             UPFRONT    UPFRONT   UPFRONT    UPFRONT   UPFRONT RE   UPFRONT
                                    LOAN      HOLDBACK     ENG.      CAPEX     ENVIR.     TI/LC       TAX      INSURANCE
LOAN #  PROPERTY NAME               SELLER       AMT     RESERVE    RESERVES  RESERVE    RESERVE     RESERVE    RESERVE
------------------------------------------------------------------------------------------------------------------------

 128    Parker Valley Center Lot 3  MLML                                                            24,542.39   1,590.40
 129    Comfort Inn & Suites        MLML                                                            73,958.42  23,315.28
 136    The Harbor at Southaven     MLML
 137    East Towne Plaza            MLML                 3,125.00  38,000.00                        18,066.47     833.00
 141    National City Retail        MLML                28,469.00                                   12,404.90   6,733.21
 145    Strawberry Fields           MLML                                                            17,305.80
 146    Colorado First Building     MLML                    35938                                    7,620.17
 147    Federal Express Building    MLML                                                                          763.96
 149    Regents Plaza               MLML                14,375.00   2,700.00           100,000.00   36,716.23   7,729.05
 154    CVS Thibodaux               MLML
 155    Stoney Brook Commons        MLML                                                             9,512.14   1,817.81
 156    Tsern Retail                MLML
 158    La Quinta Lafayette         MLML                                                            24,497.38  16,537.50
 159    Alameda Self Storage        MLML                                                             9,158.49   6,891.88
 160    1500 McGowen                MLML                                                50,000.00   47,969.01   1,429.23

                                    MORTGAGE    UPFRONT                                                                    MONTHLY
                                    LOAN         OTHER                                                   MONTHLY CAPEX      ENVIR.
LOAN #  PROPERTY NAME               SELLER      RESERVE   UPFRONT OTHER DESCRIPTION                         RESERVE        RESERVE
----------------------------------------------------------------------------------------------------------------------------------

 128    Parker Valley Center Lot 3  MLML       32,872.00  Party America Occupancy Reserve                          315.00
 129    Comfort Inn & Suites        MLML                                                             4% of Gross Revenues
 136    The Harbor at Southaven     MLML                                                                         1,583.00
 137    East Towne Plaza            MLML       44,808.00  K-Beauty Occupancy Reserve (30,432.00);
                                                          Barber Shop Occupancy Reserve (14,376.00)              1,026.00
 141    National City Retail        MLML                                                                           324.00
 145    Strawberry Fields           MLML                                                                         2,170.93
 146    Colorado First Building     MLML                                                                           522.00
 147    Federal Express Building    MLML       22,185.82  Debt Service                                             791.00
 149    Regents Plaza               MLML
 154    CVS Thibodaux               MLML       15,614.20  Debt Service
 155    Stoney Brook Commons        MLML                                                                           424.00
 156    Tsern Retail                MLML                                                                           200.00
 158    La Quinta Lafayette         MLML                                                             4% of Gross Revenues
 159    Alameda Self Storage        MLML      160,000.00  Liquidity Reserve                                        896.00
 160    1500 McGowen                MLML       70,000.00  Debt Service                                             707.00

                                    MORTGAGE   MONTHLY                MONTHLY   MONTHLY
                                    LOAN        TI/LC    MONTHLY RE  INSURANCE   OTHER   OTHER MONTH     TOTAL  UNIT OF
LOAN #  PROPERTY NAME               SELLER     RESERVE  TAX RESERVE   RESERVE   RESERVE  DESCRIPTION  SF/UNITS  MEASURE
-----------------------------------------------------------------------------------------------------------------------

 128    Parker Valley Center Lot 3  MLML        610.00     4,908.48     198.80                         25,235   SF
 129    Comfort Inn & Suites        MLML                  10,565.49   4,663.06                             77   Rooms
 136    The Harbor at Southaven     MLML                   7,953.98   1,448.65                             76   Units
 137    East Towne Plaza            MLML      2,083.00     3,845.65     833.00                         64,774   SF
 141    National City Retail        MLML      3,333.00     2,170.86     961.89                         25,958   SF
 145    Strawberry Fields           MLML                   1,573.25   1,674.23                            108   Units
 146    Colorado First Building     MLML      4,167.00     3,810.09     542.50                         31,326   SF
 147    Federal Express Building    MLML      1,324.79                  763.96                         63,275   SF
 149    Regents Plaza               MLML                                                               18,000   SF
 154    CVS Thibodaux               MLML                                                               13,824   SF
 155    Stoney Brook Commons        MLML      1,250.00     3,170.71     454.45                         20,324   SF
 156    Tsern Retail                MLML                                                               23,942   SF
 158    La Quinta Lafayette         MLML                   2,041.45   2,362.50                             50   Rooms
 159    Alameda Self Storage        MLML                   9,158.49     765.76                         71,680   SF
 160    1500 McGowen                MLML      3,717.00     4,796.90     714.61                         32,875   SF

                                    MORTGAGE
                                    LOAN       GRACE   LOAN
LOAN #  PROPERTY NAME               SELLER    PERIOD  GROUP
-----------------------------------------------------------
 128    Parker Valley Center Lot 3  MLML        5       1
 129    Comfort Inn & Suites        MLML        5       1
 136    The Harbor at Southaven     MLML        5       1
 137    East Towne Plaza            MLML        5       1
 141    National City Retail        MLML        5       1
 145    Strawberry Fields           MLML        5       2
 146    Colorado First Building     MLML        5       1
 147    Federal Express Building    MLML        5       1
 149    Regents Plaza               MLML        5       1
 154    CVS Thibodaux               MLML        5       1
 155    Stoney Brook Commons        MLML        5       1
 156    Tsern Retail                MLML        5       1
 158    La Quinta Lafayette         MLML        5       1
 159    Alameda Self Storage        MLML        5       1
 160    1500 McGowen                MLML        5       1